As filed with the SEC on ________________.            Registration No. 333-07451


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                    Post-Effective Amendment No. 4 to

                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

                            ----------------------

                    PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                             (Exact Name of Trust)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             213 Washington Street
                         Newark, New Jersey 07102-2992
                                 (800) 778-2255
         (Address and telephone number of principal executive offices)

                            ----------------------

                               Thomas C. Castano
                              Assistant Secretary
                         Pruco Life Insurance Company
                             213 Washington Street
                         Newark, New Jersey 07102-2992
                    (Name and address of agent for service)

                                   Copy to:
                               Jeffrey C. Martin
                                Shea & Gardner
                        1800 Massachusetts Avenue, N.W.
                            Washington, D.C. 20036

                            ----------------------



It is proposed that this filing will become effective (check appropriate space):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on   April 30, 1999              pursuant to paragraph (b) of Rule 485
       -----------------------------
              (date)

[ ] 60 days after filing pursuant to paragraph (a) of Rule 485

[ ] on _________________________________ pursuant to paragraph (a) of Rule 485
             (date)

                             CROSS REFERENCE SHEET
                         (as required by Form N-8B-2)

 N-8B-2 Item Number          Location
 ------------------          --------

          1.                 Cover Page

          2.                 Cover Page

          3.                 Not Applicable

          4.                 Sale of the Contract and Sales Commissions

          5.                 The Pruco Life Variable Appreciable Account

          6.                 The Pruco Life Variable Appreciable Account

          7.                 Not Applicable

          8.                 Not Applicable

          9.                 Litigation

         10. Introduction and Summary; Short-Term Cancellation Right, or "Free Look"; Type of Death Benefit; Changing the Type of Death Benefit; Premiums; Contract Date; Allocation of Premiums; Transfers; Dollar Cost Averaging, Auto-Rebalancing; Charges and Expenses; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary; Surrender of a Contract; Withdrawals; Increases in Basic Insurance Amount; Decreases in Basic Insurance Amount; Lapse and Reinstatement; When Proceeds are Paid; Riders; Other General Contract Provisions; Voting Rights; Substitution of Fund Shares

         11.                 Introduction and Summary; The Pruco Life Variable
                             Appreciable Account

         12.                 Cover Page; Introduction and Summary; The Funds;
                             Sale of the Contract and Sales Commissions

         13. Introduction and Summary; The Funds; Charges and Expenses; Sale of the Contract and Sales Commissions

         14.                 Introduction and Summary; Requirements for
                             Issuance of a Contract

         15.                 Introduction and Summary; Allocation of Premiums;
                             Transfers; Dollar Cost Averaging, Auto-Rebalancing; The Fixed-Rate Option

         16. Introduction and Summary; Detailed Information for Prospective Contract Owners

         17.                 When Proceeds are Paid

         18.                 The Pruco Life Variable Appreciable Account

         19.                 Reports to Contract Owners

         20.                 Not Applicable

         21.                 Contract Loans

         22.                 Not Applicable

         23.                 Not Applicable

         24.                 Other General Contract Provisions

 N-8B-2 Item Number          Location
 ------------------          --------

         25.                 Pruco Life Insurance Company

         26.                 Introduction and Summary; The Funds; Charges and
                             Expenses

         27.                 Pruco Life Insurance Company; The Funds

         28.                 Pruco Life Insurance Company; Directors and
                             Officers

         29.                 Pruco Life Insurance Company

         30.                 Not Applicable

         31.                 Not Applicable

         32.                 Not Applicable

         33.                 Not Applicable

         34.                 Not Applicable

         35.                 Pruco Life Insurance Company

         36.                 Not Applicable

         37.                 Not Applicable

         38.                 Sale of the Contract and Sales Commissions

         39.                 Sale of the Contract and Sales Commissions

         40.                 Not Applicable

         41.                 Sale of the Contract and Sales Commissions

         42.                 Not Applicable

         43.                 Not Applicable

         44. Introduction and Summary; The Funds; How a Contract's Cash Surrender Value Will Vary; How a Type A (Fixed) Contract's Death Benefit Will Vary; How a Type B (Variable) Contract's Death Benefit Will Vary

         45.                 Not Applicable

         46. Introduction and Summary; The Pruco Life Variable Appreciable Account; The Funds

         47.                 The Pruco Life Variable Appreciable Account; The
                             Funds

         48.                 Not Applicable

         49.                 Not Applicable

         50.                 Not Applicable

         51.                 Not Applicable

         52.                 Substitution of Fund Shares

         53.                 Tax Treatment of Contract Benefits

         54.                 Not Applicable

         55.                 Not Applicable

         56.                 Not Applicable

         57.                 Not Applicable

         58.                 Not Applicable

         59. Financial Statements; Financial Statements of the Pruco Life Variable Appreciable Account; Consolidated Financial Statements of Pruco Life Insurance Company and Subsidiaries

                                     PART I

                       INFORMATION REQUIRED IN PROSPECTUS

                            VARIABLE UNIVERSAL LIFE
                                   INSURANCE

                                   PROSPECTUS

                                   PRUCO LIFE
                          VARIABLE APPRECIABLE ACCOUNT

                                  MAY 1, 1999



                          PRUCO LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 1999

PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

VARIABLE UNIVERSAL LIFE

This prospectus describes a flexible premium variable universal life insurance contract (the "Contract") offered by Pruco Life Insurance Company ("Pruco Life"). The Contract provides life insurance coverage with flexible premium payments and a variety of investment options. You must pay an initial premium, after which you can pay premium amounts as desired, as long as sufficient money is in the Contract Fund to cover all charges. Your Contract may lapse without value if your Contract Fund has insufficient value. You may select either of two death benefit types, a fixed death benefit or a variable death benefit. The variable death benefit will vary with the performance of the investment options you select. For each type, there are generally two death benefit guarantees, each of which can be secured by a certain level of premium payments.

You may choose to invest your Contract's premiums and its earnings in the following ways:

 .  Invest in one or more of 15 available subaccounts of The Pruco Life Variable
   Appreciable Account, each of which invests in a corresponding portfolio of the Funds indicated below:

             THE PRUDENTIAL SERIES FUND, INC.  (THE "SERIES FUND")

Money Market                         High Yield Bond                 Equity
Diversified Bond                     Stock Index                     Prudential Jennison
Conservative Balanced                Equity Income                   Global
Flexible Managed

            AIM VARIABLE INSURANCE FUNDS, INC.           AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                   AIM V.I. Value Fund                         American Century VP Value Fund

                    JANUS ASPEN SERIES                       MFS(R) VARIABLE INSURANCE TRUST /SM/
                     Growth Portfolio                              Emerging Growth Series

                    T. ROWE PRICE INTERNATIONAL SERIES, INC.
                         International Stock Portfolio

 .    Invest in the FIXED-RATE OPTION, which pays a guaranteed interest rate.
     Pruco Life will credit interest daily on any portion of the premium payment that you have allocated to the fixed-rate option at rates periodically declared by Pruco Life, in its sole discretion. Any such interest rate will never be less than an effective annual rate of 4%.

This prospectus describes the Contract generally and the Pruco Life Variable Appreciable Account. The attached prospectuses for the Funds and their related statements of additional information describe the investment objectives and the risks of investing in the portfolios. Pruco Life may add additional investment options in the future. Please read this prospectus and keep it for future reference.

The Securities and Exchange Commission ("SEC") maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           PRUCO LIFE INSURANCE COMPANY
                              213 Washington Street
                          Newark, New Jersey 07102-2992
                           Telephone: (800) 778-2255

                              PROSPECTUS CONTENTS

                                                                            Page
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS...........................1

INTRODUCTION AND SUMMARY.......................................................2
 BRIEF DESCRIPTION OF THE CONTRACT.............................................2
 CHARGES.......................................................................2
 TYPES OF DEATH BENEFIT........................................................4
 PREMIUM PAYMENTS..............................................................5
 REFUND........................................................................5

GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE COMPANY, THE PRUCO LIFE
VARIABLE APPRECIABLE ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS AVAILABLE
UNDER THE CONTRACT.............................................................6
 PRUCO LIFE INSURANCE COMPANY..................................................6
 THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT...................................6
 THE FUNDS.....................................................................7
 THE FIXED-RATE OPTION.........................................................9
 WHICH INVESTMENT OPTION SHOULD BE SELECTED?...................................9

DETAILED INFORMATION FOR PROSPECTIVE CONTRACT OWNERS..........................10
 REQUIREMENTS FOR ISSUANCE OF A CONTRACT......................................10
 SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK".................................10
 TYPE OF DEATH BENEFIT........................................................10
 CHANGING THE TYPE OF DEATH BENEFIT...........................................11
 PREMIUMS.....................................................................11
 DEATH BENEFIT GUARANTEE......................................................12
 CONTRACT DATE................................................................14
 ALLOCATION OF PREMIUMS.......................................................14
 TRANSFERS....................................................................14
 DOLLAR COST AVERAGING........................................................15
 AUTO-REBALANCING.............................................................15
 CHARGES AND EXPENSES.........................................................15
 HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY..............................19
 HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY......................19
 HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY...................20
 SURRENDER OF A CONTRACT......................................................20
 WITHDRAWALS..................................................................21
 INCREASES IN BASIC INSURANCE AMOUNT..........................................21
 DECREASES IN BASIC INSURANCE AMOUNT..........................................22
 WHEN PROCEEDS ARE PAID.......................................................22
 LIVING NEEDS BENEFIT.........................................................23
 ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED
 PREMIUMS.....................................................................24
 CONTRACT LOANS...............................................................26
 SALE OF THE CONTRACT AND SALES COMMISSIONS...................................27
 TAX TREATMENT OF CONTRACT BENEFITS...........................................27
 LAPSE AND REINSTATEMENT......................................................29
 LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS..........29
 OTHER GENERAL CONTRACT PROVISIONS............................................29
 RIDERS.......................................................................30
 VOTING RIGHTS................................................................30
 SUBSTITUTION OF FUND SHARES..................................................31
 REPORTS TO CONTRACT OWNERS...................................................31
 STATE REGULATION.............................................................31
 EXPERTS......................................................................31
 LITIGATION...................................................................32

 YEAR 2000 COMPLIANCE.........................................................32
 ADDITIONAL INFORMATION.......................................................33
 FINANCIAL STATEMENTS.........................................................33

DIRECTORS AND OFFICERS........................................................34

FINANCIAL STATEMENTS OF THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE
  PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT....................................A1

CONSOLIDATED FINANCIAL STATEMENTS OF PRUCO LIFE INSURANCE COMPANY AND
SUBSIDIARIES.................................................................B1

                  DEFINITIONS OF SPECIAL TERMS USED IN THIS
                                  PROSPECTUS

ACCUMULATED NET PAYMENTS -- The actual premium payments you make accumulated at an effective annual rate of 4%, less any withdrawals you make, accumulated at an effective annual rate of 4%.

ATTAINED AGE -- The insured's age on the Contract date plus the number of years since then.

BASIC INSURANCE AMOUNT -- The amount of life insurance as shown in the Contract.

CASH SURRENDER VALUE -- The amount payable to the Contract owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract debt and, during the first 10 Contract years, minus the applicable surrender charge.

CONTRACT -- The variable universal life insurance policy described in this prospectus.

CONTRACT ANNIVERSARY -- The same date as the Contract date in each later year.

CONTRACT DATE -- The date the Contract is effective, as specified in the Contract.

CONTRACT DEBT -- The principal amount of all outstanding loans plus any interest we have charged that is not yet due and that we have not yet added to the loan.

CONTRACT FUND -- The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the subaccounts, the amount invested under the fixed-rate option, and the principal amount of any Contract debt.

CONTRACT OWNER -- You. Unless a different owner is named in the application, the owner of the Contract is the insured.

CONTRACT YEAR -- A year that starts on the Contract date or on a Contract anniversary. For any portion of a Contract representing an increase (see page 21), "Contract year" is a year that starts on the effective date of the increase.

DEATH BENEFIT -- The amount we will pay upon the death of the insured before reduction of any Contract debt and amounts needed to pay charges through the date of death.

FACE AMOUNT -- The same as the "basic insurance amount."

FIXED-RATE OPTION -- An investment option under which interest is accrued daily at a rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

FUNDS -- Mutual funds with separate portfolios. One or more of the available Fund portfolios may be chosen as an underlying investment for the Contract.

LIFETIME DEATH BENEFIT GUARANTEE PERIOD -- The lifetime of the Contract, during which time the Lifetime Death Benefit Guarantee is available if sufficient premiums are paid. Lifetime Death Benefit Guarantee not available in Massachusetts. See DEATH BENEFIT GUARANTEE, page 12.

LIMITED DEATH BENEFIT GUARANTEE PERIOD -- A period which is determined on a case-by-case basis, during which time the Limited Death Benefit Guarantee is available if sufficient premiums are paid. See DEATH BENEFIT GUARANTEE, page 12. The period applicable to your Contract is shown on the Contract data pages.

MONTHLY DATE -- The Contract date and the same date in each subsequent month.

PRUCO LIFE INSURANCE COMPANY -- Us, we, Pruco Life. The company offering the Contract.

THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT (THE "ACCOUNT") -- A separate account of Pruco Life registered as a unit investment trust under the Investment Company Act of 1940.

SUBACCOUNT -- An investment division of the Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds.

VALUATION PERIOD -- The period of time from one determination of the value of the amount invested in a subaccount to the next. Such determinations are made when the net asset values of the portfolios of the Funds are calculated, which is generally at 4:15 p.m. Eastern time on each day during which the New York Stock Exchange is open.



US, WE -- Pruco Life Insurance Company.

YOU -- The owner of the Contract.

                            INTRODUCTION AND SUMMARY

This summary provides a brief overview of the more significant aspects of the contract. We provide further detail in the subsequent sections of this prospectus and in the contract. The contract, including the application attached to it, constitutes the entire agreement between you and Pruco Life and you should retain these documents.

As you read this prospectus you should keep in mind that this is a life insurance contract. VARIABLE LIFE INSURANCE has significant investment aspects and requires you to make investment decisions, and therefore it is also a "security." Securities that are offered to the public must be registered with the Securities and Exchange Commission. The prospectus that is a part of the registration statement must be given to all prospective purchasers. A substantial part of the premium pays for life insurance that will pay a benefit to the beneficiary, in the event of the insured's death. This death benefit generally far exceeds the total premium payments. Therefore, you should not buy this Contract unless the major reason for the purchase is to provide life insurance protection.

BRIEF DESCRIPTION OF THE CONTRACT

The Contract is a form of variable universal life insurance. It is based on a Contract Fund, the value of which changes every business day. The chart below describes how the value of your Contract Fund changes.

You may invest premiums in one or more of the 15 available subaccounts or in the fixed-rate option. Your Contract Fund value changes every day depending upon the change in the value of the particular investment options that you have selected.


Although the value of your Contract Fund will increase if there is favorable investment performance in the subaccounts you select, there is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. See WHICH INVESTMENT OPTION SHOULD BE SELECTED?, page 9.
If you select the fixed-rate option, Pruco Life credits your account with a declared rate or rates of interest but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 4%.

CHARGES

The following chart outlines the components of your Contract Fund and the adjustments which may be made including the maximum charges which may be deducted from each premium payment and from the amounts held in the designated investment options. These charges are largely designed to cover insurance costs and risks as well as sales and administrative expenses. The maximum charges shown in the chart, as well as the current lower charges, are fully described under CHARGES AND EXPENSES, page 15.

                  --------------------------------------------------
                                   PREMIUM PAYMENT
                  --------------------------------------------------

                    ----------------------------------------------

                     .  less a charge of up to 7.5% of the
                        premiums paid for taxes attributable to
                        premiums.  In Oregon this is called a
                        premium based administrative charge.
                     .  less a charge for sales expenses of up to
                        4% of the premiums paid.
                    ----------------------------------------------

--------------------------------------------------------------------------------

                            INVESTED PREMIUM AMOUNT

To be invested in one or a combination of:

 .  15 investment portfolios of the Funds
 .  The fixed-rate option

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                                 CONTRACT FUND

On the Contract Date, the Contract Fund is equal to the invested premium amount minus any of the charges described below which may be due on that date. Thereafter, the value of the Contract Fund changes daily.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   PRUCO LIFE ADJUSTS THE CONTRACT FUND FOR:

 .  Addition of any new invested premium amounts.

 .  Addition of any increase due to investment results of the chosen subaccounts.
 . Addition of guaranteed interest at an effective annual rate of 4% (plus any excess interest if applicable) on the portion of the Contract Fund allocated to the fixed-rate option.
 . Addition of guaranteed interest at an effective annual rate of 4% on the amount of any Contract loan. (Separately, interest charged on the loan accrues at an effective annual rate of 4.5% or 5%. See CONTRACT LOANS, page 26.)

 .  Subtraction of any decrease due to investment results of the chosen subaccounts.
 .  Subtraction of any amount withdrawn.
 .  Subtraction of the charges listed below, as applicable.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 DAILY CHARGES

 .  Management fees and expenses are deducted from the Fund assets.

 . We deduct a daily mortality and expense risk charge, equivalent to an annual rate of up to 0.9%, from the subaccount assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                MONTHLY CHARGES

 . We reduce the Contract Fund by a monthly administrative charge of up to $10 plus $0.07 per $1,000 ($10 plus $0.08 per $1,000 in Massachusetts) of the basic insurance amount; after the first Contract year, the $0.07 per $1,000 ($0.08 per $1,000 in Massachusetts) portion of the charge is reduced to $0.01 per $1,000 ($0.02 per $1,000 in Massachusetts) of the basic insurance amount.
 .  We deduct a cost of insurance ("COI") charge.
 .  We reduce the Contract Fund by a Death Benefit Guarantee risk charge of $0.01 per $1,000 of the basic insurance amount (not applicable in Massachusetts).
 .  If the Contract includes riders, we deduct rider charges from the Contract
   Fund.
 . If the rating class of an insured results in an extra charge, we will deduct that charge from the Contract Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          POSSIBLE ADDITIONAL CHARGES

 . During the first 10 Contract years, we will assess a contingent deferred sales charge if the Contract lapses, is surrendered, or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). For insureds age 76 or less at issue, the maximum contingent deferred sales charge is 26% of the lesser of the target level premium or the actual premiums paid (see Premiums, page 11) for the Contract. The charge is level for six years and then declines monthly to zero at the end of the 10th Contract year. For insureds age 77 or over at issue, the maximum charge will be a lesser percentage of the target level premium for the Contract or the actual premiums paid.
 . During the first 10 Contract years, we will assess a contingent deferred administrative charge if the Contract lapses, is surrendered or the basic insurance amount is decreased (including as a result of a withdrawal or a death benefit type change). This charge equals the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. It is level for six years and then declines monthly until it reaches zero at the end of the 10th Contract year.
 .  We assess an administrative charge of up to $25 for any withdrawals.
 .  We may assess an administrative charge of up to $25 for any change in basic insurance amount.
 .  We assess an administrative charge of up to $25 for each transfer exceeding
   12 in any Contract year.

--------------------------------------------------------------------------------

TYPES OF DEATH BENEFIT

There are two types of death benefit available. You may choose a Contract with a Type A (fixed) death benefit under which the cash surrender value varies daily with investment experience, and the death benefit generally remains at the basic insurance amount you initially chose. However, the Contract Fund may grow to a point where the death benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) death benefit, the cash surrender value and the death benefit both vary with investment experience. For either type of death benefit, as long as the Contract is inforce, the death benefit will never be less than the basic insurance amount shown in your Contract. See TYPE OF DEATH BENEFIT, page 10.

PREMIUM PAYMENTS

The Contract is a flexible premium contract - there are no scheduled premiums. Except for the minimum initial premium, and subject to a minimum of $25 per subsequent payment, you choose the timing and amount of premium payments. The Contract will remain inforce if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract debt. However, if the accumulated premiums you pay are high enough, and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, Pruco Life guarantees that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero. Each Contract generally provides two guarantees, one that lasts for the lifetime of the Contract and another that lasts for a stated, reasonably lengthy period. The guarantee for the life of the Contract requires higher premium payments. In Massachusetts, only one death benefit guarantee is available. The length of this death benefit guarantee is generally five Contract years, however, for some Contracts, it may be shorter. See PREMIUMS, page 11, DEATH BENEFIT GUARANTEE, page 12 and LAPSE AND REINSTATEMENT, page 29.

We offer and suggest regular billing of premiums even though you decide when to make premium payments and, subject to a $25 minimum, in what amounts. You should discuss your billing options with your Pruco Life representative when you apply for the Contract. See PREMIUMS, page 11.

REFUND

For a limited time, you may return your Contract for a refund in accordance with the terms of its "free look" provision. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 10.

For the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, see page 1.

THE REPLACEMENT OF LIFE INSURANCE IS GENERALLY NOT IN YOUR BEST INTEREST. IN MOST CASES, IF YOU REQUIRE ADDITIONAL COVERAGE, THE BENEFITS OF YOUR EXISTING CONTRACT CAN BE PROTECTED BY PURCHASING ADDITIONAL INSURANCE OR A SUPPLEMENTAL CONTRACT. IF YOU ARE CONSIDERING REPLACING A CONTRACT, YOU SHOULD COMPARE THE BENEFITS AND COSTS OF SUPPLEMENTING YOUR EXISTING CONTRACT WITH THE BENEFITS AND COSTS OF PURCHASING THE CONTRACT DESCRIBED IN THIS PROSPECTUS AND YOU SHOULD CONSULT WITH A QUALIFIED TAX ADVISER.

THIS PROSPECTUS MAY ONLY BE OFFERED IN JURISDICTIONS IN WHICH THE OFFERING IS LAWFUL. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE FUNDS.

                GENERAL INFORMATION ABOUT PRUCO LIFE INSURANCE
                 COMPANY, THE PRUCO LIFE VARIABLE APPRECIABLE
                 ACCOUNT, AND THE VARIABLE INVESTMENT OPTIONS
                         AVAILABLE UNDER THE CONTRACT

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company, organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America, a mutual insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which hasn't been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries.

As of December 31, 1998, Prudential has invested over $442 million in Pruco Life in connection with Pruco Life's organization and operation. Prudential may make additional capital contributions to Pruco Life as needed to enable it to meet its reserve requirements and expenses. Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contract. Pruco Life's consolidated financial statements begin on page B1 and should be considered only as bearing upon Pruco Life's ability to meet its obligations under the Contracts.

THE PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

The Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account. The Account meets the definition of a "separate account" under the federal securities laws. The Account holds assets that are segregated from all of Pruco Life's other assets.

The obligations to Contract owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life. Pruco Life is also the legal owner of the assets in the Account. Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Account.
These assets may not be charged with liabilities which arise from any other business Pruco Life conducts. In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges Pruco Life makes against the Account. From time to time these additional assets will be transferred to Pruco Life's general account. Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

The Account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). This does not involve any supervision by the SEC of the management, investment policies, or practices of the Account. For state law purposes, the Account is treated as a part or division of Pruco Life. Currently, you may invest in one or a combination of 15 available subaccounts within the Account, each of which invests in a single corresponding portfolio of the Funds. Pruco Life may add additional subaccounts in the future. The Account's financial statements begin on page A1.

THE FUNDS

The following is a list of the Funds, the portfolios' investment objectives and investment advisers:

THE PRUDENTIAL SERIES FUND, INC. (THE "SERIES FUND"):

 . MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

 . DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

 . CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

 . FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

 . HIGH YIELD BOND PORTFOLIO:  The investment objective is a high total return.
  The Portfolio invests primarily in high yield/high risk debt securities.

 . STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

 . EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the S&P 500 Index or the NYSE Composite Index.

 . EQUITY PORTFOLIO:  The investment objective is capital appreciation. The
  Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

 . PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

 . GLOBAL PORTFOLIO:  The investment objective is long-term growth of capital.
  The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

Prudential is the investment adviser for the assets of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a Service Agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"). The Service Agreement provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a Subadvisory Agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio.

AIM VARIABLE INSURANCE FUNDS, INC.:

 . AIM V.I. VALUE FUND. Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment adviser to be undervalued relative to the investment adviser's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") is the investment adviser for this fund. The principal business address for AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.:

 . AMERICAN CENTURY VP VALUE FUND. Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate-to-large market capitalizations that are believed by management to be undervalued at the time of purchase.

American Century Investment Management, Inc. ("ACIM") is the investment adviser for this fund. ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Principal Underwriter of the fund is American Century Services, Inc., located at 4500 Main Street, Kansas City, Missouri 64111.

JANUS ASPEN SERIES:

 . GROWTH PORTFOLIO. Seeks long-term growth of capital in a manner consistent with the preservation of capital.

Janus Capital Corporation is the investment adviser and is responsible for the day-to-day management of the portfolio and other business affairs of the portfolio. Janus Capital Corporation's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

MFS(R)  Variable Insurance Trust/SM/:

 . EMERGING GROWTH SERIES.  Seeks to provide long-term growth of capital.
  Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

Massachusetts Financial Services Company, a Delaware corporation, is the investment adviser to this MFS Series. The principal business address for the Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

T. ROWE PRICE INTERNATIONAL SERIES, INC.:

 . INTERNATIONAL STOCK PORTFOLIO. Long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

Rowe Price-Fleming International, Inc. is the investment manager for this fund. The principal business address for Rowe Price-Fleming International, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202.

Further information about Fund portfolios can be found in the attached prospectuses and their statements of additional information for each Fund.

The investment advisers for the Funds charge a daily investment management fee as compensation for their services. These fees are described in the table under DEDUCTIONS FROM PORTFOLIOS in the CHARGES AND EXPENSES section, see page 15, and are more fully described in the prospectus for each Fund.

In the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying mutual funds. Although neither of the companies that invest in the Funds nor the Funds currently foresee any such disadvantage, the Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as: (1) changes in state insurance law; (2) changes in federal income tax law; (3) changes in the investment management of any portfolio of the Funds; or (4) differences between voting instructions given by variable life insurance and variable annuity contract owners.

Pruco Life may be compensated by an affiliate of each of the Funds (other than the Prudential Series Fund) based upon an annual percentage of the average assets held in the Fund by Pruco Life under the Contracts. These percentages vary by Fund, and reflect administrative and other services provided by Pruco Life.

A FULL DESCRIPTION OF THE FUNDS, THEIR INVESTMENT OBJECTIVES, MANAGEMENT, POLICIES, RESTRICTIONS, EXPENSES, INVESTMENT RISKS, AND ALL OTHER ASPECTS OF THEIR OPERATION IS CONTAINED IN THE ATTACHED PROSPECTUSES FOR EACH FUND AND IN THE RELATED STATEMENTS OF ADDITIONAL INFORMATION, WHICH SHOULD BE READ IN CONJUNCTION WITH THIS PROSPECTUS. THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUNDS WILL BE MET.

THE FIXED-RATE OPTION

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED-RATE OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE FIXED-RATE OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THESE ACTS, AND PRUCO LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED-RATE OPTION. ANY INACCURATE OR MISLEADING DISCLOSURE REGARDING THE FIXED-RATE OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF FEDERAL SECURITIES LAWS.

You may choose to allocate, either initially or by transfer, all or part of your Contract Fund to a fixed-rate option. This amount becomes part of Pruco Life's general account. The general account consists of all assets owned by Pruco Life other than those in the Account and in other separate accounts that have been or may be established by Pruco Life. Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets. Contract owners do not share in the investment experience of those assets. Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the fixed-rate option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 4%.

Currently, the following steps are taken for crediting interest rates:   (1)
declared interest rates remain in effect from the date money is allocated to the fixed-rate option until the first day of the same month in the following year;
(2) a new crediting rate will apply to that money until the first day of the same month in the next year; (3) a new declared crediting rate will apply to that money for the remainder of that calendar year; (4) a new crediting rate will be declared each year for that money and it will remain in effect for the entire calendar year. Pruco Life reserves the right to change this practice. Pruco Life is not obligated to credit interest at a higher rate than 4%, although it may do so. Different crediting rates may be declared for different portions of the Contract Fund allocated to the fixed-rate option. On request, you will be advised of the interest rates that currently apply to your Contract.

Transfers from the fixed-rate option are subject to strict limits, see TRANSFERS, page 14. The payment of any cash surrender value attributable to the fixed-rate option may be delayed up to six months. See WHEN PROCEEDS ARE PAID, page 22.

WHICH INVESTMENT OPTION SHOULD BE SELECTED?

Historically, for investments held over relatively long periods, the investment performance of common stocks has generally been superior to that of short or long-term debt securities, even though common stocks have been subject to much more dramatic changes in value over short periods of time. Accordingly, portfolios such as the Stock Index, Equity Income, Equity, Prudential Jennison, Global, AIM V.I. Value Fund, American Century VP Value Fund, Janus Growth, MFS Emerging Growth Series or T. Rowe Price International Stock may be desirable options if you are willing to accept such volatility in your Contract values. Each of these equity portfolios involves different policies and investment risks.

You may prefer the somewhat greater protection against loss of principal (and reduced chance of high total return) provided by the Diversified Bond Portfolio. You may want even greater safety of principal and may prefer the Money

Market Portfolio or the fixed-rate option, recognizing that the level of short-term rates may change rather rapidly. If you are willing to take risks and possibly achieve a higher total return, you may prefer the High Yield Bond Portfolio, recognizing that the risks are greater for lower quality bonds with normally higher yields. You may wish to divide your invested premium among two or more of the portfolios. You may wish to obtain diversification by relying on Prudential's judgment for an appropriate asset mix by choosing the Conservative Balanced or Flexible Managed Portfolio.

Your choice should take into account your willingness to accept investment risks, how your other assets are invested, and what investment results you may experience in the future. You should consult your Pruco Life representative from time to time about the choices available to you under the Contract. Pruco Life recommends against frequent transfers among the several options. Experience generally indicates that "market timing" investing, particularly by non-professional investors, is likely to prove unsuccessful.


                            DETAILED INFORMATION FOR
                          PROSPECTIVE CONTRACT OWNERS

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

The Contract may generally be issued on insureds below the age of 81. Currently, the minimum basic insurance amount that can be applied for is $100,000. Pruco Life requires evidence of insurability, which may include a medical examination, before issuing any Contract. Non-smokers are offered the most favorable cost of insurance rates. We charge a higher cost of insurance rate and/or an additional amount if an extra mortality risk is involved. These are the current underwriting requirements. We reserve the right to change them on a non-discriminatory basis.

SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK"

Generally, you may return the Contract for a refund within 10 days after you receive it. Some states allow a longer period of time during which a Contract may be returned for a refund. You can request a refund by mailing or delivering the Contract to the representative who sold it or to the Home Office specified in the Contract. A Contract returned according to this provision shall be deemed void from the beginning. You will then receive a refund of all premium payments made, plus or minus any change due to investment experience. However, if applicable law so requires and you exercise your short-term cancellation right, you will receive a refund of all premium payments made, with no adjustment for investment experience.

TYPE OF DEATH BENEFIT

You may select either of two types of death benefit. Generally, a Contract with a Type A (fixed) death benefit has a death benefit equal to the basic insurance amount. This type of death benefit does not vary with the investment performance of the investment options you selected, except in certain circumstances. See HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 19. The payment of additional premiums and favorable investment results of the subaccounts to which the assets are allocated will generally increase the cash surrender value. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 19.

A Contract with a Type B (variable) death benefit has a death benefit which will generally equal the basic insurance amount plus the Contract Fund. Since the Contract Fund is a part of the death benefit, favorable investment performance and payment of additional premiums generally result in an increase in the death benefit as well as in the cash surrender value. Over time, however, the increase in the cash surrender value will be less than under a Type A (fixed) Contract. This is because, given two Contracts with the same basic insurance amount and equal Contract Funds, generally the cost of insurance charge for a Type B (variable) Contract will be greater. See HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY, page 19 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 20. Unfavorable investment performance will result in decreases in the death benefit and in the cash surrender value. But, as long as the Contract is not in default, the death benefit may not fall below the basic insurance amount stated in the Contract.

In choosing a death benefit type, you should also consider whether you intend to use the withdrawal feature. Contract owners of Type A (fixed) Contracts should note that any withdrawal may result in a reduction of the basic insurance amount and the deduction of any applicable surrender charges. In addition, we will not allow you to make a withdrawal that will decrease the basic insurance amount below the minimum basic insurance amount. See WITHDRAWALS, page 21.

CHANGING THE TYPE OF DEATH BENEFIT

You may change the type of death benefit on or after the first Contract anniversary and subject to Pruco Life's approval. We will increase or decrease the basic insurance amount so that the death benefit immediately after the change matches the death benefit immediately before the change.

If you are changing your Contract's type of death benefit from Type A (fixed) to Type B (variable), we will reduce the basic insurance amount by the amount in your Contract Fund on the date the change takes place. The basic insurance amount after the change may not be lower than the minimum basic insurance amount applicable to the Contract. If you are changing from a Type B (variable) to a Type A (fixed) death benefit, we will increase the basic insurance amount by the amount in your Contract Fund on the date the change takes place. This is illustrated in the following chart.

                             ------------------------------------------------------------------------
                               CHANGING THE DEATH BENEFIT FROM      CHANGING THE DEATH BENEFIT FROM
                                    TYPE A        TYPE B                  TYPE B        TYPE A
                                        (right arrow)                        (right arrow)
                                   (FIXED)      (VARIABLE)             (VARIABLE)       (FIXED)
-----------------------------------------------------------------------------------------------------
BASIC INSURANCE AMOUNT        $300,000 (right arrow) $250,000        $250,000 (right arrow) $300,000

CONTRACT FUND                  $50,000 (right arrow) $50,000          $50,000 (right arrow) $50,000

DEATH BENEFIT                 $300,000 (right arrow) $300,000        $300,000 (right arrow) $300,000
-----------------------------------------------------------------------------------------------------

Changing your Contract's type of death benefit from Type A (fixed) to Type B (variable) during the first 10 Contract years may result in the assessment of surrender charges. In addition, we reserve the right to make an administrative processing charge of up to $25 for any change in basic insurance amount, although we do not currently do so. See CHARGES AND EXPENSES, page 15.

To request a change, fill out an application for change which can be obtained from your Pruco Life representative or a Home Office. If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change.

PREMIUMS

The Contract is a flexible premium contract. The minimum initial premium is due on or before the Contract date. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts. We reserve the right to refuse to accept any payment that increases the death benefit by more than it increases the Contract Fund. See HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 19 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 20. There are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

The Contract has several types of "premiums" which are described below. Understanding them will help you understand how the Contract works.

   MINIMUM INITIAL PREMIUM -- the premium needed to start the Contract. There is no insurance under the Contract unless the minimum initial premium is paid.

   GUIDELINE PREMIUMS (not applicable in Massachusetts) -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract inforce for the lifetime of the insured regardless of investment performance, assuming no loans or withdrawals. These guideline premiums will be higher for a Type B (variable) Contract than for a Type A (fixed) Contract. For a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the guideline premium may increase each year. Payment of guideline premiums at the beginning of each Contract year is one way to achieve the Lifetime Death Benefit Guarantee Values shown on the Contract data pages. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the guideline premium.

   TARGET PREMIUMS -- the premiums that, if paid at the beginning of each Contract year, will keep the Contract inforce during the Limited Death Benefit Guarantee period regardless of investment performance, assuming no loans or withdrawals. As is the case with the guideline premium, for a Contract with no riders or extra risk charges, these premiums will be level. If certain riders are included, the target premium may increase each year. Payment of target premiums at the beginning of each Contract year is one way to achieve the Limited Death Benefit Guarantee Values shown on the Contract data pages. At the end of the Limited Death Benefit Guarantee period, continuation of the Contract will depend on the Contract Fund having sufficient money to cover all charges or meeting the conditions of the Lifetime Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, below. When you purchase a Contract, your Pruco Life representative can tell you the amount[s] of the target premium.

   TARGET LEVEL PREMIUM -- the target premium at issue minus any premiums associated with riders or with aviation, avocation, occupational or temporary extra insurance charges. We use the target level premium in calculating the contingent deferred sales charges. See CHARGES AND EXPENSES, page 15.

We can bill you for the amount you select annually, semi-annually, quarterly or monthly. Because the Contract is a flexible premium contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain inforce if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Death Benefit Guarantee conditions and Contract debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the amount of the premiums paid.

When you apply for the Contract, you should discuss with your Pruco Life representative how frequently you would like to be billed (if at all) and for what amount.

DEATH BENEFIT GUARANTEE

Although you decide what premium amounts you wish to pay, sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse and a death benefit will be paid upon the death of the insured. This will be true even if, because of unfavorable investment experience, your Contract Fund value drops to zero. However, the guarantee is contingent upon Contract debt not being equal to or greater than the Contract Fund less any applicable surrender charges. See CONTRACT LOANS, page 26. You should consider the importance of the Death Benefit Guarantee to you when deciding what amounts of premiums to pay into the Contract.

For purposes of determining this guarantee, we generally calculate, and show in the Contract data pages, two sets of amounts the Lifetime Death Benefit Guarantee Values (not applicable in Massachusetts) and Limited Death Benefit Guarantee Values. These are not cash values that you can realize by
                             ---
surrendering the Contract, nor are they payable death benefits. They are values used solely to determine if a Death Benefit Guarantee is in effect. The Lifetime Death Benefit Guarantee Values are shown for the lifetime of the Contract and are the end-of-year accumulations of Guideline Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year. The Limited Death Benefit Guarantee Values are lower, but only apply for the length of the Limited Death Benefit Guarantee period. They are the end-of-year accumulations of Target Premiums at 4% annual interest assuming premiums are paid at the beginning of each Contract year.

The length of the Limited Death Benefit Guarantee period is determined on a case by case basis depending on things like the insured's age, sex (except where unisex rates apply), smoker/non-smoker status, death benefit type and extra rating class, if any. In Massachusetts, the length of the Limited Death Benefit Guarantee period is generally five years. The length of the Limited Death Benefit Guarantee period applicable to your particular Contract is shown on the Contract data pages. For certain insureds, generally those who are older and/or in a substandard risk classification, the Limited Death Benefit Guarantee period may be of shorter duration.

At the Contract date, and on each Monthly date, we calculate your Contract's "Accumulated Net Payments" as of that date. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4%.

At each Monthly date within the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Limited Death Benefit Guarantee Value as of that date. At each Monthly date after the Limited Death Benefit Guarantee period, we will compare your Accumulated Net Payments to the Lifetime Death Benefit Guarantee Value as of that date (not applicable in Massachusetts). If your Accumulated Net Payments equal or exceed the applicable (Lifetime or Limited) Death Benefit Guarantee Value and Contract debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept inforce, regardless of the amount in the Contract Fund.

The Contract data pages show Lifetime Death Benefit Guarantee Values and Limited Death Benefit Guarantee Values as of Contract anniversaries. Values for non-anniversary Monthly dates will reflect the number of months elapsed between Contract anniversaries.

Guideline and target premiums are premium levels that, if paid at the start of each Contract year, correspond to the Lifetime and Limited Death Benefit Guarantee Values, respectively (assuming no withdrawals or loans). See PREMIUMS, page 11. They are one way of reaching the Death Benefit Guarantee Values; they are certainly not the only way.

Here is a table of typical guideline and target premiums along with corresponding Limited Death Benefit Guarantee periods. The examples assume the insured is a male, non-smoker, with no extra risk or substandard ratings, and no extra benefit riders added to the Contract.


------------------------------------------------------------------------------------------------------------
                                      BASIC INSURANCE AMOUNT -- $100,000
                                        ILLUSTRATIVE ANNUAL PREMIUMS
------------------------------------------------------------------------------------------------------------
   AGE OF       TYPE OF DEATH       GUIDELINE PREMIUM                      TARGET PREMIUM
 INSURED AT    BENEFIT CHOSEN      CORRESPONDING TO THE                 CORRESPONDING TO THE
   ISSUE                            LIFETIME DEATH                      LIMITED DEATH BENEFIT
                                   BENEFIT GUARANTEE                    GUARANTEE VALUES AND
                                       VALUES*                           NUMBER OF YEARS OF
                                                                              GUARANTEE
------------------------------------------------------------------------------------------------------------
    35        Type A (fixed)         $  1,494                            $   884 for 35 years**
    35        Type B (variable)      $  4,896                            $   884 for 33 years**
    45        Type A (fixed)         $  2,266                            $ 1,272 for 25 years**
    45        Type B (variable)      $  6,940                            $ 1,272 for 23 years**
    55        Type A (fixed)         $  3,640                            $ 2,389 for 20 years**
    55        Type B (variable)      $ 10,324                            $ 2,389 for 18 years**
------------------------------------------------------------------------------------------------------------
* not applicable in Massachusetts
** for 5 years in Massachusetts
------------------------------------------------------------------------------------------------------------

The Death Benefit Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Death Benefit Guarantee Values.

You should consider carefully the value of maintaining the guarantee. If you desire the death benefit guarantee for lifetime protection, you may prefer to pay generally higher premiums in all years, rather than trying to make such payments on an as needed basis. For example, if you pay only enough premium to meet the Limited Death Benefit Guarantee Values, a substantial amount may be required to meet the Lifetime Death Benefit Guarantee Values in order to continue the guarantee at the end of the Limited Death Benefit Guarantee period (not applicable in Massachusetts). In addition, it is possible that the payment required to continue the guarantee after the Limited Death Benefit Guarantee period could cause the Contract to become a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

CONTRACT DATE

When the first premium payment is paid with the application for a Contract, the Contract date will ordinarily be the later of the application date or the medical examination date. If the first premium is not paid with the application, the Contract date will be the date on which the first premium is paid and the Contract is delivered. Under certain circumstances, we may allow the Contract to be backdated for the purpose of lowering the insured's issue age, but only to a date not earlier than six months prior to the application date. This may be advantageous for some Contract owners as a lower issue age may result in lower current charges. For a Contract that is backdated, we will credit the initial premium as of the date of receipt and will deduct any charges due on or before that date.

ALLOCATION OF PREMIUMS

On the Contract date, we deduct the charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) from the initial premium. The remainder of the initial premium will be allocated on the Contract date among the subaccounts and/or the fixed-rate option according to your desired allocation as specified in the application form and the first monthly deductions are made. If the first premium is received before the Contract date, there will be a period during which the Contract owner's initial premium will not be invested. See CHARGES AND EXPENSES, page 15.

The charge for sales expenses and the charge for taxes attributable to premiums (in Oregon this is called a premium based administrative charge) also apply to all subsequent premium payments. The remainder will be invested as of the end of the valuation period in which it is received at a Home Office, in accordance with the allocation you previously designated. Provided the Contract is not in default, you may change the way in which subsequent premiums are allocated by giving written notice to a Home Office or by telephoning a Home Office, provided you are enrolled to use the Telephone Transfer System. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33-1/3% cannot. Of course, the total allocation to all selected investment options must equal 100%.

TRANSFERS

You may, up to 12 times each Contract year, transfer amounts from one subaccount to another subaccount or to the fixed-rate option without charge. There is an administrative charge of up to $25 for each transfer made exceeding 12 in any Contract year. All or a portion of the amount credited to a subaccount may be transferred.

Transfers will take effect as of the end of the valuation period in which a proper transfer request is received at a Home Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one subaccount to another, or may be in terms of a percentage reallocation among subaccounts. In the latter case, as with premium reallocations, the percentages must be in whole numbers. You may transfer amounts by proper written notice to a Home Office or by telephone, provided you are enrolled to use the Telephone Transfer System. You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned (see ASSIGNMENT, page 29), depending on the terms of the assignment.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine.
Pruco Life cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the fixed-rate option will be permitted during each Contract year. The maximum amount which may be transferred out of the fixed-rate option each year is the greater of: (a) 25% of the amount in the fixed-rate option; and (b) $2,000. Pruco Life may change these limits in the future. We may waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. A pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the investment option or to the disadvantage of other contract owners. If such a pattern were to be found, we may modify your right to make transfers by restricting the number, timing and amount of transfers. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner.

DOLLAR COST AVERAGING

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market Subaccount into other subaccounts available under the Contract, excluding the fixed-rate option. You may choose to have periodic transfers made monthly, quarterly, semi-annually or annually.

Each automatic transfer will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

AUTO-REBALANCING

As an administrative practice, we are currently offering a feature called Auto-Rebalancing. This feature allows you to automatically rebalance subaccount assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of subaccounts X and Y is split 40% and 60%, respectively. Then, due to investment results, that split changes. You may instruct that those assets be rebalanced to your original or different allocation percentages.

Auto-Rebalancing can be performed on a monthly, quarterly, semi-annual or annual basis. Each rebalance will take effect as of the end of the valuation period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the valuation period which immediately follows that date. The fixed-rate option cannot participate in this administrative procedure. Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 12 free transfers permitted each Contract year. We reserve the right to change this practice, modify the requirements or discontinue the feature.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the chart on page 3.

In several instances we will use the terms "maximum charge" and "current charge." The "maximum charge," in each instance, is the highest charge that Pruco Life is entitled to make under the Contract. The "current charge" is the lower amount that Pruco Life is now charging. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

DEDUCTIONS FROM PREMIUM PAYMENTS

(a) We charge up to 7.5% for taxes attributable to premiums (in Oregon this is called a premium based administrative charge). For these purposes, "taxes attributable to premiums" shall include any federal, state or local income, premium, excise, business or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Pruco Life.
    That charge is made up of two parts which currently equal a total of 3.75% of the premiums received. The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium. Tax rates vary from jurisdiction to jurisdiction and generally range from 0.75% to 5%. Pruco Life may collect more for this charge than it actually pays for state and local premium taxes. The second part is for federal income taxes measured by premiums, and it is currently equal to 1.25% of premiums. We believe that this charge is a reasonable estimate of an increase in its federal income taxes resulting from a 1990 change in the Internal Revenue Code. It is intended to recover this increased tax.

    During 1998 and 1997, Pruco Life deducted a total of approximately $10,924,000 and $1,001,000, respectively, in taxes attributable to premiums.

(b) We charge up to 4% for sales expenses.   This charge, often called a "sales
    load", is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.

   Currently, the charge is equal to 4% of premiums paid in each Contract year up to the amount of the target premium (see PREMIUMS, page 11) and 0% of premiums paid in excess of this amount. Consequently, paying more than this amount in any Contract year could reduce your total sales load. For example, assume that a Contract with no riders or extra insurance charges has a target premium of $884 and the Contract owner would like to pay 10 target premiums. If the Contract owner paid $1,768 (two times the amount of the target premium) in every other Contract year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the sales load charge would be $176.80. If the Contract owner paid $884 in each of the first 10 Contract years, the total sales load would be $353.60. For additional information, see INCREASES IN BASIC INSURANCE AMOUNT, page 21.

   Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of target premium amounts to later years will adversely affect the Death Benefit Guarantee if the accumulated premium payments do not reach the accumulated values shown under your Contract's Limited Death Benefit Guarantee Values. See DEATH BENEFIT GUARANTEE, page 12. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. During 1998 and 1997, Pruco Life received a total of approximately $2,268,000 and $595,000, respectively, in sales charges.

DEDUCTIONS FROM PORTFOLIOS

We deduct an investment advisory fee daily from each portfolio of the Funds at a rate, on an annualized basis, ranging from 0.35% for the Stock Index Portfolio to 1.05% for the T. Rowe Price International Stock Portfolio. The expenses incurred in conducting the investment operations of the portfolios (such as custodian fees and preparation and distribution of annual reports) are paid out of the portfolio's income. These expenses also vary from portfolio to portfolio.

The total expenses of each portfolio for the year 1998, expressed as a percentage of the average assets during the year, are shown below:

------------------------------------------------------------------------------------------------
                                            INVESTMENT       OTHER EXPENSES     TOTAL EXPENSES
PORTFOLIO                                  ADVISORY FEE
------------------------------------------------------------------------------------------------

SERIES FUND
  Money Market                                 0.40%              0.01%              0.41%
  Diversified Bond                             0.40%              0.02%              0.42%
  Conservative Balanced                        0.55%              0.02%              0.57%
  Flexible Managed                             0.60%              0.01%              0.61%
  High Yield Bond                              0.55%              0.03%              0.58%
  Stock Index                                  0.35%              0.02%              0.37%
  Equity Income                                0.40%              0.02%              0.42%
  Equity                                       0.45%              0.02%              0.47%
  Prudential Jennison                          0.60%              0.03%              0.63%
  Global                                       0.75%              0.11%              0.86%
AIM VARIABLE INSURANCE FUNDS, INC.
   AIM V.I. Value Fund  (4)                    0.61%              0.05%              0.66%
AMERICAN CENTURY VARIABLE
 PORTFOLIOS, INC.
   VP Value Portfolio  (1)                     1.00%              0.00%              1.00%
JANUS ASPEN SERIES
   Growth Portfolio  (2)                       0.65%              0.03%              0.68%
MFS(R) VARIABLE INSURANCE TRUST /SM/
   Emerging Growth Series                      0.75%              0.10%              0.85%
T. ROWE PRICE INTERNATIONAL SERIES, INC.
   International Stock Portfolio  (3)          1.05%              0.00%              1.05%
------------------------------------------------------------------------------------------------

(1)  Fees are all-inclusive.

(2) The fees and expenses in the table above are based on gross expenses of the Portfolio before expense offset arrangements for the fiscal year ended December 31, 1998. The information for the Portfolio is net of fee waivers or reductions from Janus Capital. Fee reductions for the Portfolio reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, the management fee, other expenses and total operating expenses for the Portfolio would have been 0.72%, 0.03% and 0.75%, respectively. Janus Capital may modify or terminate the waivers or reductions at any time upon at least 90 days' notice to the Trustees.

(3) The investment management fee includes the ordinary expenses of operating the Fund.

(4) AIM may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1999, the Fund will reimburse AIM in an amount up to 0.25% of the average net asset value of the Fund for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1999.

THE EXPENSES RELATING TO THE FUNDS (OTHER THAN THOSE OF THE SERIES FUND) HAVE BEEN PROVIDED TO PRUCO LIFE BY THE FUNDS. PRUCO LIFE HAS NOT INDEPENDENTLY VERIFIED THEM.

DAILY DEDUCTION FROM THE CONTRACT FUND

Each day we deduct a charge from the assets of each of the subaccounts in an amount equivalent to an effective annual rate of up to 0.9%. Currently, we intend to charge 0.6%. This charge is intended to compensate Pruco Life for assuming mortality and expense risks under the Contract. The mortality risk assumed is that insureds may live for shorter periods of time than Pruco Life estimated when it determined what mortality charge to make. The expense risk assumed is that expenses incurred in issuing and administering the Contract will be greater than Pruco Life estimated in fixing its administrative charges. During 1998 and 1997, Pruco Life received a total of approximately $1,150,000 and $40,000, respectively, in mortality and expense risk charges. This charge is not assessed against amounts allocated to the fixed-rate option.

MONTHLY DEDUCTIONS FROM THE CONTRACT FUND

Pruco Life deducts the following monthly charges proportionately from the dollar amounts held in each of the chosen investment option[s].

(a) An administrative charge based on the basic insurance amount is deducted. The charge is intended to compensate us for things like processing claims, keeping records and communicating with Contract owners. Currently, the charge is equal to $10 per Contract plus $0.07 per $1,000 ($10 per Contract plus $0.08 per $1,000 in Massachusetts) of basic insurance amount in the first Contract year and $5 per Contract plus $0.01 per $1,000 ($5 per Contract plus $0.02 per $1,000 in Massachusetts) of basic insurance amount in all subsequent years. Pruco Life reserves the right, however to charge up to $10 per Contract plus $0.07 per $1,000 ($10 per Contract plus $0.08 per $1,000 in Massachusetts) of basic insurance amount in the first Contract year and $10 per Contract plus $0.01 per $1,000 ($10 per Contract plus $0.02 per $1,000 in Massachusetts) of basic insurance amount in all subsequent years.

     For example, a Contract with a basic insurance amount of $100,000 would currently have a charge equal to $10 plus $7 for a total of $17 ($10 plus $8 for a total of $18 in Massachusetts) per month for the first Contract year and $5 plus $1 for a total of $6 ($5 plus $2 for a total of $7 in Massachusetts) per month in all later years. The maximum charge for this same Contract would be $10 plus $7 for a total of $17 ($10 plus $8 for a total of $18 in Massachusetts) per month during the first Contract year. In later years, the maximum charge would be $10 plus $1 for a total of $11 ($10 plus $2 for a total of $12 in Massachusetts) per month. During 1998 and 1997, Pruco Life received a total of approximately $1,993,000 and $324,000, respectively, in monthly administrative charges.

(b) A cost of insurance ("COI") charge is deducted. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract. The cost of insurance charges collected from all Contract owners enables Pruco Life to pay this larger death benefit. The maximum COI charge is determined by multiplying the "net amount at risk" under a Contract (the amount by which the Contract's death benefit exceeds the Contract Fund) by maximum COI rates. The maximum COI rates are based upon the 1980 Commissioners Standard Ordinary ("CSO") Tables and an insured's current attained age, sex (except where unisex rates apply), smoker/non-smoker status, and extra rating class, if any. At most ages, Pruco Life's current COI rates are lower than the maximum rates. For additional information, see INCREASES IN BASIC INSURANCE AMOUNT, page 21.

(c) A charge of $0.01 per $1,000 of basic insurance amount is made to compensate Pruco Life for the risk we assume by providing the Death Benefit Guarantee feature (not applicable in Massachusetts). See DEATH BENEFIT GUARANTEE, page 12. During 1998 and 1997, Pruco Life received a total of approximately $844,000 and $135,000, respectively, for this risk charge.

(d) You may add one or more of several riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted.

(e) If an insured is in a substandard risk classification (for example, a person in a hazardous occupation), additional charges will be deducted.

SURRENDER CHARGES

(a) An additional sales load is charged if during the first 10 Contract years the Contract lapses, is surrendered or if the basic insurance amount is decreased. It is not deducted from the death benefit if the insured should die during this period. For issue ages 76 or less, this contingent deferred charge will be 26% of the lesser of: (a) the target level premium for the Contract; and (b) the actual premiums paid. The rate used in the calculation of this contingent deferred charge will be 22% for issue ages 77-79, 16% for issue ages 80-83 and 13% for issue ages 84-85. The rate used in the calculation of this contingent deferred charge will remain level for six years. After six years, this charge will reduce monthly at a constant rate until it reaches zero at the end of the 10th year.

(b) If during the first 10 Contract years the Contract lapses, is surrendered or if the basic insurance amount is decreased, an administrative charge is deducted to cover the cost of processing applications, conducting medical examinations, determining insurability and the insured's rating class, and establishing records. The charge is equal to the lesser of: (a) $5 per $1,000 of basic insurance amount; and (b) $500. This charge is level for six years. After six years, this charge will be reduced monthly at a constant rate until it reaches zero at the end of the 10th year.

We will show a surrender charge threshold amount in the Contract data pages. This threshold amount is the lowest basic insurance amount since issue. If during the first 10 Contract years, the basic insurance amount is decreased [including as a result of a withdrawal or a change in type of death benefit from Type A (fixed) to Type B (variable)], and the new basic insurance amount is below the threshold, we will deduct a percentage of the surrender charge. The percentage will be the amount by which the new basic insurance amount is less than the threshold, divided by the threshold. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past. During 1998 and 1997, Pruco Life received a total of approximately $123,000 and $3,000 respectively, from surrendered or lapsed Contracts.

TRANSACTION CHARGES

(a) We currently charge an administrative processing fee equal to the lesser of $25 or 2% of the withdrawal amount in connection with each withdrawal.

(b) We currently do not charge an administrative processing fee in connection with a change in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25 for any change in basic insurance amount.

(c) We will charge an administrative processing fee of up to $25 for each transfer exceeding 12 in any Contract year.

HOW A CONTRACT'S CASH SURRENDER VALUE WILL VARY

You may surrender the Contract for its cash surrender value (referred to as net cash value in the Contract). The Contract's cash surrender value on any date will be the Contract Fund less any applicable surrender charges and less any Contract debt. See CONTRACT LOANS, page 26. The Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the Fund portfolios in which the assets of the subaccount[s] have been invested; (2) interest credited on any amounts allocated to the fixed-rate option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the subaccounts. The Contract Fund value also changes to reflect the receipt of premium payments and the monthly deductions described under CHARGES AND EXPENSES, page 15. Upon request, Pruco Life will tell you the cash surrender value of your Contract. It is possible for the cash surrender value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract debt.

The tables on pages T1 through T4 (M1 through M4 in Massachusetts) of this prospectus illustrate approximately what the cash surrender values would be for representative Contracts paying target premium amounts (see Premiums, page 11), assuming hypothetical uniform investment results in the Fund portfolios. Two of the tables assume current charges will be made throughout the lifetime of the Contract and two tables assume maximum charges will be made. See ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS, page
24.

HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY

As described earlier, there are two types of death benefit available under the
Contract: Type A, a generally fixed death benefit and Type B, a variable death benefit. A Type B (variable) death benefit varies with investment performance while a Type A (fixed) death benefit does not, unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under a Type A (fixed) Contract, the death benefit is generally equal to the basic insurance amount. See CONTRACT LOANS, page 26. If the Contract is kept inforce for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where Pruco Life will increase the death benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit under a Type A (fixed) Contract will always be the greater of: (1) the basic insurance amount; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates at different ages how the attained age factor affects the death benefit for different Contract Fund amounts. The table assumes a $100,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35.

                                                   TYPE A (FIXED) DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------------
                      IF                                                                     THEN
====================================================================================================================================
 THE INSURED IS AGE     AND THE CONTRACT FUND   THE ATTAINED AGE FACTOR      THE CONTRACT FUND MULTIPLIED BY THE     AND THE DEATH
                                 IS                        IS                      ATTAINED AGE FACTOR IS               BENEFIT IS
------------------------------------------------------------------------------------------------------------------------------------
         40                   $10,000                    3.64                              $ 36,400                    $100,000
         40                   $30,000                    3.64                              $109,200                    $109,200*
         40                   $50,000                    3.64                              $182,000                    $182,000*
------------------------------------------------------------------------------------------------------------------------------------
         60                   $30,000                    1.96                              $ 58,800                    $100,000
         60                   $50,000                    1.96                              $ 98,000                    $100,000
         60                   $70,000                    1.96                              $137,200                    $137,200*
------------------------------------------------------------------------------------------------------------------------------------
         80                   $50,000                    1.28                              $ 64,000                    $100,000
         80                   $80,000                    1.28                              $102,400                    $102,400*
         80                   $90,000                    1.28                              $115,200                    $115,200*
------------------------------------------------------------------------------------------------------------------------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
------------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $70,000, the death benefit will be $137,200, even though the original basic insurance amount was $100,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $1.96. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY

Under a Type B (variable) Contract, while the Contract is inforce, the death benefit will never be less than the basic insurance amount, but will also vary, immediately after it is issued, with the investment results of the selected investment options. The death benefit may be further increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance. Thus, the death benefit will always be the greater of: (1) the basic insurance amount plus the Contract Fund before the deduction of any monthly charges due on that date; and (2) the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. For purposes of computing the death benefit, if the Contract Fund is less than zero we will consider it to be zero. A listing of attained age factors can be found on the data pages of your Contract. The latter provision ensures that the Contract will always have a death benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.

The following table illustrates various attained age factors and Contract Funds and the corresponding death benefits. The table assumes a $100,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age
35.

------------------------------------------------------------------------------------------------------------------------------------
                                                  TYPE B (VARIABLE) DEATH BENEFIT
                      IF                                                                   THEN
====================================================================================================================================
 THE INSURED IS AGE     AND THE CONTRACT FUND   THE ATTAINED AGE FACTOR      THE CONTRACT FUND MULTIPLIED BY THE     AND THE DEATH
                                 IS                        IS                      ATTAINED AGE FACTOR IS             BENEFIT IS
------------------------------------------------------------------------------------------------------------------------------------
         40                     $10,000                 3.64                             $ 36,400                      $110,000
         40                     $30,000                 3.64                             $109,200                      $130,000
         40                     $50,000                 3.64                             $182,000                      $182,000*
------------------------------------------------------------------------------------------------------------------------------------
         60                     $30,000                 1.96                             $ 58,800                      $130,000
         60                     $50,000                 1.96                             $ 98,800                      $150,000
         60                     $70,000                 1.96                             $137,200                      $170,000
------------------------------------------------------------------------------------------------------------------------------------
         80                     $50,000                 1.28                             $ 64,000                      $150,000
         80                     $80,000                 1.28                             $102,400                      $180,000
         80                     $90,000                 1.28                             $115,200                      $190,000
------------------------------------------------------------------------------------------------------------------------------------
*  Note that the death benefit has been increased to comply with the Internal Revenue Code's definition of life insurance.
------------------------------------------------------------------------------------------------------------------------------------

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $50,000, the death benefit will be $182,000, even though the original basic insurance amount was $100,000. In this situation, for every $1 increase in the Contract Fund, the death benefit will be increased by $3.64. We reserve the right to refuse to accept any premium payment that increases the death benefit by more than it increases the Contract Fund. If we exercise this right, it may in certain situations result in the loss of the death benefit guarantee.

SURRENDER OF A CONTRACT

A Contract may be surrendered for its cash surrender value while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets Pruco Life's needs, to a Home Office. The cash surrender value of a surrendered Contract will be determined as of the end of the valuation period in which such a request is received in a Home Office. Surrender of a Contract may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

WITHDRAWALS

Under certain circumstances, you may withdraw a portion of the Contract's cash surrender value without surrendering the Contract. The withdrawal amount is limited by the requirement that the cash surrender value after the withdrawal may not be zero or less than zero after deducting the withdrawal charges. The amount withdrawn must be at least $500. There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount. An amount withdrawn may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the cash surrender value may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

Whenever a withdrawal is made, the death benefit will immediately be reduced by at least the amount of the withdrawal. For a Type B (variable) Contract, this will not change the basic insurance amount. However, under a Type A (fixed) Contract, the resulting reduction in death benefit usually requires a reduction in the basic insurance amount. If the basic insurance amount is decreased to an amount less than the basic insurance amount at issue, a surrender charge may be deducted. See CHARGES AND EXPENSES, page 15. No withdrawal will be permitted under a Type A (fixed) Contract if it would result in a basic insurance amount of less than the minimum basic insurance amount. It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Before making any withdrawal which causes a decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

When a withdrawal is made, the Contract Fund is reduced by the sum of the cash withdrawn and the withdrawal fee. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.

Withdrawal of the cash surrender value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept inforce under the Death Benefit Guarantee, since withdrawals decrease the accumulated net payments. See DEATH BENEFIT GUARANTEE, page 12.

INCREASES IN BASIC INSURANCE AMOUNT

Subject to state approval and subject to the underwriting requirements determined by Pruco Life, on or after the first Contract anniversary, you may increase the amount of insurance by increasing the basic insurance amount of the Contract. The following conditions must be met: (1) you must ask for the change in a form that meets Pruco Life's needs; (2) the amount of the increase must be at least equal to the minimum increase in basic insurance amount shown under CONTRACT LIMITATIONS in the data pages of the Contract; (3) you must prove to us that the insured is insurable for any increase; (4) the Contract must not be in default; (5) we must not be paying premiums into the Contract as a result of the insured's total disability; and (6) if we ask you to do so, you must send us the Contract to be endorsed.

If we approve the change, we will send you new Contract data pages showing the amount and effective date of the change and the recomputed charges, values and limitations. If the insured is not living on the effective date, the change will not take effect. No administrative processing charge is currently being made in connection with an increase in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25.

For sales load purposes, the target premium is calculated separately for each basic insurance amount segment. The target premium for each segment also includes the premium for extra insurance charges associated to that segment. When premiums are paid, each payment is allocated to each basic insurance amount segment based on the proportion of the target premium in each segment to the total target premiums of all segments. Currently, the sales load charge for each segment is equal to 4% of the allocated premium paid in each Contract year up to the target premium and 0% of allocated premiums paid in excess of the target premium. See the definition of Contract year for an increase in basic insurance amount in DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, page 1.

The COI rates for an increase in basic insurance amount are based upon 1980 CSO Tables, the age at the increase effective date and the number of years since then, sex (except where unisex rates apply); smoker/nonsmoker status, and extra rating class, if any. The net amount at risk for the whole contract (the death benefit minus the contract fund) is allocated to each basic insurance amount segment based on the proportion of its basic insurance amount to the total of all basic insurance amount segments. In addition, the attained age factor for a Contract with an increase in basic insurance amount is based on the Insured's attained age for the initial basic insurance amount segment. For a description of attained age factor, see HOW A TYPE A (FIXED) CONTRACT'S DEATH BENEFIT WILL VARY, page 19 and HOW A TYPE B (VARIABLE) CONTRACT'S DEATH BENEFIT WILL VARY, page 20.

Each Contract owner who elects to increase the basic insurance amount of his or her Contract will receive a "free-look" right which will apply only to the increase in basic insurance amount, not the entire Contract. This right is comparable to the right afforded to a purchaser of a new Contract except that, any cost of insurance charge for the increase in the basic insurance amount will be returned to the Contract Fund instead of a refund of premium. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK", page 10. Generally, the "free-look" right would have to be exercised no later than 10 days after receipt of the Contract as increased.

An increase in basic insurance amount may cause the Contract to be classified as a Modified Endowment Contract. See TAX TREATMENT OF CONTRACT BENEFITS, page 27. Therefore, before increasing the basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

DECREASES IN BASIC INSURANCE AMOUNT

As explained earlier, you may make a withdrawal (see WITHDRAWALS, page 21). On or after the first Contract anniversary, you also have the option of decreasing the basic insurance amount of your Contract without withdrawing any cash surrender value. Contract owners who conclude that, because of changed circumstances, the amount of insurance is greater than needed will be able to decrease their amount of insurance protection, and the monthly deductions for the cost of insurance. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under CONTRACT LIMITATIONS in the data pages of your Contract. In addition, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount shown under CONTRACT LIMITATIONS in the data pages of your Contract. If the basic insurance amount is decreased to an amount less than the lowest basic insurance amount since issue, a surrender charge may be deducted. No administrative processing charge is currently being made in connection with a decrease in basic insurance amount. We reserve the right to make such a charge in an amount of up to $25. See CHARGES AND EXPENSES, page 15. If we ask you to, you must send us your Contract to be endorsed. The Contract will be amended to show the new basic insurance amount, charges, values in the appropriate tables and the effective date of the decrease.

We may decline a reduction if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. A decrease will not take effect if the insured is not living on the effective date.

It is important to note, however, that if the basic insurance amount is decreased, there is a possibility that the Contract might be classified as a
Modified Endowment Contract.   See TAX TREATMENT OF CONTRACT BENEFITS, page 27.
Before requesting any decrease in basic insurance amount, you should consult with your tax adviser and your Pruco Life representative.

WHEN PROCEEDS ARE PAID

Pruco Life will generally pay any death benefit, cash surrender value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received at a Home Office. Other than the death benefit, which is determined as of the date of death, the amount will be determined as of the end of the valuation period in which the necessary documents are received at a Home Office. However, Pruco Life may delay payment of proceeds from the subaccount[s] and the variable portion of the death benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

With respect to the amount of any cash surrender value allocated to the fixed-rate option, Pruco Life expects to pay the cash surrender value promptly upon request. However, Pruco Life has the right to delay payment of such cash surrender value for up to six months (or a shorter period if required by applicable law). Pruco Life will pay interest of at least 3% a year if it delays such a payment for 30 days or more (or a shorter period if required by applicable law).

LIVING NEEDS BENEFIT

You may elect to add the LIVING NEEDS BENEFIT/SM/ to your Contract at issue. The benefit may vary by state. There is no charge for adding the benefit to the Contract. However, an administrative charge (not to exceed $150) will be made at the time the LIVING NEEDS BENEFIT is paid.

Subject to state regulatory approval, the LIVING NEEDS BENEFIT allows you to elect to receive an accelerated payment of all or part of the Contract's death benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted death benefit will always be less than the death benefit, but will generally be greater than the Contract's cash surrender value. One or both of the following options may be available. A Pruco Life representative should be consulted as to whether additional options may be available.

TERMINAL ILLNESS OPTION. This option is available if the insured is diagnosed as terminally ill with a life expectancy of six months or less. When satisfactory evidence is provided, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months. If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

NURSING HOME OPTION. This option is available after the insured has been confined to an eligible nursing home for six months or more. When satisfactory evidence is provided, including certification by a licensed physician, that the insured is expected to remain in the nursing home until death, Pruco Life will provide an accelerated payment of the portion of the death benefit selected by the Contract owner as a LIVING NEEDS BENEFIT. The Contract owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than 2), depending upon the age of the insured. If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the LIVING NEEDS BENEFIT claim form in a single sum.

Subject to state approval, all or part of the Contract's death benefit may be accelerated under the LIVING NEEDS BENEFIT. If the benefit is only partially accelerated, a death benefit of at least $25,000 must remain under the Contract. Pruco Life reserves the right to determine the minimum amount that may be accelerated.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. Pruco Life can furnish details about the amount of LIVING NEEDS BENEFIT that is available to an eligible Contract owner, and the effect on the Contract if less than the entire death benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the LIVING NEEDS BENEFIT to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the LIVING NEEDS BENEFIT is excluded from income if the insured is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a qualified tax adviser before electing to receive this benefit. Receipt of a LIVING NEEDS BENEFIT payment may also affect your eligibility for certain government benefits or entitlements.

ILLUSTRATIONS OF CASH SURRENDER VALUES, DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The following six tables (pages T1 through T6; M1 through M6 in Massachusetts) show how a Contract's death benefit and cash surrender values change with the investment experience of the Account. They are "hypothetical" because they are based, in part, upon several assumptions, which are described below. All six tables assume the following:

 . a Contract with a basic insurance amount of $100,000 bought by a 35 year old male, select, non-smoker, with no extra risks or substandard ratings, and no extra benefit riders added to the Contract.

 . the target premium amount (see Premiums, page 11) is paid on each Contract anniversary and no loans are taken.

 . the Contract Fund has been invested in equal amounts in each of the 15 portfolios of the Funds and no portion of the Contract Fund has been allocated to the fixed-rate option.

The first table (page T1; M1 in Massachusetts) assumes a Type A (fixed) Contract has been purchased and the second table (page T2; M2 in Massachusetts) assumes a Type B (variable) Contract has been purchased. Both assume the current charges will continue for the indefinite future. The third and fourth tables (pages T3 and T4; M3 and M4 in Massachusetts) are based upon the same assumptions except it is assumed the maximum contractual charges have been made from the beginning. See CHARGES AND EXPENSES, page 15.

Under the Type B (variable) Contract the death benefit changes to reflect investment returns. Under the Type A (fixed) Contract, the death benefit increases only if the Contract Fund becomes large enough that an increase in the death benefit is necessary for the Contract to satisfy the Internal Revenue Code's definition of life insurance. See TYPE OF DEATH BENEFIT, page 10.

Finally, there are four assumptions, shown separately, about the average investment performance of the portfolios. The first is that there will be a uniform 0% gross rate of return with the average value of the Contract Fund uniformly adversely affected by very unfavorable investment performance. The other three assumptions are that investment performance will be at a uniform gross annual rate of 4%, 8% and 12%. Actual returns will fluctuate from year to year. In addition, death benefits and cash surrender values would be different from those shown if investment returns averaged 0%, 4%, 8% and 12% but fluctuated from those averages throughout the years. Nevertheless, these assumptions help show how the Contract values will change with investment experience.

The first column in the following illustrations (pages T1 through T4; M1 through M4 in Massachusetts) shows the Contract year. The second column, to provide context, shows what the aggregate amount would be if the premiums had been invested to earn interest, after taxes, at 4% compounded annually. The next four columns show the death benefit payable in each of the years shown for the four different assumed investment returns. The last four columns show the cash surrender value payable in each of the years shown for the four different assumed investment returns. The cash surrender values in the first 10 years reflect the surrender charges that would be deducted if the Contract were surrendered in those years.

A gross return (as well as the net return) is shown at the top of each column. The gross return represents the combined effect of investment income and capital gains and losses, realized or unrealized, of the portfolios before any reduction is made for investment advisory fees or other Fund expenses. The net return reflects average total annual expenses of the 15 portfolios of 0.64%, and the daily deduction from the Contract Fund of 0.6% per year for the tables based on current charges and 0.9% per year for the tables based on maximum charges.
Thus, assuming current charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.24%, 2.76%, 6.76% and 10.76%, respectively. Assuming maximum charges, gross returns of 0%, 4%, 8% and 12% are the equivalent of net returns of -1.54%, 2.46%, 6.46% and 10.46%, respectively. The actual fees and expenses of the portfolios associated with a particular Contract may be more or less than 0.64% and will depend on which subaccounts are selected. The death benefits and cash surrender values shown reflect the deduction of all expenses and charges both from the Funds and under the Contract.

Following these illustrations are two pages (pages T5 and T6; M5 and M6 in Massachusetts) showing internal rates of return (commonly referred to as IRRs) associated with the cash values and death benefits shown on the preceding four pages. IRRs are often used by insurance companies to provide some indication of the rate of return your "investment" in the Contract (the aggregate premiums paid) may have earned if the Contract were surrendered or if the insured were to die. The IRR on the death benefit is equivalent to an interest rate (without considering taxes) at which an amount equal to the premiums illustrated on the preceding pages could have been invested to arrive at the death benefit of the Contract. The IRR on the cash surrender value is equivalent to an interest rate (without considering taxes) at which an amount equal to the illustrated premiums could have been invested to arrive at the cash surrender value of the Contract. The IRRs on page T5 (M5 in Massachusetts) are based on the Contract values shown on pages T1 and T2 (M1 and M2 in Massachusetts). The IRRs on page T6 (M6 in Massachusetts) are based on the Contract values shown on pages T3 and T4 (M3 and M4 in Massachusetts).

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. A comparison between two tables, each showing values for a 35 year old man, may be useful for a 35 year old man but would be inaccurate if made for insureds of other ages or sex. Your Pruco Life representative can provide you with a hypothetical illustration for your own age, sex, and rating class.

                            VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                      Death Benefit (1)                                    Cash Surrender Value (1)
                       ----------------------------------------------------    -----------------------------------------------------
                              Assuming Hypothetical Gross (and Net)                    Assuming Hypothetical Gross (and Net)
            Premiums              Annual Investment Return of                              Annual Investment Return of
  End of  Accumulated  ----------------------------------------------------    -----------------------------------------------------
  Policy     at 4%      0% Gross     4% Gross     8% Gross       12% Gross       0% Gross     4% Gross     8% Gross       12% Gross
   Year    Per Year   (-1.24 Net)   (2.76 Net)   (6.76 Net)     (10.76% Net)   (-1.24 Net)   (2.76 Net)   (6.76 Net)    (10.76% Net)
--------- ----------   ----------  ------------  -----------    -----------    -----------  ------------  -----------   ------------
    1         919     $  100,000   $  100,000     $ 100,000   $  100,000      $     0      $     0      $      0(2)    $        0(2)
    2       1,875     $  100,000   $  100,000     $ 100,000   $  100,000      $   270      $   341      $    413       $      488
    3       2,870     $  100,000   $  100,000     $ 100,000   $  100,000      $   823      $   963      $  1,111       $    1,267
    4       3,904     $  100,000   $  100,000     $ 100,000   $  100,000      $ 1,366      $ 1,600      $  1,853       $    2,127
    5       4,980     $  100,000   $  100,000     $ 100,000   $  100,000      $ 1,899      $ 2,250      $  2,642       $    3,077
    6       6,098     $  100,000   $  100,000     $ 100,000   $  100,000      $ 2,419      $ 2,914      $  3,479       $    4,124
    7       7,261     $  100,000   $  100,000     $ 100,000   $  100,000      $ 3,110      $ 3,771      $  4,549       $    5,461
    8       8,471     $  100,000   $  100,000     $ 100,000   $  100,000      $ 3,786      $ 4,641      $  5,672       $    6,915
    9       9,729     $  100,000   $  100,000     $ 100,000   $  100,000      $ 4,447      $ 5,520      $  6,851       $    8,499
   10      11,038     $  100,000   $  100,000     $ 100,000   $  100,000      $ 5,092      $ 6,409      $  8,087       $   10,225
   15      18,409     $  100,000   $  100,000     $ 100,000   $  100,000      $ 7,109      $10,033      $ 14,328       $   20,647
   20      27,377     $  100,000   $  100,000     $ 100,000   $  100,000      $ 8,822      $14,015      $ 22,859       $   38,009
   25      38,288     $  100,000   $  100,000     $ 100,000   $  134,495      $10,102      $18,300      $ 34,560       $   66,913
   30      51,562     $  100,000   $  100,000     $ 100,000   $  199,548      $10,115      $22,125      $ 50,171       $  113,379
   35      67,713     $  100,000   $  100,000     $ 112,163   $  294,537      $ 8,294      $24,970      $ 71,441       $  187,603
   40      87,363     $  100,000   $  100,000     $ 139,800   $  428,757      $ 2,531      $24,984      $ 99,149       $  304,083
   45     111,270     $        0(2)$  100,000     $ 174,678   $  629,494      $     0(2)   $18,976      $134,368       $  484,226
   50     140,356     $        0   $        0(2)  $ 217,906   $  927,025      $     0      $     0(2)   $178,611       $  759,857
   55     175,744     $        0   $        0     $ 270,353   $1,362,665      $     0      $     0      $233,063       $1,174,711
   60     218,799     $        0   $        0     $ 332,846   $1,993,169      $     0      $     0      $299,861       $1,795,648
   65     271,182     $        0   $        0     $ 412,751   $2,943,238      $     0      $     0      $393,097       $2,803,084

(1)  Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 42 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 42.
     Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 50 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 50.
     Based on a gross return of 8% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T1

                            VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                   Death Benefit Value (1)                                 Cash Surrender Value (1)
                       ----------------------------------------------------    -----------------------------------------------------
                              Assuming Hypothetical Gross (and Net)                    Assuming Hypothetical Gross (and Net)
            Premiums              Annual Investment Return of                              Annual Investment Return of
  End of  Accumulated  ----------------------------------------------------    -----------------------------------------------------
  Policy     at 4%      0% Gross     4% Gross     8% Gross       12% Gross       0% Gross     4% Gross     8% Gross     12% Gross
   Year    Per Year   (-1.24 Net)   (2.76 Net)   (6.76 Net)       (10.76%      (-1.24 Net)   (2.76 Net)   (6.76 Net)     (10.76%
--------- ----------   ----------  ------------  -----------    -----------    -----------  ------------  -----------  -----------
    1          919      $100,437     $100,462     $100,487      $  100,512        $    0       $     0     $      0    $        0(2)
    2        1,875      $100,998     $101,068     $101,140      $  101,215        $  268       $   338     $    410    $      485
    3        2,870      $101,548     $101,687     $101,834      $  101,990        $  818       $   957     $  1,105    $    1,260
    4        3,904      $102,087     $102,320     $102,572      $  102,845        $1,357       $ 1,590     $  1,842    $    2,115
    5        4,980      $102,615     $102,964     $103,354      $  103,786        $1,885       $ 2,235     $  2,624    $    3,056
    6        6,098      $103,130     $103,621     $104,182      $  104,822        $2,400       $ 2,891     $  3,452    $    4,093
    7        7,261      $103,631     $104,288     $105,058      $  105,962        $3,084       $ 3,740     $  4,511    $    5,414
    8        8,471      $104,117     $104,963     $105,984      $  107,214        $3,752       $ 4,599     $  5,620    $    6,849
    9        9,729      $104,587     $105,648     $106,963      $  108,591        $4,405       $ 5,465     $  6,780    $    8,409
   10       11,038      $105,038     $106,338     $107,994      $  110,102        $5,038       $ 6,338     $  7,994    $   10,102
   15       18,409      $106,974     $109,830     $114,021      $  120,183        $6,974       $ 9,830     $ 14,021    $   20,183
   20       27,377      $108,568     $113,576     $122,091      $  136,662        $8,568       $13,576     $ 22,091    $   36,662
   25       38,288      $109,673     $117,449     $132,835      $  163,651        $9,673       $17,449     $ 32,835    $   63,651
   30       51,562      $109,366     $120,409     $146,115      $  206,867        $9,366       $20,409     $ 46,115    $  106,867
   35       67,713      $107,078     $121,612     $162,141      $  276,791        $7,078       $21,612     $ 62,141    $  176,300
   40       87,363      $100,824     $118,495     $179,454      $  403,248        $  824       $18,495     $ 79,454    $  285,991
   45      111,270      $      0(2)  $107,466     $195,301      $  592,418        $    0(2)    $ 7,466     $ 95,301    $  455,706
   50      140,356      $      0     $      0(2)  $204,680      $  872,772        $    0       $     0(2)  $104,680    $  715,387
   55      175,744      $      0     $      0     $197,157      $1,283,241        $    0       $     0     $ 97,157    $1,106,242
   60      218,799      $      0     $      0     $155,760      $1,877,304        $    0       $     0     $ 55,760    $1,691,265
   65      271,182      $      0     $      0     $      0(2)   $2,772,441        $    0       $     0     $      0(2) $2,640,420

(1)  Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 41 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 41.
     Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 47 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 47.
     Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 64 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 64.
     Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                      T2

                            VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

                                   Death Benefit Value (1)                                  Cash Surrender Value (1)
                       ----------------------------------------------------    -----------------------------------------------------
                              Assuming Hypothetical Gross (and Net)                    Assuming Hypothetical Gross (and Net)
            Premiums              Annual Investment Return of                              Annual Investment Return of
  End of  Accumulated  ----------------------------------------------------    -----------------------------------------------------
  Policy     at 4%      0% Gross     4% Gross     8% Gross       12% Gross       0% Gross     4% Gross     8% Gross     12% Gross
   Year    Per Year   (-1.54 Net)   (2.46 Net)   (6.46 Net)       (10.46%)     (-1.54 Net)   (2.46 Net)   (6.46 Net)     (10.46%)
--------- ----------   ----------  ------------  -----------    -----------    -----------  ------------  -----------  -----------

   1           919     $100,000     $100,000     $100,000        $100,000      $    0       $    0        $     0      $      0(2)
   2         1,875     $100,000     $100,000     $100,000        $100,000      $  100       $  163        $   228      $    296
   3         2,870     $100,000     $100,000     $100,000        $100,000      $  525       $  648        $   777      $    915
   4         3,904     $100,000     $100,000     $100,000        $100,000      $  933       $1,132        $ 1,350      $  1,586
   5         4,980     $100,000     $100,000     $100,000        $100,000      $1,321       $1,616        $ 1,946      $  2,315
   6         6,098     $100,000     $100,000     $100,000        $100,000      $1,688       $2,097        $ 2,566      $  3,105
   7         7,261     $100,000     $100,000     $100,000        $100,000      $2,215       $2,755        $ 3,392      $  4,144
   8         8,471     $100,000     $100,000     $100,000        $100,000      $2,720       $3,407        $ 4,242      $  5,256
   9         9,729     $100,000     $100,000     $100,000        $100,000      $3,201       $4,052        $ 5,117      $  6,447
  10        11,038     $100,000     $100,000     $100,000        $100,000      $3,655       $4,688        $ 6,017      $  7,725
  15        18,409     $100,000     $100,000     $100,000        $100,000      $4,566       $6,726        $ 9,959      $ 14,794
  20        27,377     $100,000     $100,000     $100,000        $100,000      $4,430       $8,017        $14,360      $ 25,557
  25        38,288     $100,000     $100,000     $100,000        $100,000      $2,507       $7,641        $18,698      $ 42,170
  30        51,562     $100,000     $100,000     $100,000        $120,539      $    0       $3,947        $21,923      $ 68,488
  35        67,713     $100,000     $100,000     $100,000        $168,717      $    0       $    0        $21,599      $107,463
  40        87,363     $      0(2)  $      0(2)  $100,000        $230,205      $    0(2)    $    0(2)     $11,912      $163,266
  45       111,270     $      0     $      0     $      0(2)     $312,830      $    0       $    0        $     0(2)   $240,639
  50       140,356     $      0     $      0     $      0        $422,627      $    0       $    0        $     0      $346,415
  55       175,744     $      0     $      0     $      0        $566,621      $    0       $    0        $     0      $488,467
  60       218,799     $      0     $      0     $      0        $760,185      $    0       $    0        $     0      $684,851
  65       271,182     $      0     $      0     $      0        $980,851      $    0       $    0        $     0      $934,144

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 29 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36.
    Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 33 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 36.
    Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 43 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years. The contract would be in default at the beginning of year 43.
    Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 35 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                       T3

                            VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                       $100,000.00 BASIC INSURANCE AMOUNT
                         $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

                                      Death Benefit (1)                                    Cash Surrender Value (1)
                       ----------------------------------------------------    -----------------------------------------------------
                              Assuming Hypothetical Gross (and Net)                    Assuming Hypothetical Gross (and Net)
            Premiums              Annual Investment Return of                              Annual Investment Return of
  End of  Accumulated  ----------------------------------------------------    -----------------------------------------------------
  Policy     at 4%      0% Gross     4% Gross     8% Gross       12% Gross       0% Gross     4% Gross     8% Gross       12% Gross
   Year    Per Year   (-1.54 Net)   (2.46 Net)   (6.46 Net)     (10.46% Net)   (-1.54 Net)   (2.46 Net)   (6.46 Net)    (10.46% Net)
--------- ----------   ----------  ------------  -----------    -----------    -----------  ------------  -----------   ------------
    1          919    $100,385     $100,408      $100,431       $100,454         $    0       $    0       $     0       $      0
    2        1,875    $100,827     $100,890      $100,955       $101,022         $   97       $  160       $   225       $    292
    3        2,870    $101,250     $101,372      $101,501       $101,637         $  520       $  642       $   771       $    907
    4        3,904    $101,654     $101,852      $102,068       $102,303         $  924       $1,122       $ 1,338       $  1,573
    5        4,980    $102,037     $102,330      $102,657       $103,023         $1,307       $1,600       $ 1,928       $  2,293
    6        6,098    $102,398     $102,803      $103,268       $103,801         $1,668       $2,073       $ 2,538       $  3,071
    7        7,261    $102,736     $103,269      $103,899       $104,641         $2,188       $2,721       $ 3,351       $  4,094
    8        8,471    $103,049     $103,727      $104,551       $105,550         $2,684       $3,362       $ 4,186       $  5,185
    9        9,729    $103,337     $104,175      $105,223       $106,531         $3,155       $3,993       $ 5,041       $  6,348
   10       11,038    $103,598     $104,612      $105,916       $107,590         $3,598       $4,612       $ 5,916       $  7,590
   15       18,409    $104,423     $106,507      $109,624       $114,280         $4,423       $6,507       $ 9,624       $ 14,280
   20       27,377    $104,148     $107,510      $113,448       $123,917         $4,148       $7,510       $13,448       $ 23,917
   25       38,288    $102,054     $106,622      $116,461       $137,335         $2,054       $6,622       $16,461       $ 37,335
   30       51,562    $100,000     $102,231      $116,869       $155,339         $    0       $2,231       $16,869       $ 55,339
   35       67,713    $      0(2)  $      0(2)   $111,096       $178,015         $    0(2)    $    0(2)    $11,096       $ 78,015
   40       87,363    $      0     $      0      $      0(2)    $203,863         $    0       $    0       $     0(2)    $103,863
   45      111,270    $      0     $      0      $      0       $227,434         $    0       $    0       $     0       $127,434
   50      140,356    $      0     $      0      $      0       $238,588         $    0       $    0       $     0       $138,588
   55      175,744    $      0     $      0      $      0       $215,692         $    0       $    0       $     0       $115,692
   60      218,799    $      0     $      0      $      0       $126,181         $    0       $    0       $     0       $ 26,181
   65      271,182    $      0     $      0      $      0       $      0(2)      $    0       $    0       $     0       $      0(2)

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 28 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34.
    Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 32 and later, but because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 34.
    Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 39 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 39.
    Based on a gross return of 12% the cash surrender value would go to zero in year 1 and in year 61 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 33 years. The contract would be in default at the beginning of year 61.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T4

                            VARIABLE UNIVERSAL LIFE
                         MALE NON-SMOKER SELECT AGE 35
                       $100,000.00 BASIC INSURANCE AMOUNT
                         $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

FIXED DEATH BENEFIT

                    Internal Rates of Return on Death (1)                        Internal Rates of Return on Surrender (1)
           ---------------------------------------------------------     ---------------------------------------------------------
                  Assuming Hypothetical Gross (and Net)                           Assuming Hypothetical Gross (and Net)
                      Annual Investment Return of                                     Annual Investment Return of
           ---------------------------------------------------------     ---------------------------------------------------------
  End of
  Policy    0% Gross         4% Gross      8% Gross       12% Gross       0% Gross         4% Gross      8% Gross       12% Gross
   Year    (-1.24 Net)      (2.76 Net)    (6.76 Net)     (10.76% Net)    (-1.24 Net)      (2.76 Net)    (6.76 Net)     (10.76% Net)
---------  ----------       ----------     ----------     ----------     ----------       ----------     ----------     ----------
     5         130.48%         130.48%        130.48%        130.48%        -26.94%          -21.71%        -16.69%        -11.84%
    10          42.61%          42.61%         42.61%         42.61%        -10.34%           -5.95%         -1.62%          2.63%
    15          22.92%          22.92%         22.92%         22.92%         -8.29%           -3.57%          0.96%          5.36%
    20          14.68%          14.68%         14.68%         14.68%         -7.22%           -2.27%          2.39%          6.83%
    25          10.28%          10.28%         10.28%         12.11%         -6.73%           -1.49%          3.28%          7.73%
    30           7.59%           7.59%          7.59%         11.11%         -7.26%           -1.20%          3.84%          8.24%
    35           5.80%           5.80%          6.32%         10.46%         -9.35%           -1.23%          4.25%          8.56%
    40           4.55%           4.55%          5.86%          9.99%        -25.88%           -1.78%          4.51%          8.75%
    45                 (2)       3.62%          5.56%          9.68%                (2)       -3.64%          4.66%          8.86%
    50                                 (2)      5.34%          9.46%                                 (2)      4.74%          8.91%
    55                                          5.18%          9.28%                                          4.78%          8.92%
    60                                          5.03%          9.14%                                          4.78%          8.91%
    65                                          4.94%          9.04%                                          4.83%          8.94%

  (1) Assumes no Contract loan has been made
  (2) Based on a gross return of 0%, the Contract would go into default in year
      42
      Based on a gross return of 4%, the Contract would go into default in year
      50

  VARIABLE DEATH BENEFIT

                      Internal Rates of Return on Death (1)                       Internal Rates of Return on Surrender (1)
           ---------------------------------------------------------     ---------------------------------------------------------
                  Assuming Hypothetical Gross (and Net)                           Assuming Hypothetical Gross (and Net)
                      Annual Investment Return of                                     Annual Investment Return of
           ---------------------------------------------------------     ---------------------------------------------------------
  End of
  Policy    0% Gross         4% Gross      8% Gross       12% Gross       0% Gross         4% Gross      8% Gross       12% Gross
   Year    (-1.24 Net)      (2.76 Net)    (6.76 Net)     (10.76% Net)    (-1.24 Net)      (2.76 Net)    (6.76 Net)     (10.76% Net)
---------  ----------       ----------     ----------     ----------     ----------       ----------     ----------     ----------
     5         131.87%         132.05%        132.25%        132.48%        -27.15%          -21.93%        -16.91%        -12.06%
    10          43.50%          43.72%         44.00%         44.34%        -10.55%           -6.15%         -1.84%          2.41%
    15          23.65%          23.93%         24.34%         24.91%         -8.56%           -3.85%          0.69%          5.09%
    20          15.33%          15.68%         16.25%         17.13%         -7.56%           -2.59%          2.08%          6.53%
    25          10.85%          11.28%         12.04%         13.31%         -7.16%           -1.87%          2.92%          7.40%
    30           8.06%           8.55%          9.54%         11.29%         -7.97%           -1.75%          3.36%          7.94%
    35           6.11%           6.68%          7.94%         10.20%        -10.93%           -2.10%          3.59%          8.30%
    40           4.58%           5.22%          6.81%          9.77%        -51.76%           -3.51%          3.61%          8.53%
    45                 (2)       3.88%          5.93%          9.49%                (2)      -10.52%          3.44%          8.67%
    50                                 (2)      5.16%          9.29%                                 (2)      3.06%          8.74%
    55                                          4.32%          9.14%                                          2.27%          8.77%
    60                                          3.13%          9.00%                                          0.16%          8.77%
    65                                                (2)      8.92%                                                (2)      8.82%

  (1) Assumes no Contract loan has been made
  (2) Based on a gross return of 0%, the Contract would go into default in year
      41
      Based on a gross return of 4%, the Contract would go into default in year
      47
      Based on a gross return of 8%, the Contract would go into default in year
      64

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                                       T5

                            VARIABLE UNIVERSAL LIFE
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

FIXED DEATH BENEFIT

                    Internal Rates of Return on Death (1)                       Internal Rates of Return on Surrender (1)
           ---------------------------------------------------------     ---------------------------------------------------------
                  Assuming Hypothetical Gross (and Net)                           Assuming Hypothetical Gross (and Net)
                      Annual Investment Return of                                     Annual Investment Return of
           ---------------------------------------------------------     ---------------------------------------------------------
  End of
  Policy    0% Gross         4% Gross      8% Gross       12% Gross       0% Gross         4% Gross      8% Gross       12% Gross
   Year    (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)    (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)
---------  ----------       ----------     ----------     ----------     ----------       ----------     ----------     ----------
    5         130.48%          130.48%        130.48%        130.48%        -37.76%          -31.80%        -26.18%        -20.83%
   10          42.61%           42.61%         42.61%         42.61%        -16.95%          -11.95%         -7.14%         -2.47%
   15          22.92%           22.92%         22.92%         22.92%        -15.02%           -9.09%         -3.67%          1.36%
   20          14.68%           14.68%         14.68%         14.68%        -16.23%           -8.33%         -2.03%          3.39%
   25          10.28%           10.28%         10.28%         10.28%        -26.06%           -9.62%         -1.31%          4.66%
   30           7.59%            7.59%          7.59%          8.56%                         -18.26%         -1.26%          5.57%
   35           5.80%            5.80%          5.80%          8.11%                                         -2.10%          6.13%
   40                 (2)              (2)      4.55%          7.74%                (2)              (2)     -6.46%          6.45%
   45                                                 (2)      7.47%                                                (2)      6.62%
   50                                                          7.27%                                                         6.70%
   55                                                          7.10%                                                         6.72%
   60                                                          6.97%                                                         6.73%
   65                                                          6.79%                                                         6.69%

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0%, the Contract would go into default in year 36 Based on a gross return of 4%, the Contract would go into default in year 36 Based on a gross return of 8%, the Contract would go into default in year 43

  VARIABLE DEATH BENEFIT

                     Internal Rates of Return on Death (1)                       Internal Rates of Return on Surrender (1)
           ---------------------------------------------------------     ---------------------------------------------------------
                  Assuming Hypothetical Gross (and Net)                           Assuming Hypothetical Gross (and Net)
                      Annual Investment Return of                                     Annual Investment Return of
           ---------------------------------------------------------     ---------------------------------------------------------
  End of
  Policy    0% Gross         4% Gross      8% Gross       12% Gross       0% Gross         4% Gross      8% Gross       12% Gross
   Year    (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)    (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)
---------  ----------       ----------     ----------     ----------     ----------       ----------     ----------     ----------
    5         131.56%          131.72%        131.89%        132.08%        -38.07%          -32.10%        -26.47%        -21.12%
   10          43.25%           43.42%         43.65%         43.93%        -17.27%          -12.28%         -7.46%         -2.79%
   15          23.39%           23.60%         23.91%         24.36%        -15.54%           -9.57%         -4.13%          0.92%
   20          15.00%           15.25%         15.67%         16.36%        -17.24%           -9.12%         -2.69%          2.80%
   25          10.41%           10.68%         11.23%         12.24%        -30.09%          -11.25%         -2.35%          3.82%
   30           7.59%            7.71%          8.40%          9.85%                         -28.38%         -3.11%          4.40%
   35                 (2)              (2)      6.28%          8.34%                (2)              (2)     -6.79%          4.67%
   40                                                 (2)      7.29%                                                (2)      4.70%
   45                                                          6.44%                                                         4.48%
   50                                                          5.61%                                                         3.96%
   55                                                          4.57%                                                         2.80%
   60                                                          2.56%                                                        -2.62%
   65                                                                (2)                                                         (2)

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0%, the Contract would go into default in year 34 Based on a gross return of 4%, the Contract would go into default in year 34 Based on a gross return of 8%, the Contract would go into default in year 39 Based on a gross return of 12%, the Contract would go into default in year 61

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       T6

                            FOR MASSACHUSETTS ONLY
                           VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

                                                                       Death Benefit (1)
                                            -----------------------------------------------------------------
                                                             Assuming Hypothetical Gross (and Net)
                        Premiums                                 Annual Investment Return of
      End of           Accumulated          -----------------------------------------------------------------
      Policy              at 4%             0% Gross          4% Gross          8% Gross         12% Gross
       Year             Per Year            (-1.24 Net)       (2.76 Net)        (6.76 Net)       (10.76% Net)
      ------           -----------          -----------       -----------       -----------      ------------
         1                  919             $  100,000        $ 100,000         $  100,000       $   100,000
         2                1,875             $  100,000        $ 100,000         $  100,000       $   100,000
         3                2,870             $  100,000        $ 100,000         $  100,000       $   100,000
         4                3,904             $  100,000        $ 100,000         $  100,000       $   100,000
         5                4,980             $  100,000        $ 100,000         $  100,000       $   100,000
         6                6,098             $  100,000        $ 100,000         $  100,000       $   100,000
         7                7,261             $  100,000        $ 100,000         $  100,000       $   100,000
         8                8,471             $  100,000        $ 100,000         $  100,000       $   100,000
         9                9,729             $  100,000        $ 100,000         $  100,000       $   100,000
        10               11,038             $  100,000        $ 100,000         $  100,000       $   100,000
        15               18,409             $  100,000        $ 100,000         $  100,000       $   100,000
        20               27,377             $  100,000        $ 100,000         $  100,000       $   100,000
        25               38,288             $  100,000        $ 100,000         $  100,000       $   134,495
        30               51,562             $  100,000        $ 100,000         $  100,000       $   199,548
        35               67,713             $  100,000        $ 100,000         $  112,163       $   294,537
        40               87,363             $  100,000        $ 100,000         $  139,800       $   428,757
        45              111,270             $        0(2)     $ 100,000         $  174,678       $   629,494
        50              140,356             $        0        $       0(2)      $  217,906       $   927,025
        55              175,744             $        0        $       0         $  270,353       $ 1,362,665
        60              218,799             $        0        $       0         $  332,846       $ 1,993,169
        65              271,182             $        0        $       0         $  412,751       $ 2,943,238

                                                  Cash Surrender Value (1)
                           ----------------------------------------------------------------
                                            Assuming Hypothetical Gross (and Net)
                                                Annual Investment Return of
      End of               ----------------------------------------------------------------
      Policy               0% Gross         4% Gross          8% Gross         12% Gross
       Year                (-1.24 Net)      (2.76 Net)        (6.76 Net)       (10.76% Net)
      ------               -----------      -----------       -----------      ------------
         1                 $        0       $        0        $        0(2)    $         0(2)
         2                 $      270       $      341        $      413       $       488
         3                 $      823       $      963        $    1,111       $     1,267
         4                 $    1,366       $    1,600        $    1,853       $     2,127
         5                 $    1,899       $    2,250        $    2,642       $     3,077
         6                 $    2,419       $    2,914        $    3,479       $     4,124
         7                 $    3,110       $    3,771        $    4,549       $     5,461
         8                 $    3,786       $    4,641        $    5,672       $     6,915
         9                 $    4,447       $    5,520        $    6,851       $     8,499
        10                 $    5,092       $    6,409        $    8,087       $    10,225
        15                 $    7,109       $   10,033        $   14,328       $    20,647
        20                 $    8,822       $   14,015        $   22,859       $    38,009
        25                 $   10,102       $   18,300        $   34,560       $    66,913
        30                 $   10,115       $   22,125        $   50,171       $   113,379
        35                 $    8,294       $   24,970        $   71,441       $   187,603
        40                 $    2,531       $   24,984        $   99,149       $   304,083
        45                 $        0(2)    $   18,976        $  134,368       $   484,226
        50                 $        0       $        0(2)     $  178,611       $   759,857
        55                 $        0       $        0        $  233,063       $ 1,174,711
        60                 $        0       $        0        $  299,861       $ 1,795,648
        65                 $        0       $        0        $  393,097       $ 2,803,084

(1)  Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 42 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 42. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 50 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 50. Based on a gross return of 8% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                      M1

                            FOR MASSACHUSETTS ONLY
                           VARIABLE UNIVERSAL LIFE
                       TYPE B (VARIABLE) DEATH BENEFIT
                        MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES


                                                          Death Benefit (1)
                                     ---------------------------------------------------------
                                               Assuming Hypothetical Gross (and Net)
                                                     Annual Investment Return of
                                     ---------------------------------------------------------
                         Premiums
   End of             Accumulated
   Policy                at 4%        0% Gross         4% Gross      8% Gross       12% Gross
    Year               Per Year      (-1.24 Net)      (2.76 Net)    (6.76 Net)     (10.76% Net)
 ----------           -----------    ----------       ----------     ----------     ----------
      1                     919      $  100,437       $  100,462     $  100,487     $  100,512
      2                   1,875      $  100,998       $  101,068     $  101,140     $  101,215
      3                   2,870      $  101,548       $  101,687     $  101,834     $  101,990
      4                   3,904      $  102,087       $  102,320     $  102,572     $  102,845
      5                   4,980      $  102,615       $  102,964     $  103,354     $  103,786
      6                   6,098      $  103,130       $  103,621     $  104,182     $  104,822
      7                   7,261      $  103,631       $  104,288     $  105,058     $  105,962
      8                   8,471      $  104,117       $  104,963     $  105,984     $  107,214
      9                   9,729      $  104,587       $  105,648     $  106,963     $  108,591
     10                  11,038      $  105,038       $  106,338     $  107,994     $  110,102
     15                  18,409      $  106,974       $  109,830     $  114,021     $  120,183
     20                  27,377      $  108,568       $  113,576     $  122,091     $  136,662
     25                  38,288      $  109,673       $  117,449     $  132,835     $  163,651
     30                  51,562      $  109,366       $  120,409     $  146,115     $  206,867
     35                  67,713      $  107,078       $  121,612     $  162,141     $  276,791
     40                  87,363      $  100,824       $  118,495     $  179,454     $  403,248
     45                 111,270      $        0(2)    $  107,466     $  195,301     $  592,418
     50                 140,356      $        0       $        0(2)  $  204,680     $  872,772
     55                 175,744      $        0       $        0     $  197,157     $1,283,241
     60                 218,799      $        0       $        0     $  155,760     $1,877,304
     65                 271,182      $        0       $        0     $        0(2)  $2,772,441
                                            Cash Surrender Value (1)
                              -----------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)
                                          Annual Investment Return of
          End of              -----------------------------------------------------
          Policy                0% Gross     4% Gross     8% Gross       12% Gross
           Year               (-1.24 Net)   (2.76 Net)   (6.76 Net)       (10.76% Net)
        ---------             -----------  ------------  -----------    -----------

             1                  $       0     $        0    $       0    $        0(2)
             2                  $     268     $      338    $     410    $      485
             3                  $     818     $      957    $   1,105    $    1,260
             4                  $   1,357     $    1,590    $   1,842    $    2,115
             5                  $   1,885     $    2,235    $   2,624    $    3,056
             6                  $   2,400     $    2,891    $   3,452    $    4,093
             7                  $   3,084     $    3,740    $   4,511    $    5,414
             8                  $   3,752     $    4,599    $   5,620    $    6,849
             9                  $   4,405     $    5,465    $   6,780    $    8,409
            10                  $   5,038     $    6,338    $   7,994    $   10,102
            15                  $   6,974     $    9,830    $  14,021    $   20,183
            20                  $   8,568     $   13,576    $  22,091    $   36,662
            25                  $   9,673     $   17,449    $  32,835    $   63,651
            30                  $   9,366     $   20,409    $  46,115    $  106,867
            35                  $   7,078     $   21,612    $  62,141    $  176,300
            40                  $     824     $   18,495    $  79,454    $  285,991
            45                  $       0(2)  $    7,466    $  95,301    $  455,706
            50                  $       0     $        0(2) $ 104,680    $  715,387
            55                  $       0     $        0    $  97,157    $1,106,242
            60                  $       0     $        0    $  55,760    $1,691,265
            65                  $       0     $        0    $       0(2) $2,640,420

(1)  Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 41 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 41. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 47 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 47. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 64 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 64. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.



                                      M2

                            FOR MASSACHUSETTS ONLY
                           VARIABLE UNIVERSAL LIFE
                         TYPE A (FIXED) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES


                                                        Death Benefit (1)
                                     ---------------------------------------------------------
                                               Assuming Hypothetical Gross (and Net)
                                                   Annual Investment Return of
                                     ---------------------------------------------------------
                         Premiums
   End of             Accumulated
   Policy                at 4%        0% Gross         4% Gross      8% Gross       12% Gross
    Year               Per Year      (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)
 ----------           -----------    ----------       ----------     ----------     ----------
     1                     919      $  100,000        $  100,000     $  100,000     $100,000
     2                   1,875      $  100,000        $  100,000     $  100,000     $100,000
     3                   2,870      $  100,000        $  100,000     $  100,000     $100,000
     4                   3,904      $  100,000        $  100,000     $  100,000     $100,000
     5                   4,980      $  100,000        $  100,000     $  100,000     $100,000
     6                   6,098      $  100,000        $  100,000     $  100,000     $100,000
     7                   7,261      $  100,000        $  100,000     $  100,000     $100,000
     8                   8,471      $  100,000        $  100,000     $  100,000     $100,000
     9                   9,729      $  100,000        $  100,000     $  100,000     $100,000
    10                  11,038      $  100,000        $  100,000     $  100,000     $100,000
    15                  18,409      $  100,000        $  100,000     $  100,000     $100,000
    20                  27,377      $  100,000        $  100,000     $  100,000     $100,000
    25                  38,288      $  100,000        $  100,000     $  100,000     $100,000
    30                  51,562      $        0(2)     $  100,000     $  100,000     $120,539
    35                  67,713      $        0        $        0(2)  $  100,000     $168,717
    40                  87,363      $        0        $        0     $  100,000     $230,205
    45                 111,270      $        0        $        0     $        0(2)  $312,830
    50                 140,356      $        0        $        0     $        0     $422,627
    55                 175,744      $        0        $        0     $        0     $566,621
    60                 218,799      $        0        $        0     $        0     $760,185
    65                 271,182      $        0        $        0     $        0     $980,851
                                           Cash Surrender Value (1)
                              -----------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)
                                          Annual Investment Return of
          End of              -----------------------------------------------------
          Policy                0% Gross     4% Gross     8% Gross       12% Gross
           Year               (-1.54 Net)   (2.46 Net)   (6.46 Net)     (10.46% Net)
        ---------             -----------  ------------  -----------    -----------
             1                 $      0     $      0     $       0       $        0(2)
             2                 $    100     $    163     $     228       $      296
             3                 $    525     $    648     $     777       $      915
             4                 $    933     $  1,132     $   1,350       $    1,586
             5                 $  1,321     $  1,616     $   1,946       $    2,315
             6                 $  1,688     $  2,097     $   2,566       $    3,105
             7                 $  2,215     $  2,755     $   3,392       $    4,144
             8                 $  2,720     $  3,407     $   4,242       $    5,256
             9                 $  3,201     $  4,052     $   5,117       $    6,447
            10                 $  3,655     $  4,688     $   6,017       $    7,725
            15                 $  4,566     $  6,726     $   9,959       $   14,794
            20                 $  4,430     $  8,017     $  14,360       $   25,557
            25                 $  2,507     $  7,641     $  18,698       $   42,170
            30                 $      0(2)  $  3,947     $  21,923       $   68,488
            35                 $      0     $      0(2)  $  21,599       $  107,463
            40                 $      0     $      0     $  11,912       $  163,266
            45                 $      0     $      0     $       0(2)    $  240,639
            50                 $      0     $      0     $       0       $  346,415
            55                 $      0     $      0     $       0       $  488,467
            60                 $      0     $      0     $       0       $  684,851
            65                 $      0     $      0     $       0       $  934,144

(1) Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 29 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year
    29. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 33 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 33. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 43. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 43. Based on a gross return of 12% the cash surrender value would go to zero in year 1. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       M3

                            FOR MASSACHUSETTS ONLY
                           VARIABLE UNIVERSAL LIFE
                        TYPE B (VARIABLE) DEATH BENEFIT
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES


                                                        Death Benefit (1)
                                     ---------------------------------------------------------
                                               Assuming Hypothetical Gross (and Net)
                                                   Annual Investment Return of
                                     ---------------------------------------------------------
                       Premiums
   End of             Accumulated
   Policy                at 4%        0% Gross         4% Gross      8% Gross       12% Gross
    Year               Per Year      (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)
 ----------           -----------    ----------       ----------     ----------     ----------
    1                     919        $  100,385        $  100,408     $  100,431     $  100,454
    2                   1,875        $  100,827        $  100,890     $  100,955     $  101,022
    3                   2,870        $  101,250        $  101,372     $  101,501     $  101,637
    4                   3,904        $  101,654        $  101,852     $  102,068     $  102,303
    5                   4,980        $  102,037        $  102,330     $  102,657     $  103,023
    6                   6,098        $  102,398        $  102,803     $  103,268     $  103,801
    7                   7,261        $  102,736        $  103,269     $  103,899     $  104,641
    8                   8,471        $  103,049        $  103,727     $  104,551     $  105,550
    9                   9,729        $  103,337        $  104,175     $  105,223     $  106,531
   10                  11,038        $  103,598        $  104,612     $  105,916     $  107,590
   15                  18,409        $  104,423        $  106,507     $  109,624     $  114,280
   20                  27,377        $  104,148        $  107,510     $  113,448     $  123,917
   25                  38,288        $  102,054        $  106,622     $  116,461     $  137,335
   30                  51,562        $        0(2)     $  102,231     $  116,869     $  155,339
   35                  67,713        $        0        $        0(2)  $  111,096     $  178,015
   40                  87,363        $        0        $        0     $        0(2)  $  203,863
   45                 111,270        $        0        $        0     $        0     $  227,434
   50                 140,356        $        0        $        0     $        0     $  238,588
   55                 175,744        $        0        $        0     $        0     $  215,692
   60                 218,799        $        0        $        0     $        0     $  126,181
   65                 271,182        $        0        $        0     $        0     $        0(2)

                                          Cash Surrender Value (1)
                              ------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)
                                          Annual Investment Return of
          End of              ------------------------------------------------------
          Policy                0% Gross     4% Gross     8% Gross       12% Gross
           Year               (-1.54 Net)   (2.46 Net)   (6.46 Net)     (10.46% Net)
        ---------             -----------  ------------  -----------    ------------
            1                 $       0     $       0     $        0    $         0
            2                 $      97     $     160     $      225    $       292
            3                 $     520     $     642     $      771    $       907
            4                 $     924     $   1,122     $    1,338    $     1,573
            5                 $   1,307     $   1,600     $    1,928    $     2,293
            6                 $   1,668     $   2,073     $    2,538    $     3,071
            7                 $   2,188     $   2,721     $    3,351    $     4,094
            8                 $   2,684     $   3,362     $    4,186    $     5,185
            9                 $   3,155     $   3,993     $    5,041    $     6,348
           10                 $   3,598     $   4,612     $    5,916    $     7,590
           15                 $   4,423     $   6,507     $    9,624    $    14,280
           20                 $   4,148     $   7,510     $   13,448    $    23,917
           25                 $   2,054     $   6,622     $   16,461    $    37,335
           30                 $       0(2)  $   2,231     $   16,869    $    55,339
           35                 $       0     $       0(2)  $   11,096    $    78,015
           40                 $       0     $       0     $        0(2) $   103,863
           45                 $       0     $       0     $        0    $   127,434
           50                 $       0     $       0     $        0    $   138,588
           55                 $       0     $       0     $        0    $   115,692
           60                 $       0     $       0     $        0    $    26,181
           65                 $       0     $       0     $        0    $         0(2)

(1)  Assumes no Contract loan has been made
(2) Based on a gross return of 0% the cash surrender value would go to zero in year 1 and in year 28 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 28. Based on a gross return of 4% the cash surrender value would go to zero in year 1 and in year 32 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 32. Based on a gross return of 8% the cash surrender value would go to zero in year 1 and in year 39 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 39. Based on a gross return of 12% the cash surrender value would go to zero in year 1 and in year 61 and later. Because the Target Premium is being paid, the Contract is kept inforce through the Limited Death Benefit Guarantee Period of 5 years. The contract would be in default at the beginning of year 61.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       M4

                            FOR MASSACHUSETTS ONLY
                            VARIABLE UNIVERSAL LIFE
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING CURRENT CONTRACTUAL CHARGES

FIXED DEATH BENEFIT                   Internal Rates of Return on Death (1)
                      ----------------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)
                                          Annual Investment Return of
                      ----------------------------------------------------------
     End of
     Policy            0% Gross         4% Gross      8% Gross        12% Gross
      Year            (-1.24 Net)      (2.76 Net)    (6.76 Net)      (10.76% Net)
   ---------          ----------       ----------     ----------      ----------
       5                130.48%          130.48%         130.48%         130.48%
      10                 42.61%           42.61%          42.61%          42.61%
      15                 22.92%           22.92%          22.92%          22.92%
      20                 14.68%           14.68%          14.68%          14.68%
      25                 10.28%           10.28%          10.28%          12.11%
      30                  7.59%            7.59%           7.59%          11.11%
      35                  5.80%            5.80%           6.32%          10.46%
      40                  4.55%            4.55%           5.86%           9.99%
      45                       (2)         3.62%           5.56%           9.68%
      50                                        (2)        5.34%           9.46%
      55                                                   5.18%           9.28%
      60                                                   5.03%           9.14%
      65                                                   4.94%           9.04%

                              Internal Rates of Return on Surrender (1)
                      ---------------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
                                     Annual Investment Return of
                      ---------------------------------------------------------
     End of
     Policy            0% Gross         4% Gross      8% Gross       12% Gross
      Year            (-1.24 Net)      (2.76 Net)    (6.76 Net)     (10.76% Net)
   ---------          ----------       ----------     ----------     ----------
       5                -26.94%         -21.71%         -16.69%       -11.84%
      10                -10.34%          -5.95%          -1.62%         2.63%
      15                 -8.29%          -3.57%           0.96%         5.36%
      20                 -7.22%          -2.27%           2.39%         6.83%
      25                 -6.73%          -1.49%           3.28%         7.73%
      30                 -7.26%          -1.20%           3.84%         8.24%
      35                 -9.35%          -1.23%           4.25%         8.56%
      40                -25.88%          -1.78%           4.51%         8.75%
      45                       (2)       -3.64%           4.66%         8.86%
      50                                       (2)        4.74%         8.91%
      55                                                  4.78%         8.92%
      60                                                  4.78%         8.91%
      65                                                  4.83%         8.94%

  (1)  Assumes no Contract loan has been made
  (2)  Based on a gross return of 0%, the Contract would go into default in year
       42
       Based on a gross return of 4%, the Contract would go into default in year 50

VARIABLE DEATH BENEFIT           Internal Rates of Return on Death (1)
                      ---------------------------------------------------------
                                Assuming Hypothetical Gross (and Net)
                                    Annual Investment Return of
                      ---------------------------------------------------------
     End of
     Policy            0% Gross         4% Gross      8% Gross       12% Gross
      Year            (-1.24 Net)      (2.76 Net)    (6.76 Net)     (10.76% Net)
   ---------          ----------       ----------     ----------     ----------
        5              131.87%           132.05%        132.25%        132.48%
       10               43.50%            43.72%         44.00%         44.34%
       15               23.65%            23.93%         24.34%         24.91%
       20               15.33%            15.68%         16.25%         17.13%
       25               10.85%            11.28%         12.04%         13.31%
       30                8.06%             8.55%          9.54%         11.29%
       35                6.11%             6.68%          7.94%         10.20%
       40                4.58%             5.22%          6.81%          9.77%
       45                     (2)          3.88%          5.93%          9.49%
       50                                       (2)       5.16%          9.29%
       55                                                 4.32%          9.14%
       60                                                 3.13%          9.00%
       65                                                      (2)       8.92%
                             Internal Rates of Return on Surrender (1)
                      ---------------------------------------------------------
                               Assuming Hypothetical Gross (and Net)
                                    Annual Investment Return of
                      ---------------------------------------------------------
     End of
     Policy            0% Gross         4% Gross      8% Gross       12% Gross
      Year            (-1.24 Net)      (2.76 Net)    (6.76 Net)     (10.76% Net)
   ---------          ----------       ----------     ----------     ----------
       5                -27.15%          -21.93%       -16.91%        -12.06%
      10                -10.55%           -6.15%        -1.84%          2.41%
      15                 -8.56%           -3.85%         0.69%          5.09%
      20                 -7.56%           -2.59%         2.08%          6.53%
      25                 -7.16%           -1.87%         2.92%          7.40%
      30                 -7.97%           -1.75%         3.36%          7.94%
      35                -10.93%           -2.10%         3.59%          8.30%
      40                -51.76%           -3.51%         3.61%          8.53%
      45                      (2)        -10.52%         3.44%          8.67%
      50                                       (2)       3.06%          8.74%
      55                                                 2.27%          8.77%
      60                                                 0.16%          8.77%
      65                                                      (2)       8.82%

  (1) Assumes no Contract loan has been made
  (2) Based on a gross return of 0%, the Contract would go into default in year
      41
      Based on a gross return of 4%, the Contract would go into default in year
      47
      Based on a gross return of 8%, the Contract would go into default in year
      64

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       M5

                            FOR MASSACHUSETTS ONLY
                            VARIABLE UNIVERSAL LIFE
                         MALE NON-SMOKER SELECT AGE 35
                      $100,000.00 BASIC INSURANCE AMOUNT
                        $884.00 ANNUAL PREMIUM PAYMENT
                       USING MAXIMUM CONTRACTUAL CHARGES

FIXED DEATH BENEFIT

                      Internal Rates of Return on Death (1)                     Internal Rates of Return on Surrender (1)
           ---------------------------------------------------------     ---------------------------------------------------------
                  Assuming Hypothetical Gross (and Net)                           Assuming Hypothetical Gross (and Net)
                      Annual Investment Return of                                     Annual Investment Return of
           ---------------------------------------------------------     ---------------------------------------------------------
  End of
  Policy    0% Gross         4% Gross      8% Gross       12% Gross       0% Gross         4% Gross      8% Gross       12% Gross
   Year    (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)    (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)
---------  ----------       ----------     ----------     ----------     ----------       ----------     ----------     ----------
     5        130.48%         130.48%      130.48%        130.48%          -37.76%          -31.80%        -26.18%        -20.83%
    10         42.61%          42.61%       42.61%         42.61%          -16.95%          -11.95%         -7.14%         -2.47%
    15         22.92%          22.92%       22.92%         22.92%          -15.02%           -9.09%         -3.67%          1.36%
    20         14.68%          14.68%       14.68%         14.68%          -16.23%           -8.33%         -2.03%          3.39%
    25         10.28%          10.28%       10.28%         10.28%          -26.06%           -9.62%         -1.31%          4.66%
    30               (2)        7.59%        7.59%          8.56%               (2)         -18.26%         -1.26%          5.57%
    35                              (2)      5.80%          8.11%                                 (2)       -2.10%          6.13%
    40                                       4.55%          7.74%                                           -6.46%          6.45%
    45                                            (2)       7.47%                                                 (2)       6.62%
    50                                                      7.27%                                                           6.70%
    55                                                      7.10%                                                           6.72%
    60                                                      6.97%                                                           6.73%
    65                                                      6.79%                                                           6.69%

(1)  Assumes no Contract loan has been made
(2)  Based on a gross return of 0%, the Contract would go into default in year
     29
     Based on a gross return of 4%, the Contract would go into default in year
     33
     Based on a gross return of 8%, the Contract would go into default in year
     43

VARIABLE DEATH BENEFIT

                 Internal Rates of Return on Death (1)                          Internal Rates of Return on Surrender (1)
           ---------------------------------------------------------     ---------------------------------------------------------
                  Assuming Hypothetical Gross (and Net)                           Assuming Hypothetical Gross (and Net)
                      Annual Investment Return of                                     Annual Investment Return of
           ---------------------------------------------------------     ---------------------------------------------------------
  End of
  Policy    0% Gross         4% Gross      8% Gross       12% Gross       0% Gross         4% Gross      8% Gross       12% Gross
   Year    (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)    (-1.54 Net)      (2.46 Net)    (6.46 Net)     (10.46% Net)
---------  ----------       ----------     ----------     ----------     ----------       ----------     ----------     ----------
    5        131.56%         131.72%         131.89%        132.08%       -38.07%          -32.10%         -26.47%      -21.12%
   10         43.25%          43.42%          43.65%         43.93%       -17.27%          -12.28%          -7.46%       -2.79%
   15         23.39%          23.60%          23.91%         24.36%       -15.54%           -9.57%          -4.13%        0.92%
   20         15.00%          15.25%          15.67%         16.36%       -17.24%           -9.12%          -2.69%        2.80%
   25         10.41%          10.68%          11.23%         12.24%       -30.09%          -11.25%          -2.35%        3.82%
   30                (2)       7.71%           8.40%          9.85%                (2)      -28.38%         -3.11%        4.40%
   35                                (2)       6.28%          8.34%                                  (2)    -6.79%        4.67%
   40                                                 (2)     7.29%                                                (2)    4.70%
   45                                                         6.44%                                                       4.48%
   50                                                         5.61%                                                       3.96%
   55                                                         4.57%                                                       2.80%
   60                                                         2.56%                                                      -2.62%
   65                                                              (2)                                                         (2)

(1)  Assumes no Contract loan has been made
(2)  Based on a gross return of 0%, the Contract would go into default in year
     28
     Based on a gross return of 4%, the Contract would go into default in year
     32
     Based on a gross return of 8%, the Contract would go into default in year
     39
     Based on a gross return of 12%, the Contract would go into default in year
     61

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment allocations made by an owner, prevailing interest rates, and rate of inflation. The Death Benefit and Cash Surrender Value for a contract would be different from those shown if the actual rates of return average 0%, 4%, 8%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representations can be made by Pruco Life or the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                       M6

CONTRACT LOANS

You may borrow from Pruco Life an amount up to the current loan value of your Contract less any existing Contract debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 90% of the portion of the cash value attributable to the subaccounts, and (2) the balance of the cash value. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. The minimum loan amount you may borrow is $200.

Interest charged on a loan accrues daily. Interest is due on each Contract anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, it becomes part of the loan and we will charge interest on it, too. Except in the case of preferred loans, we charge interest at an effective annual rate of 5%.

A portion of any amount you borrow on or after the 10th Contract anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any). If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero. Only new loans borrowed after the 10th Contract anniversary may be considered preferred loans. Standard loans will not automatically be converted into preferred loans. Preferred loans are charged interest at an effective annual rate of 4.5%.

The Contract debt is the amount of all outstanding loans plus any interest accrued but not yet due. If at any time the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. See LAPSE AND REINSTATEMENT, page 29. If the Contract debt equals or exceeds the Contract Fund less any applicable surrender charges and you fail to keep the Contract inforce, the amount of unpaid Contract debt will be treated as a distribution which may be taxable. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Account and/or the fixed-rate option, as applicable. Unless you ask us to take the loan amount from specific investment options and we agree, the reduction will be made in the same proportions as the value in each subaccount and the fixed-rate option bears to the total value of the Contract. While a loan is outstanding, the amount that was so transferred will continue to be treated as part of the Contract Fund. It will be credited with an effective annual rate of return of 4%. On each Monthly date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly date. The net cost of a standard loan is 1% and the net cost of a preferred loan is 1/2%.

A loan will not affect the Death Benefit Guarantee as long as Contract debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

Any Contract debt will directly reduce a Contract's cash surrender value and will be subtracted from the death benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future death benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay using the investment allocation for future premium payments as of the loan payment date, plus interest credits accrued on the loan since the last transaction date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Pruco Securities Corporation ("Prusec"), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Contract. Prusec, organized in 1971 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than described below.

Generally, representatives will receive a commission of no more than: (1) 50% of the premiums received in the first year on premiums up to the target premium (see Premiums, page 11); (2) 5% of premiums received in years two through 10 on premiums up to the target premium; and (3) 3% on premiums received in the first 10 years in excess of the target premium or received after 10 years. If the basic insurance amount is increased, representatives will generally receive a commission of no more than: (1) 25% of the premiums received up to the target premium for the increase received in the first year; (2) 5% of the premiums received up to the target premium for years two through 10; and (3) 3% on other premiums received for the increase. Moreover, trail commissions of up to 0.025% of the Contract Fund as of the end of each calendar quarter may be paid. Representatives with less than 4 years of service may receive compensation on a different basis. Representatives who meet certain productivity or persistency standards may be eligible for additional compensation.

TAX TREATMENT OF CONTRACT BENEFITS

This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own qualified tax adviser for complete information and advice.

TREATMENT AS LIFE INSURANCE. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract's investments. For further information on the diversification requirements, see TAXATION OF THE FUND in the statement of additional information for the Series Fund.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

 . you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract,

 . the Contract's death benefit will be tax free to your beneficiary.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

PRE-DEATH DISTRIBUTIONS. The tax treatment of any distribution you receive before the insured's death depends on whether the Contract is classified as a Modified Endowment Contract.

   CONTRACTS NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.

 . If you surrender the Contract or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the cash surrender value used to repay Contract debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

 .    Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

 .    Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

 .    Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, there is some risk the Internal Revenue Service might assert that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract's crediting rate. Were the Internal Revenue Service to take this position, Pruco Life would take reasonable steps to avoid this result, including modifying the Contract's loan provisions.

   MODIFIED ENDOWMENT CONTRACTS.

 .    The rules change if the Contract is classified as a Modified Endowment
     Contract. The Contract could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the face amount of insurance is made (or a rider removed). The addition of a rider or an increase in the face amount of insurance may also cause the Contract to be classified as a Modified Endowment Contract. You should first consult a qualified tax adviser and your Pruco Life representative if you are contemplating any of these steps.

 .    If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Contract became a Modified Endowment
     Contract.

 .    Any taxable income on pre-death distributions (including full surrenders)
     is subject to a penalty of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

 .    All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

WITHHOLDING. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BUSINESS-OWNED LIFE INSURANCE. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract owners generally cannot deduct premium payments. Business Contract owners generally cannot take tax deductions for interest on Contract debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons. The interest deduction for Contract debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or death benefits received under business-owned life insurance policies.

LAPSE AND REINSTATEMENT

Pruco Life will determine the value of the Contract Fund on each Monthly date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains inforce under the Death Benefit Guarantee. See DEATH BENEFIT GUARANTEE, page 12. If the Contract debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, Pruco Life will send you a notice of default setting forth the payment which we estimate will keep the Contract inforce for three months from the date of default. This payment must be received at a Home Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value. A Contract that lapses with an outstanding Contract loan may have tax consequences. See TAX TREATMENT OF CONTRACT BENEFITS, page 27.

A Contract that ended in default may be reinstated within 5 years after the date of default if the following conditions are met: (1) renewed evidence of insurability is provided on the insured; (2) submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and (3) any Contract debt with interest to date must be restored (if the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement) or paid back. The reinstatement date will be the Monthly date that coincides with or next follows the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

OTHER GENERAL CONTRACT PROVISIONS

ASSIGNMENT. This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without Pruco Life's consent. Pruco Life assumes no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Home Office.

BENEFICIARY. You designate and name your beneficiary in the application. Thereafter, you may change the beneficiary, provided it is in accordance with the terms of the Contract. Should the insured die with no surviving beneficiary, the insured's estate will become the beneficiary.

INCONTESTABILITY. We will not contest the Contract after it has been inforce during the insured's lifetime for two years from the issue date except when any change is made in the Contract that requires Pruco Life's approval and would increase our liability. We will not contest such change after it has been in effect for two years during the lifetime of the insured.

MISSTATEMENT OF AGE OR SEX. If the insured's stated age or sex or both are incorrect in the Contract, Pruco Life will adjust the death benefits payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

SETTLEMENT OPTIONS. The Contract grants to most owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds, other than in a lump sum. Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

SUICIDE EXCLUSION. Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract date, the Contract will end and Pruco Life will return the premiums paid, less any Contract debt, and less any withdrawals. Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the basic insurance amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract owners may be able to obtain extra fixed benefits which may require an additional premium. These optional insurance benefits will be described in what is known as a "rider" to the Contract. Charges applicable to the riders will be deducted from the Contract Fund on each Monthly date.

One rider pays certain premiums into the Contract if the insured is totally disabled within the meaning of the provision. Others pay an additional amount if the insured dies within a stated number of years after issue; similar benefits may be available if the insured's spouse or child should die. The amounts of these benefits are fully guaranteed at issue; they do not depend on the performance of the Account, although they will no longer be available if the Contract lapses. Certain restrictions may apply; they are clearly described in the applicable rider.

Any Pruco Life representative authorized to sell the Contract can explain these extra benefits further. Samples of the provisions are available from Pruco Life upon written request.

VOTING RIGHTS

As described earlier, all of the assets held in the subaccounts will be invested in shares of the corresponding portfolios of the Funds. Pruco Life is the legal owner of those shares and as such has the right to vote on any matter voted on at shareholders meetings of the Funds. However, Pruco Life will, as required by law, vote the shares of the Funds in accordance with voting instructions received from Contract owners at any regular and special shareholders meetings. A Fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from Contract owners are received, and any shares attributable to general account investments of Pruco Life will be voted in the same proportion as shares in the respective portfolios for which instructions are received. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Pruco Life to vote shares of the Funds in its own right, it may elect to do so.

Matters on which Contract owners may give voting instructions include the following: (1) election of the Board of Directors of the Series Fund; (2) ratification of the independent accountant of the Series Fund; (3) approval of the investment advisory agreement for a portfolio of the Series Fund corresponding to the Contract owner's selected subaccount[s]; (4) any change in the fundamental investment policy of a portfolio corresponding to the Contract owner's selected subaccount[s]; and (5) any other matter requiring a vote of the shareholders of the Series Fund. With respect to approval of the investment advisory agreement or any change in a portfolio's fundamental investment policy, Contract owners participating in such portfolios will vote separately on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act of 1940.

The number of Fund shares for which a Contract owner may give instructions is determined by dividing the portion of the value of the Contract derived from participation in a subaccount, by the value of one share in the corresponding portfolio of the applicable Fund. The number of votes for which each Contract owner may give Pruco Life instructions will be determined as of the record date chosen by the Board of Directors of the applicable Fund. Pruco Life will furnish Contract owners with proper forms and proxies to enable them to give these instructions. Pruco Life reserves the right to modify the manner in which the weight to be given voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.

Pruco Life may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of a Fund's portfolios, or to approve or disapprove an investment advisory contract for a Fund. In addition, Pruco Life itself may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of a Fund's portfolios, provided that Pruco Life reasonably disapproves such changes in accordance with applicable federal regulations. If Pruco Life does disregard voting instructions, it will advise Contract owners of that action and its reasons for such action in the next annual or semi-annual report to Contract owners.

SUBSTITUTION OF FUND SHARES

Although Pruco Life believes it to be unlikely, it is possible that in the judgment of its management, one or more of the portfolios of the Funds may become unsuitable for investment by Contract owners because of investment policy changes, tax law changes, or the unavailability of shares for investment. In that event, Pruco Life may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC, and possibly one or more state insurance departments, may be required. Contract owners will be notified of any such substitution.

REPORTS TO CONTRACT OWNERS

Once each year, Pruco Life will send you a statement that provides certain information pertinent to your own Contract. This statement will detail values and transactions made and specific Contract data that apply only to your particular Contract. Currently we intend to provide three quarterly reports (in addition to the year-end statement) which provide abbreviated information pertinent to your own Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

STATE REGULATION

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions a separate statement with respect to the operations of all its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Pruco Life and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Account as of December 31, 1998 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Ching-Meei Chang, MAAA, FSA, Actuarial Director of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

Several actions have been brought against Pruco Life alleging that Pruco Life and its agents engaged in improper life insurance sales practices. Prudential has agreed to indemnify Pruco Life for losses, if any, resulting from such litigation. No other significant litigation is being brought against Pruco Life that would have a material effect on its financial position.

YEAR 2000 COMPLIANCE

The services provided to you as a purchaser of a Variable Universal Life Insurance Contract depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephone, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.
--

In addition, the operations of the mutual funds associated with the Variable Universal Life Insurance Contract could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential, as the parent company of Pruco Life, organized its Year 2000 efforts around the following three areas:

 . BUSINESS SYSTEMS - Computer programs directly used to support our
  ----------------
  business;

 . INFRASTRUCTURE - Computers and other business equipment like telephones and
  --------------
  fax machines; and

 . BUSINESS PARTNERS - Year 2000 readiness of essential business partners.
  -----------------

BUSINESS SYSTEMS.  The business systems component includes a wide range of
-----------------
computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE.  As with business applications, we established a specific
---------------
methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June
1999.

BUSINESS PARTNERS.  Prudential recognizes the importance of determining the Year
------------------
2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Systems, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September, 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.

THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its total costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Variable Universal Life Insurance Contracts. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Variable Universal Life Insurance Contracts.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with the Variable Universal Life Insurance Contract will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of the Variable Universal Life Insurance Contract involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's principal office in Washington, D.C., upon payment of a prescribed fee.

Further information may also be obtained from Pruco Life. Its address and telephone number are set forth on the inside front cover of this prospectus.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

                            DIRECTORS AND OFFICERS

The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                            DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR., CHAIRMAN AND DIRECTOR. -- Senior Vice President and Chief Actuary, Prudential Individual Insurance Group since 1997; 1995 to 1997:
President of Prudential Select; Prior to 1995: Chief Operating Officer of Prudential Select.

WILLIAM M. BETHKE, DIRECTOR. -- Chief Investment Officer since 1997; Prior to 1997: President, Prudential Capital Markets Group.

IRA J. KLEINMAN, DIRECTOR. -- Executive Vice President, Prudential International Insurance Group since 1997; 1995 to 1997: Chief Marketing and Product Development Officer, Prudential Individual Insurance Group; Prior to 1995:
President, Prudential Select.

ESTHER H. MILNES, PRESIDENT AND DIRECTOR. -- Vice President and Actuary, Prudential Individual Insurance Group since 1996; Prior to 1996: Senior Vice President and Chief Actuary, Prudential Insurance and Financial Services.

I. EDWARD PRICE, VICE CHAIRMAN AND DIRECTOR. -- Senior Vice President and Actuary, Prudential Individual Insurance Group since 1995; Prior to 1995: Chief Executive Officer, Prudential International Insurance.

KIYOFUMI SAKAGUCHI, DIRECTOR. -- President, Prudential International Insurance Group since 1995; Prior to 1995: Chairman and Chief Executive Officer, The Prudential Life Insurance Co., Ltd.

                        OFFICERS WHO ARE NOT DIRECTORS

C. EDWARD CHAPLIN, TREASURER. -- Vice President and Treasurer of Prudential since 1995; Prior to 1995: Managing Director and Assistant Treasurer of Prudential.

JAMES C. DROZANOWSKI, SENIOR VICE PRESIDENT. -- Vice President and Operations Executive, Prudential Individual Insurance Group since 1996; 1995 to 1996:
President and Chief Executive Officer of Chase Manhattan Bank; Prior to 1995:
Vice President, North America Customer Services, Chase Manhattan Bank.

CLIFFORD E. KIRSCH, CHIEF LEGAL OFFICER AND SECRETARY. -- Chief Counsel, Variable Products, Law Department of Prudential since 1995; Prior to 1995:
Associate General Counsel with Paine Webber.

FRANK P. MARINO, SENIOR VICE PRESIDENT. -- Vice President, Policyowner Relations Department, Prudential Individual Insurance Group since 1996; Prior to 1996:
Senior Vice President, Prudential Mutual Fund Services.

EDWARD A. MINOGUE, SENIOR VICE PRESIDENT. -- Vice President, Annuity Services, Prudential Investments since 1997; Prior to 1997: Director, Merrill Lynch.

HIROSHI NAKAJIMA, SENIOR VICE PRESIDENT. -- President & Chief Executive Officer, Pruco Life Insurance Company, Taiwan Branch since 1997; Prior to 1997: Senior Managing Director, Prudential Life Insurance Co., Ltd.

IMANTS SAKSONS, SENIOR VICE PRESIDENT. -- Vice President, Compliance, Prudential Individual Financial Services since 1998; Prior to 1998: Vice President, Market Conduct, U.S. Operations, Manulife Financial.

SHIRLEY H. SHAO, SENIOR VICE PRESIDENT AND CHIEF ACTUARY. -- Vice President and Associate Actuary, Prudential.

DENNIS G. SULLIVAN, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. -- Vice President and Deputy Controller, Prudential since 1998; 1997 to 1998, Vice President and Controller, ContiFinancial Corporation; Prior to 1997, Director, Saloman Brothers.

The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

Pruco Life directors and officers are elected annually.

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1998

                                                                                   SUBACCOUNTS
                                            ------------------------------------------------------------------------------------
                                              PRUDENTIAL   PRUDENTIAL                  PRUDENTIAL    PRUDENTIAL     PRUDENTIAL
                                                 MONEY     DIVERSIFIED   PRUDENTIAL      FLEXIBLE    CONSERVATIVE       HIGH
                                                MARKET         BOND         EQUITY       MANAGED       BALANCED        YIELD
                                               PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                            ------------- ------------- ------------ -------------- -------------- --------------
ASSETS
  Investment in The Prudential Series
  Fund, Inc.
   Portfolios and non-Prudential
   administered funds, at net asset
   value [Note 3].........................  $128,928,942   $76,889,589  $842,000,159  $1,186,637,163  $609,598,948  $79,509,786
                                            ------------   -----------  ------------  --------------  ------------  -----------
  Net Assets..............................  $128,928,942   $76,889,589  $842,000,159  $1,186,637,163  $609,598,948  $79,509,786
                                            ============   ===========  ============  ==============  ============  ===========

NET ASSETS, representing:
  Equity of contract owners ..............  $128,928,942   $76,889,589  $842,000,159  $1,186,637,163  $609,598,948  $79,509,786
                                            ------------   -----------  ------------  --------------  ------------  -----------
                                            $128,928,942   $76,889,589  $842,000,159  $1,186,637,163  $609,598,948  $79,509,786
                                            ============   ===========  ============  ==============  ============  ===========


           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A1

                                                         SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------

  PRUDENTIAL     PRUDENTIAL                                T. ROWE PRICE                                 MFS
     STOCK         EQUITY       PRUDENTIAL    PRUDENTIAL    INTERNATIONAL    AIM V.I.    JANUS ASPEN    EMERGING       AMERICAN
     INDEX         INCOME         GLOBAL       JENNISON        STOCK          VALUE        GROWTH       GROWTH         CENTURY
   PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO        FUND       PORTFOLIO      SERIES       V.P. VALUE
----------------------------- ------------- -------------- -------------- ------------- ------------ -------------- ---------------
$255,310,081   $99,016,976    $84,283,413     $62,803,264  $2,032,181     $3,262,528    $3,298,433      $4,494,423     $1,549,058
------------   -----------    -----------     -----------  ----------     ----------    ----------      ----------     ----------
$255,310,081   $99,016,976    $84,283,413     $62,803,264  $2,032,181     $3,262,528    $3,298,433      $4,494,423     $1,549,058
============   ===========    ===========     ===========  ==========     ==========    ==========      ==========     ==========

$255,310,081   $99,016,976    $84,283,413     $62,803,264  $2,032,181     $3,262,528    $3,298,433      $4,494,423     $1,549,058
------------   -----------    -----------     -----------  ----------     ----------    ----------      ----------     ----------
$255,310,081   $99,016,976    $84,283,413     $62,803,264  $2,032,181     $3,262,528    $3,298,433      $4,494,423     $1,549,058
============   ===========    ===========     ===========  ==========     ==========    ==========      ==========     ==========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A2

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                      SUBACCOUNTS
                                                    -------------------------------------------------------------------------------
                                                                  PRUDENTIAL                              PRUDENTIAL
                                                                     MONEY                                DIVERSIFIED
                                                                    MARKET                                   BOND
                                                                   PORTFOLIO                               PORTFOLIO
                                                    --------------------------------------- ---------------------------------------
                                                        1998         1997          1996         1998         1997         1996
                                                    ----------   ----------    ----------    ----------   ----------  -----------
INVESTMENT INCOME
   Dividend income................................  $7,321,694   $2,458,119    $2,545,618    $4,540,659   $5,128,836  $ 4,422,147
                                                    ----------   ----------    ----------    ----------   ----------  -----------
EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk [Note 5A]....     832,314      276,535       295,628       440,438      417,937      403,154
   Reimbursement for excess expenses [Note 5D]....      (6,522)     (10,194)      (20,990)      (17,331)     (16,936)     (33,127)
                                                    ----------   ----------    ----------    ----------   ----------  -----------
NET EXPENSES......................................     825,792      266,341       274,638       423,107      401,001      370,027
                                                    ----------   ----------    ----------    ----------   ----------  -----------
NET INVESTMENT INCOME (LOSS)......................   6,495,902    2,191,778     2,270,980     4,117,552    4,727,835    4,052,120
                                                    ----------   ----------    ----------    ----------   ----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
   Capital gains distributions received...........           0            0             0       262,836      819,446            0
   Realized gain (loss) on shares redeemed........           0            0             0       174,627      216,418      133,542
   Net change in unrealized gain (loss)
     on investments...............................           0            0             0        73,088     (456,475)  (1,490,302)
                                                    ----------   ----------    ----------    ----------   ----------   ----------
NET GAIN (LOSS) ON INVESTMENTS....................           0            0             0       510,551      579,389   (1,356,760)
                                                    ----------   ----------    ----------    ----------   ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS......................  $6,495,902   $2,191,778    $2,270,980    $4,628,103   $5,307,224  $ 2,695,360
                                                    ==========   ==========    ==========    ==========   ==========  ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A3

                                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                                             PRUDENTIAL                                   PRUDENTIAL
                PRUDENTIAL                                    FLEXIBLE                                   CONSERVATIVE
                  EQUITY                                       MANAGED                                     BALANCED
                 PORTFOLIO                                    PORTFOLIO                                    PORTFOLIO
------------------------------------------   ------------------------------------------   -----------------------------------------
    1998           1997           1996           1998           1997           1996           1998           1997          1996
-------------  -------------  ------------   -------------  -------------  ------------   -------------  -------------  -----------
$ 15,582,045   $ 17,535,990   $ 15,452,502   $ 38,101,728   $ 32,821,189   $ 29,870,591   $ 25,145,187   $25,761,286    $21,071,449
-------------  ------------   ------------   ------------   ------------   ------------   ------------   -----------   ------------


   5,123,051      4,548,952      3,759,455      7,013,282      6,514,308      5,804,428      3,550,351     3,334,597     3,078,977
    (740,855)      (588,463)      (691,285)    (2,657,281)    (2,462,808)    (2,442,468)    (1,018,563)     (912,152)   (1,030,139)
------------   ------------   ------------   ------------   ------------   ------------   ------------   -----------   -----------
   4,382,196      3,960,489      3,068,170      4,356,001      4,051,500      3,361,960      2,531,788     2,422,445     2,048,838
------------   ------------   ------------   ------------   ------------   ------------   ------------   -----------   -----------
  11,199,849     13,575,501     12,384,332     33,745,727     28,769,689     26,508,631     22,613,399    23,338,841    19,022,611
------------   ------------   ------------   ------------   ------------   ------------   ------------   -----------   -----------


  92,257,856     43,792,759     60,055,192    120,086,729    170,075,692     95,799,304     35,735,484    61,582,374    32,702,701
  22,299,396     12,144,753      6,145,351      8,717,338     13,389,631      9,236,814      3,601,498     5,214,424     4,364,767

 (55,442,702)    91,191,354     25,824,063    (53,221,275)   (37,601,198)   (10,204,679)     1,172,190   (22,803,360)    3,618,761
------------   ------------   ------------   ------------   ------------   ------------   ------------   -----------   -----------
  59,114,550    147,128,866     92,024,606     75,582,792    145,864,125     94,831,439     40,509,172    43,993,438    40,686,229
------------   ------------   ------------   ------------   ------------   ------------   ------------   -----------   -----------

$ 70,314,399   $160,704,367   $104,408,938   $109,328,519   $174,633,814   $121,340,070   $ 63,122,571   $67,332,279   $59,708,840
============   ============   ============   ============   ============   ============   ============   ===========   ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A4

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                                        SUBACCOUNTS
                                                 -----------------------------------------------------------------------------------
                                                                PRUDENTIAL                                PRUDENTIAL
                                                                HIGH YIELD                                   STOCK
                                                                   BOND                                      INDEX
                                                                 PORTFOLIO                                 PORTFOLIO
                                                 ---------------------------------------    ----------------------------------------
                                                     1998           1997         1996           1998          1997         1996
                                                 ------------   ----------    ----------    ------------   -----------  ------------
INVESTMENT INCOME
   Dividend income ...........................   $ 5,833,057    $ 3,606,406   $ 3,403,479    $ 2,391,120   $ 1,739,314   $ 1,433,253
                                                 -----------    -----------   -----------    -----------   -----------   -----------
EXPENSES
   Charges to contract owners for assuming
     mortality risk and expense risk
      [Note 5A]...............................       313,600        226,827       209,077      1,080,631       677,531       450,089
   Reimbursement for excess expenses
      [Note 5D]...............................             0              0             0              0             0             0
                                                 -----------   ------------   -----------    -----------   -----------   -----------
NET EXPENSES .................................       313,600        226,827       209,077      1,080,631       677,531       450,089
                                                 -----------   ------------    -----------   -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS) .................     5,519,457      3,379,579     3,194,402      1,310,489     1,061,783       983,164
                                                 -----------   ------------   -----------    -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
   Capital gains distributions received ......             0              0             0      3,715,956     3,715,259     1,013,015
   Realized gain (loss) on shares redeemed ...      (184,781)        19,344       (26,717)     5,816,280     2,487,203       515,477
   Net change in unrealized gain (loss)
     on investments ..........................    (5,663,620)     1,276,625       386,086     39,830,579    23,073,809    12,527,056
                                                 -----------    -----------   -----------    -----------   -----------   -----------
 NET GAIN (LOSS) ON INVESTMENTS ..............    (5,848,401)     1,295,969       359,369     49,362,815    29,276,271    14,055,548
                                                 -----------    -----------   -----------    -----------   -----------   -----------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................   $  (328,944)   $ 4,675,548   $ 3,553,771    $50,673,304   $30,338,054   $15,038,712
                                                 ===========    ===========   ===========    ===========   ===========   ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A5

                                                       SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------------------
                PRUDENTIAL
                  EQUITY                                     PRUDENTIAL                                   PRUDENTIAL
                  INCOME                                       GLOBAL                                      JENNISON
                 PORTFOLIO                                    PORTFOLIO                                    PORTFOLIO
-----------------------------------------    ----------------------------------------      ---------------------------------------
    1998           1997           1996           1998           1997           1996           1998           1997           1996
-------------  -------------  -----------    -----------     ----------    ----------      -----------    ----------     ---------
$  2,687,713    $ 1,948,909   $ 1,891,825    $   767,006     $  328,183    $  488,012      $    94,006    $   40,345     $  16,655
------------    -----------   -----------    -----------     ----------    ----------      -----------    ----------     ---------


     607,915        441,648       323,322       282,944         158,801       107,629          252,490       100,484        35,885
           0              0             0             0               0             0                0             0             0
------------    -----------   -----------   -----------      ----------    ----------      -----------    ----------     ---------
     607,915        441,648       323,322       282,944         158,801       107,629          252,490       100,484        35,885
------------    -----------   -----------   -----------      ----------    ----------      -----------    ----------     ---------
   2,079,798      1,507,261     1,568,503       484,062         169,382       380,383         (158,484)      (60,139)      (19,230)
------------    -----------   -----------   -----------      ----------    ----------      -----------    ----------     ---------


   5,974,930      8,147,416     1,879,859     3,473,934       1,296,459       347,618          971,435     1,372,676             0
     997,898        256,502       417,132       651,742         251,779        36,315        1,799,613       167,648        32,821

 (13,181,479)    12,255,558     6,642,405     6,143,980        (363,854)    2,363,101       11,054,729     2,544,336       870,328
------------    -----------   -----------   -----------      ----------    ----------      -----------    ----------     ---------
  (6,208,651)    20,659,476     8,939,396    10,269,656       1,184,384     2,747,034       13,825,777     4,084,660       903,149
------------    -----------   -----------   -----------      ----------    ----------      -----------    ----------     ---------

$ (4,128,853)   $22,166,737   $10,507,899   $10,753,718      $1,353,766    $3,127,417      $13,667,293    $4,024,521     $ 883,919
============    ===========   ===========   ===========      ==========    ==========      ===========    ==========     =========


          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A6

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF OPERATIONS
For the years ended December 31, 1998, 1997 and 1996

                                                                 SUBACCOUNTS
                                                -------------------------------------------
                                                      T. ROWE PRICE          AIM V.I.
                                                   INTERNATIONAL STOCK        VALUE
                                                      PORTFOLIO *             FUND*
                                                --------------------    -------------------
                                                  1998       1997         1998       1997
                                                --------    --------    ---------  --------
INVESTMENT INCOME
   Dividend income ...........................   $ 65,861   $  2,930    $ 14,397   $  3,293
                                                 --------   --------    --------   --------
EXPENSES
   Charges to contract owners for assuming
    mortality risk and expense risk
     [Note 5A]................................     13,588        472       9,772        424
   Reimbursement for excess expenses
     [Note 5D]................................          0          0           0          0
                                                 --------   --------    --------   --------
NET EXPENSES .................................     13,588        472       9,772        424
                                                 --------   --------    --------   --------
NET INVESTMENT INCOME (LOSS) .................     52,273      2,458       4,625      2,869
                                                 --------   --------    --------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
    Capital gains distributions received .....     23,244      4,151     127,325     10,111
    Realized gain (loss) on shares redeemed ..    268,182        367       2,503        649
    Net change in unrealized gain (loss)
     on investments ..........................     72,884     (7,256)    384,848    (12,003)
                                                 --------   --------    --------   --------
 NET GAIN (LOSS) ON INVESTMENTS ..............    364,310     (2,738)    514,676     (1,243)
                                                 --------   --------    --------   --------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................   $416,583   $   (280)   $519,301   $  1,626
                                                 ========   ========    ========   ========

* Commenced Operations on 6/30/97

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A7

                                SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------
                                          MFS
        JANUS ASPEN                 EMERGING GROWTH               AMERICAN CENTURY
     GROWTH PORTFOLIO*                  SERIES*                     V.P. VALUE*
-------------------------    --------------------------    --------------------------
    1998           1997           1998           1997           1998           1997
-----------   -----------    -----------    -----------    -----------    -----------
$    45,081   $         0    $         0    $         0    $     3,101    $         0
-----------   -----------    -----------    -----------    -----------    -----------


      7,904           553         16,723            483          5,036            371
          0             0              0              0              0              0
-----------   -----------    -----------    -----------    -----------    -----------
      7,904           553         16,723            483          5,036            371
-----------   -----------    -----------    -----------    -----------    -----------
     37,177          (553)       (16,723)          (483)        (1,935)          (371)
-----------   -----------    -----------    -----------    -----------    -----------


     35,736             0         57,356              0         37,021              0
     82,695       (43,819)       705,856         (8,124)        (4,083)             0

    455,645             0        329,413         55,064         (3,206)         4,263
-----------   -----------    -----------    -----------    -----------    -----------
    574,076       (43,819)     1,092,625         46,940         29,732          4,263
-----------   -----------    -----------    -----------    -----------    -----------

$   611,253   $   (44,372)   $ 1,075,902    $    46,457    $    27,797    $     3,892
===========   ===========    ===========    ===========    ===========    ===========


* Commenced Operations on 6/30/97

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A8

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                       SUBACCOUNTS
                                             ---------------------------------------------------------------------------------------
                                                                   PRUDENTIAL                           PRUDENTIAL
                                                                     MONEY                               DIVERSIFIED
                                                                     MARKET                                  BOND
                                                                   PORTFOLIO                             PORTFOLIO
                                             ---------------------------------------------------------------------------------------
                                                 1998           1997            1996           1998           1997           1996
                                             ------------   -------------   ------------    ------------   ------------    ---------
OPERATIONS
   Net investment income (loss) ..........   $  6,495,902    $ 2,191,778    $ 2,270,980   $  4,117,552   $ 4,727,835    $ 4,052,120
   Capital gains distributions
    received .............................              0              0              0        262,836       819,446              0
   Realized gain (loss) on shares
    redeemed .............................              0              0              0        174,627       216,418        133,542
   Net change in unrealized gain loss) on
    investments ..........................              0              0              0         73,088      (456,475)    (1,490,302)
                                             ------------    -----------    -----------   ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .............      6,495,902      2,191,778      2,270,980      4,628,103     5,307,224      2,695,360
                                             ------------    -----------    -----------   ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7] ..............................     75,326,397     (3,523,207)    (4,243,121)     1,356,919    (4,202,208)     1,116,168
                                             ------------    -----------    -----------   ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RETAINED IN THE ACCOUNT [Note 8] ......     (1,697,004)     1,532,549         22,759          3,878       (68,990)        33,769
                                             ------------    -----------    -----------   ------------   -----------    -----------


TOTAL INCREASE (DECREASE) IN NET
   ASSETS ................................     80,125,295        201,120     (1,949,382)     5,988,900     1,036,026      3,845,297

NET ASSETS
   Beginning of year .....................     48,803,647     48,602,527     50,551,909     70,900,689    69,864,663     66,019,366
                                             ------------    -----------    -----------   ------------   -----------    -----------
   End of year ...........................   $128,928,942    $48,803,647    $48,602,527    $76,889,589   $70,900,689    $69,864,663
                                             ============    ===========    ===========    ===========   ===========    ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A9

                                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                           PRUDENTIAL                                  PRUDENTIAL
                 PRUDENTIAL                                 FLEXIBLE                                   CONSERVATIVE
                  EQUITY                                    MANAGED                                     BALANCED
                 PORTFOLIO                                  PORTFOLIO                                   PORTFOLIO
----------------------------------------  ---------------------------------------------  ----------------------------------------
    1998          1997           1996          1998            1997           1996            1998          1997          1996
------------  ------------  ------------  -------------  --------------  --------------  ------------- ------------  ------------
$ 11,199,849  $ 13,575,501  $ 12,384,332  $  33,745,727  $   28,769,689  $   26,508,631  $  22,613,399 $ 23,338,841  $ 19,022,611
  92,257,856    43,792,759    60,055,192    120,086,729     170,075,692      95,799,304     35,735,484   61,582,374    32,702,701
  22,299,396    12,144,753     6,145,351      8,717,338      13,389,631       9,236,814      3,601,498    5,214,424     4,364,767
 (55,442,702)   91,191,354    25,824,063    (53,221,275)    (37,601,198)    (10,204,679)     1,172,190  (22,803,360)    3,618,761
------------  ------------  ------------  -------------  --------------  --------------   ------------ ------------  ------------

  70,314,399   160,704,367   104,408,938    109,328,519     174,633,814     121,340,070     63,122,571   67,332,279    59,708,840
------------  ------------  ------------  -------------  --------------  --------------   ------------ ------------ -------------


 (43,486,241)  (23,411,697)  (13,252,943)   (57,756,969)    (55,522,303)    (41,031,839)   (25,901,655) (28,732,033)  (25,728,075)
------------  ------------  ------------  -------------  --------------  --------------   ------------ ------------ -------------

    (160,831)     (108,813)     (127,887)      (399,096)       (938,199)        533,513       (143,273)    (423,806)      207,529
------------  ------------  ------------ --------------  --------------  --------------   ------------ ------------ -------------
  26,667,327   137,183,857    91,028,108     51,172,454     118,173,312      80,841,744     37,077,643   38,176,440    34,188,294

 815,332,832   678,148,975   587,120,867  1,135,464,709   1,017,291,397     936,449,653    572,521,305  534,344,865   500,156,571
------------  ------------  ------------ --------------  --------------  --------------   ------------ ------------  ------------
$842,000,159  $815,332,832  $678,148,975 $1,186,637,163  $1,135,464,709  $1,017,291,397  $ 609,598,948 $572,521,305  $534,344,865
============  ============  ============ ==============  ==============  ==============  ============= ============  ============

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A10

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                          SUBACCOUNTS
                                             ---------------------------------------------------------------------------------------
                                                             PRUDENTIAL
                                                             HIGH YIELD                                PRUDENTIAL
                                                                BOND                                   STOCK INDEX
                                                              PORTFOLIO                                 PORTFOLIO
                                            -------------------------------------------  -------------------------------------------
                                                  1998         1997           1996             1998         1997            1996
                                            -------------  -------------  -------------  -------------  -------------  -------------
OPERATIONS
   Net investment income (loss) ..........   $ 5,519,457    $ 3,379,579    $ 3,194,402    $  1,310,489   $  1,061,783    $   983,164
   Capital gains distributions received ..             0              0              0       3,715,956      3,715,259      1,013,015
   Realized gain (loss) on shares redeemed      (184,781)        19,344        (26,717)      5,816,280      2,487,203        515,477
   Net change in unrealized gain (loss) on
     investments .........................    (5,663,620)     1,276,625        386,086      39,830,579     23,073,809     12,527,056
                                             -----------    -----------    -----------    ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .............      (328,944)     4,675,548      3,553,771      50,673,304     30,338,054     15,038,712
                                             -----------    -----------    -----------    ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7] ..............................    39,979,999       (896,939)    (1,115,027)     69,504,900     14,261,548     10,720,960
                                             -----------    -----------    -----------    ------------   ------------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RETAINED IN THE ACCOUNT
   [Note 8] ..............................       (79,861)        23,767         (6,897)        790,662       (535,016)       396,129
                                             -----------    -----------    -----------    ------------   ------------    -----------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS .........................    39,571,194      3,802,376      2,431,847     120,968,866     44,064,586     26,155,801

NET ASSETS
   Beginning of year .....................    39,938,592     36,136,216     33,704,369     134,341,215     90,276,629     64,120,828
                                             -----------    -----------    -----------    ------------   ------------    -----------
   End of year ...........................   $79,509,786    $39,938,592    $36,136,216    $255,310,081   $134,341,215    $90,276,629
                                             ===========    ===========    ===========    ============   ============    ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A11

                                                SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------
                PRUDENTIAL
                 EQUITY                                PRUDENTIAL                             PRUDENTIAL
                 INCOME                                  GLOBAL                                JENNISON
                PORTFOLIO                              PORTFOLIO                               PORTFOLIO
--------------------------------------  -------------------------------------   ---------------------------------------
    1998          1997         1996         1998          1997          1996          1998         1997         1996
------------  -----------  -----------  -----------  -----------  -----------   -----------   -----------   -----------
$  2,079,798  $ 1,507,261  $ 1,568,503   $  484,062   $  169,382  $   380,383   $  (158,484)   $  (60,139)   $  (19,230)
   5,974,930    8,147,416    1,879,859    3,473,934    1,296,459      347,618       971,435     1,372,676             0
     997,898      256,502      417,132      651,742      251,779       36,315     1,799,613       167,648        32,821
 (13,181,479)  12,255,558    6,642,405    6,143,980     (363,854)   2,363,101    11,054,729     2,544,336       870,328
------------  -----------  -----------  -----------  -----------  -----------   -----------   -----------   -----------


  (4,128,853)  22,166,737   10,507,899   10,753,718    1,353,766    3,127,417    13,667,293     4,024,521       883,919
------------  -----------  -----------  -----------  -----------  -----------   -----------   -----------   -----------



  11,784,390    9,173,359   (1,064,633)  46,610,297    3,236,611    5,614,035    23,887,642     9,693,699     8,604,081
------------  -----------  -----------  -----------  -----------  -----------   -----------   -----------   -----------



    (206,095)     226,288      (61,045)    (317,822)    (120,958)      18,594       288,264       (30,216)       71,804
------------  -----------  -----------  -----------  -----------  -----------   -----------   -----------   -----------

   7,449,442   31,566,384    9,382,221   57,046,193    4,469,419    8,760,046    37,843,199    13,688,004     9,559,804



  91,567,534   60,001,150   50,618,929   27,237,220   22,767,801   14,007,755    24,960,065    11,272,061     1,712,257
------------  -----------  -----------  -----------  -----------  -----------   -----------   -----------   -----------
$ 99,016,976  $91,567,534  $60,001,150  $84,283,413  $27,237,220  $22,767,801   $62,803,264   $24,960,065   $11,272,061
============  ===========  ===========  ===========  ===========  ===========   ===========   ===========   ===========

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A12

                             FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1998, 1997 and 1996

                                                                                              SUBACCOUNTS
                                                                           ---------------------------------------------------
                                                                                 T. ROWE PRICE                 AIM V.I.
                                                                                 INTERNATIONAL                  VALUE
                                                                                STOCK PORTFOLIO*                 FUND*
                                                                           -----------------------    ------------------------
                                                                               1998        1997         1998           1997
                                                                           ------------  ---------    ----------    ----------
OPERATIONS
   Net investment income (loss)........................................... $   52,273    $  2,458     $    4,625    $   2,869
   Capital gains distributions received...................................     23,244       4,151        127,325       10,111
   Realized gain (loss) on shares redeemed................................    268,182         367          2,503          649
   Net change in unrealized gain (loss) on investments....................     72,884      (7,256)       384,848      (12,003)
                                                                           ----------    --------     ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..............................................     416,583        (280)       519,301        1,626
                                                                           ----------    --------     ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM PREMIUM PAYMENTS
   AND OTHER OPERATING TRANSFERS
   [Note 7]...............................................................    967,420     437,325      2,194,927      527,237
                                                                           ----------    --------     ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RETAINED IN THE ACCOUNT
   [Note 8]...............................................................    239,675     (28,542)           250       19,187
                                                                           ----------    --------     ----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS...................................  1,623,678     408,503      2,714,478      548,050

NET ASSETS
   Beginning of year......................................................    408,503           0        548,050            0
                                                                           ----------    --------     ----------    ---------
   End of year............................................................ $2,032,181    $408,503     $3,262,528    $ 548,050
                                                                           ==========    ========     ==========    =========

* Commenced Operations on 6/30/97

          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A15 THROUGH A23

                                       A13

                             SUBACCOUNTS (Continued)
------------------------------------------------------------------------------
                                                               AMERICAN
        JANUS ASPEN                   MFS                       CENTURY
          GROWTH                    EMERGING                     V.P.
        PORTFOLIO*               GROWTH SERIES*                 VALUE*
-----------------------    ------------------------    -----------------------
   1998         1997          1998          1997          1998         1997
----------   ----------    ----------    ----------    ----------   ----------
$   37,177   $     (553)   $  (16,723)   $     (483)   $   (1,935)  $     (371)
    35,736            0        57,356             0        37,021            0
    82,695      (43,819)      705,856        (8,124)       (4,083)           0
   455,645            0       329,413        55,064        (3,206)       4,263
----------   ----------    ----------    ----------    ----------   ----------

   611,253      (44,372)    1,075,902        46,457        27,797        3,892
----------   ----------    ----------    ----------    ----------   ----------

 2,382,152      351,260     1,072,189     2,103,269     1,210,096      301,205
----------   ----------    ----------    ----------    ----------   ----------

   (42,971)      41,111       228,916       (32,310)       (4,098)      10,166
----------   ----------    ----------    ----------    ----------   ----------

 2,950,434      347,999     2,377,007     2,117,416     1,233,795      315,263

   347,999            0     2,117,416             0       315,263            0
----------   ----------    ----------    ----------    ----------   ----------

$3,298,433   $  347,999    $4,494,423    $2,117,416    $1,549,058   $  315,263
==========   ==========    ==========    ==========    ==========   ==========

* Commenced Operations on 6/30/97

                                      A14

                        NOTES TO FINANCIAL STATEMENTS OF
                   THE VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT
                                December 31, 1998

NOTE 1:    GENERAL

           Pruco Life Variable Appreciable Account (the "Account") was established on January 13, 1984 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life") which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from the purchases of Pruco Life's Variable Appreciable Life ("VAL") contracts and Pruco Life's Variable Universal Life ("VUL") contracts are invested in the Account as directed by the contract owners.

           The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are eighteen subaccounts within the Account. VUL contracts offer the option to invest in fifteen of these subaccounts within the Account, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"), or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

           New sales of the VAL product which invests in the Account were discontinued as of May 1, 1992. However, premium payments made by current VAL contract owners will continue to be received by the Account.

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

           The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

           Investments--The investments in shares of the Series Fund or the
           -----------
           non-Prudential administered funds are stated at the net asset value of the respective portfolio.

           Security Transactions--Realized gains and losses on security
           ---------------------
           transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

           Distributions Received--Dividend and capital gain distributions
           ----------------------
           received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

                                      A15

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS AND THE NON-PRUDENTIAL ADMINISTERED FUNDS

           The net asset value per share (rounded) for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares of each portfolio held by the Variable Universal Life subaccounts and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                             PORTFOLIOS
                                        ---------------------------------------------------------------------------------------
                                           PRUDENTIAL        PRUDENTIAL                          PRUDENTIAL        PRUDENTIAL
                                             MONEY          DIVERSIFIED        PRUDENTIAL         FLEXIBLE        CONSERVATIVE
                                             MARKET             BOND             EQUITY            MANAGED          BALANCED
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Number of shares: ........       12,892,894         6,951,307        28,410,630        71,653,546        40,422,833
            Net asset value per share
               (rounded): ............  $         10.00   $         11.06   $         29.64   $         16.56   $         15.08
            Cost: ....................  $   128,928,942   $    75,160,185   $   599,098,373   $ 1,119,311,144   $   565,076,591

                                                                        PORTFOLIOS (continued)
                                        ---------------------------------------------------------------------------------------
                                           PRUDENTIAL        PRUDENTIAL        PRUDENTIAL
                                           HIGH YIELD         STOCK              EQUITY          PRUDENTIAL       PRUDENTIAL
                                             BOND             INDEX              INCOME            GLOBAL          JENNISON
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Number of shares: ........       11,030,923         6,764,973         4,942,812         3,983,734         2,626,998
            Net asset value per share:
               (rounded): ............  $          7.21   $         37.74   $         20.03   $         21.16   $         23.91
            Cost: ....................  $    84,956,443   $   158,925,751   $    88,043,952   $    75,384,836   $    48,274,101

                                                                        PORTFOLIOS (continued)
                                        --------------------------------------------------------------------------------------
                                         INTERNATIONAL        AIM V.I.           JANUS           EMERGING           AMERICAN
                                             STOCK             VALUE         ASPEN GROWTH         GROWTH             CENTURY
                                           PORTFOLIO           FUND            PORTFOLIO          SERIES            V.P. VALUE
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Number of shares: ........          139,957           124,287           140,122           209,335           230,172
            Net asset value per share:
               (rounded): ............  $         14.52   $         26.25   $         23.54   $         21.47   $          6.73
            Cost: ....................  $     1,966,553   $     2,889,684   $     2,842,788   $     4,109,946   $     1,548,001

NOTE 4:    CONTRACT OWNER UNIT INFORMATION

           Outstanding contract owner units, unit values and total value of contract owner equity at December 31, 1998 were as follows:

                                                                             SUBACCOUNTS
                                        --------------------------------------------------------------------------------------
                                          PRUDENTIAL         PRUDENTIAL                         PRUDENTIAL         PRUDENTIAL
                                            MONEY           DIVERSIFIED        PRUDENTIAL         FLEXIBLE        CONSERVATIVE
                                            MARKET             BOND             EQUITY           MANAGED           BALANCED
                                           PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Contract Owner Units
              Outstanding (VAL)......        20,354,630        24,173,198       115,387,971       248,499,052       155,025,842
            Unit Value (VAL).........   $       1.92666   $       3.03285   $       7.20523   $       4.75185   $       3.89530
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Contract Owner Equity
              (VAL)..................   $    39,216,451   $    73,313,683   $   831,396,874   $ 1,180,830,221   $   603,872,161
                                        ---------------   ---------------   ---------------   ---------------   ---------------

            Contract Owner Units
              Outstanding (VUL)......        81,482,735         3,115,715         7,796,533         4,511,753         4,543,086
            Unit Value (VUL).........   $       1.10100   $       1.14770   $       1.36000   $       1.28707   $       1.26055
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Contract Owner Equity
              (VUL)..................   $    89,712,491   $     3,575,906   $    10,603,285   $     5,806,942   $     5,726,787
                                        ---------------   ---------------   ---------------   ---------------   ---------------

            TOTAL CONTRACT OWNER
              EQUITY.................   $   128,928,942   $    76,889,589   $   842,000,159   $ 1,186,637,163   $   609,598,948
                                        ===============   ===============   ===============   ===============   ===============

                                      A16

                                                                      SUBACCOUNTS (continued)
                                       ----------------------------------------------------------------------------------------
                                          PRUDENTIAL         PRUDENTIAL       PRUDENTIAL
                                          HIGH YIELD           STOCK            EQUITY          PRUDENTIAL         PRUDENTIAL
                                             BOND              INDEX            INCOME            GLOBAL            JENNISON
                                           PORTFOLIO          PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Contract Owner Units
              Outstanding (VAL).....         15,999,046        34,635,875        21,549,657        18,163,408        19,841,093
            Unit Value (VAL)........    $       2.38788   $       5.17604   $       4.21000   $       1.75630   $       2.54836
                                        ---------------   ---------------   ---------------   ---------------   ---------------

            Contract Owner Equity
              (VAL).................    $    38,203,801   $   179,276,673   $    90,724,055   $    31,900,393   $    50,562,247
                                        ---------------   ---------------   ---------------   ---------------   ---------------

            Contract Owner Units
              Outstanding (VUL).....         37,419,926        45,015,753         6,139,221        38,773,516         6,937,032
            Unit Value (VUL)........    $       1.10385   $       1.68904   $       1.35081   $       1.35100   $       1.76459
                                        ---------------   ---------------   ---------------   ---------------   ---------------

            Contract Owner Equity
              (VUL).................    $    41,305,985   $    76,033,408   $     8,292,921   $    52,383,020   $    12,241,017
                                        ---------------   ---------------   ---------------   ---------------   ---------------

            TOTAL CONTRACT OWNER
              EQUITY................    $    79,509,786   $   255,310,081   $    99,016,976   $    84,283,413   $    62,803,264
                                        ===============   ===============   ===============   ===============   ===============

                                                                      SUBACCOUNTS (Continued)
                                        ---------------------------------------------------------------------------------------
                                         T. ROWE PRICE                          JANUS              MFS
                                         INTERNATIONAL        AIM V.I.          ASPEN            EMERGING           AMERICAN
                                             STOCK             VALUE            GROWTH            GROWTH            CENTURY
                                           PORTFOLIO           FUND            PORTFOLIO          SERIES           V.P. VALUE
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Contract Owner Units
              Outstanding (VAL).....                N/A               N/A               N/A               N/A               N/A
            Unit Value (VAL)........    $           N/A   $           N/A   $           N/A   $           N/A   $           N/A
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Contract Owner Equity
              (VAL).................    $           N/A   $           N/A   $           N/A   $           N/A   $           N/A
                                        ---------------   ---------------   ---------------   ---------------   ---------------

            Contract Owner Units
              Outstanding (VUL).....          1,926,639         2,339,115         2,272,023         3,070,464         1,347,194
            Unit Value (VUL)........    $       1.05478   $       1.39477   $       1.45176   $       1.46376   $       1.14984
                                        ---------------   ---------------   ---------------   ---------------   ---------------
            Contract Owner Equity
              (VUL).................    $     2,032,181   $     3,262,528   $     3,298,433   $     4,494,423   $     1,549,058
                                        ---------------   ---------------   ---------------   ---------------   ---------------

            TOTAL CONTRACT OWNER
              EQUITY................    $     2,032,181   $     3,262,528   $     3,298,433   $     4,494,423   $     1,549,058
                                        ===============   ===============   ===============   ===============   ===============

NOTE 5:    CHARGES AND EXPENSEs

           A.  Mortality Risk and Expense Risk Charges

               The mortality risk and expense risk charges at an effective annual rate of 0.60% are applied daily against the net assets representing equity of VAL and VUL contract owners held in each subaccount. Mortality risk is that contract owners may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Pruco Life.

           B.  Deferred Sales Charge

               A deferred sales charge is imposed upon the surrender of certain variable life insurance contracts to compensate Pruco Life for sales and other marketing expenses. The amount of any sales charge will depend on the number of years that have elapsed since the contract was issued. No sales charge will be imposed after the tenth year of the contract. No sales charge will be imposed on death benefits.

                                      A17

           C.  Partial Withdrawal Charge

               A charge is imposed by Pruco Life on partial withdrawals of the cash surrender value. A charge equal to the lesser of $25 or 2% will be made in connection with each partial withdrawal of the cash surrender value of a contract.

           D.  Expense Reimbursement

               Pursuant to a prior merger agreement, the Account is reimbursed by Pruco Life for expenses in excess of 0.40% of VAL's average daily net assets incurred by the Money Market, Diversified Bond, Equity, Flexible Managed, and the Conservative Balanced Portfolios of the Series Fund.

           E.  Cost of Insurance Charges

               Contract owner contributions are subject to certain deductions prior to being invested in the Account. The deductions are for
               (1) state premium taxes; ( 2) sales charges which are deducted in order to compensate Pruco Life for the cost of selling the contract. Contracts are also subject to monthly charges for the costs of administering the contract and to compensate Pruco Life for the guaranteed minimum death benefit risk.

NOTE 6:    TAXES

           Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS

           The following amounts represent components of contract owner activity for the years ended December 31, 1998 and 1997:

                                                                                             SUBACCOUNTS
                                                                   ---------------------------------------------------------------
                                                                             PRUDENTIAL                       PRUDENTIAL
                                                                            MONEY MARKET                   DIVERSIFIED BOND
                                                                              PORTFOLIO                       PORTFOLIO
                                                                    ------------------------------  ------------------------------
                                                                         1998            1997            1998            1997
                                                                    --------------  --------------  --------------  --------------
           Contract Owner Net Payments............................  $  230,584,983   $  11,064,582  $    6,525,706  $    5,585,180
           Policy Loans...........................................      (2,667,911)     (1,916,044)     (1,912,675)     (2,089,744)
           Policy Loan Repayments and Interest....................       1,177,559       1,011,194       1,564,318       1,615,960
           Surrenders, Withdrawals and Death Benefits.............     (10,685,261)     (3,863,779)     (3,620,023)     (3,778,210)
           Net Transfers From (To) Other Subaccounts
            or Fixed Rate Options.................................    (139,236,713)     (7,633,294)      1,555,360      (2,617,340)
           Administrative and Other Charges.......................      (3,846,260)     (2,185,866)     (2,755,767)     (2,918,054)
                                                                    --------------  --------------  --------------  --------------
           Net Increase (Decrease) in Net Assets Resulting
            from Premium Payments and Other Operating Transfers...  $   75,326,397  $   (3,523,207) $    1,356,919  $   (4,202,208)
                                                                    ==============  ==============  ==============  ==============
                                                                                          SUBACCOUNTS (Continued)
                                                                    --------------------------------------------------------------
                                                                              PRUDENTIAL                         PRUDENTIAL
                                                                                EQUITY                        FLEXIBLE MANAGED
                                                                               PORTFOLIO                         PORTFOLIO
                                                                    ------------------------------  ------------------------------
                                                                         1998            1997            1998            1997
                                                                    --------------  --------------  --------------  --------------
            Contract Owner Net Payments...........................  $   46,913,467  $   45,437,359  $   64,854,058  $   71,851,051
            Policy Loans..........................................     (27,628,665)    (25,646,232)    (34,421,241)    (34,658,782)
            Policy Loan Repayments and Interest...................      19,108,549      15,784,614      24,491,018      24,227,411
            Surrenders, Withdrawals and Death Benefits............     (52,901,596)    (38,595,315)    (56,024,536)    (59,613,280)
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options.........................................      (3,542,834)      6,718,514     (17,651,111)    (13,344,352)
            Administrative and Other Charges......................     (25,435,162)    (27,110,637)    (39,005,157)    (43,984,351)
                                                                    --------------  --------------  --------------  --------------
            Net Increase (Decrease) in Net Assets Resulting from
             Premium Payments and Other Operating Transfers.......  $  (43,486,241) $  (23,411,697) $  (57,756,969) $  (55,522,303)
                                                                    ==============  ==============  ==============  ==============

                                      A18

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                           SUBACCOUNTS (Continued)
                                                                        ----------------------------------------------------------
                                                                               PRUDENTIAL                         PRUDENTIAL
                                                                          CONSERVATIVE BALANCED                HIGH YIELD BOND
                                                                                PORTFOLIO                         PORTFOLIO
                                                                        ----------------------------  ----------------------------
                                                                           1998            1997          1998             1997
                                                                        -------------  -------------  -------------  -------------
           Contract Owner Net Payments...............................   $  35,878,600  $  37,767,948  $   4,510,013  $   3,024,941
           Policy Loans..............................................     (14,672,747)   (14,693,056)    (1,009,491)    (1,149,056)
           Policy Loan Repayments and Interest.......................      11,720,294     10,942,826        832,922        751,249
           Surrenders, Withdrawals and Death Benefits................     (29,207,186)   (30,175,056)    (1,848,918)    (1,898,223)
           Net Transfers From (To) Other Subaccounts or Fixed
            Rate Options.............................................      (8,889,136)    (9,474,946)    39,327,603         (3,054)
           Administrative and Other Charges..........................     (20,731,480)   (23,099,749)    (1,832,130)    (1,622,796)
                                                                        -------------  -------------  -------------  -------------
           Net Increase (Decrease) in Net Assets Resulting
            from Premium Payments and Other Operating Transfers......   $ (25,901,655) $ (28,732,033) $  39,979,999  $    (896,939)
                                                                        =============  =============  =============  =============
                                                                                              SUBACCOUNTS (Continued)
                                                                        ----------------------------------------------------------
                                                                               PRUDENTIAL                        PRUDENTIAL
                                                                               STOCK INDEX                     EQUITY INCOME
                                                                                PORTFOLIO                        PORTFOLIO
                                                                        ----------------------------  ----------------------------
                                                                             1998           1997          1998           1997
                                                                        -------------  -------------  -------------  -------------
           Contract Owner Net Payments...............................   $  22,254,412  $  11,823,208  $  12,000,153  $   6,514,479
           Policy Loans..............................................      (4,951,084)    (4,047,578)    (3,291,047)    (2,378,404)
           Policy Loan Repayments and Interest.......................       5,657,189      3,296,705      1,845,415      1,466,470
           Surrenders, Withdrawals and Death Benefits................      (9,039,306)    (8,511,446)    (4,700,423)    (3,616,294)
           Net Transfers From (To) Other Subaccounts or Fixed
            Rate Options.............................................      62,958,405     16,075,177      9,923,725      9,926,365
           Administrative and Other Charges..........................      (7,374,716)    (4,374,518)    (3,993,433)    (2,739,257)
                                                                        -------------  -------------  -------------  -------------
           Net Increase (Decrease) in Net Assets Resulting
            from Premium Payments and Other Operating Transfers......   $  69,504,900  $  14,261,548  $  11,784,390  $   9,173,359
                                                                        =============  =============  =============  =============
                                                                                            SUBACCOUNTS (Continued)
                                                                        -----------------------------------------------------------
                                                                                PRUDENTIAL                         PRUDENTIAL
                                                                                  GLOBAL                            JENNISON
                                                                                 PORTFOLIO                         PORTFOLIO
                                                                        ----------------------------  ----------------------------
                                                                             1998            1997          1998           1997
                                                                        -------------  -------------  -------------  -------------
            Contract Owner Net Payments..............................   $   3,547,480   $  2,426,347  $  10,395,819  $   3,275,515
            Policy Loans.............................................      (1,153,101)      (665,649)    (1,342,282)      (615,994)
            Policy Loan Repayments and Interest......................         577,417        410,448        802,423        403,472
            Surrenders, Withdrawals and Death Benefits...............      (1,106,969)    (1,030,134)    (8,014,188)      (663,449)
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options............................................      46,088,034      3,018,892     24,792,645      8,134,626
            Administrative and Other Charges.........................      (1,342,564)      (923,293)    (2,746,775)      (840,471)
                                                                        -------------  -------------  -------------  -------------
            Net Increase (Decrease) in Net Assets Resulting from
             Premium Payments and Other Operating Transfers..........   $  46,610,297  $   3,236,611  $  23,887,642  $   9,693,699
                                                                        =============  =============  =============  =============
                                                                                               SUBACCOUNTS (Continued)
                                                                        ----------------------------------------------------------
                                                                                T. ROWE PRICE                        AIM V.I.
                                                                             INTERNATIONAL STOCK                      VALUE
                                                                                  PORTFOLIO                            FUND
                                                                        ----------------------------  ----------------------------
                                                                            1998           1997           1998             1997
                                                                        -------------  -------------  -------------  -------------
            Contract Owner Net Payments...............................  $   1,654,002  $     249,422  $   2,440,911  $     328,696
            Policy Loans..............................................           (890)            --         (4,704)            --
            Policy Loan Repayments and Interest.......................             88             --             26             --
            Surrenders, Withdrawals and Death Benefits................         (7,222)            --         (7,602)            --
            Net Transfers From (To) Other Subaccounts or Fixed
             Rate Options.............................................       (380,435)       209,865        165,072        234,653
            Administrative and Other Charges..........................       (298,123)       (21,962)      (398,776)       (36,112)
                                                                        -------------  -------------  -------------  -------------
            Net Increase (Decrease) in Net Assets Resulting from
             Premium Payments and Other Operating Transfers...........  $     967,420  $     437,325  $   2,194,927  $     527,237
                                                                        =============  =============  =============  =============

                                      A19

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM PREMIUM PAYMENTS AND OTHER OPERATING TRANSFERS (CONTINUED)

                                                                                             SUBACCOUNTS (Continued)
                                                                       -----------------------------------------------------------
                                                                                JANUS ASPEN                     MFS EMERGING
                                                                                   GROWTH                          GROWTH
                                                                                 PORTFOLIO                         SERIES
                                                                       -----------------------------  ----------------------------
                                                                            1998            1997           1998           1997
                                                                       -------------  --------------  -------------  -------------
           Contract Owner Net Payments...............................  $   2,418,661  $      167,622  $   2,884,035   $    425,641
           Policy Loans..............................................         (2,766)             --        (10,637)            --
           Policy Loan Repayments and Interest.......................             14              --          2,886             --
           Surrenders, Withdrawals and Death Benefits................         (4,272)             --     (1,472,154)            --
           Net Transfers From (To) Other Subaccounts or Fixed
            Rate Options.............................................        340,962         207,117        217,538      1,719,780
           Administrative and Other Charges..........................       (370,444)        (23,479)      (549,479)       (42,152)
                                                                       -------------  --------------  -------------  -------------
           Net Increase (Decrease) in Net Assets Resulting
            from Premium Payments and Other Operating Transfers......  $   2,382,152  $      351,260  $   1,072,189  $   2,103,269
                                                                       =============  ==============  =============  =============
                                                                           SUBACCOUNTS (Continued)
                                                                       ----------------------------
                                                                              AMERICAN CENTURY
                                                                                 V.P. VALUE
                                                                       ----------------------------
                                                                            1998          1997
                                                                       -------------  -------------
           Contract Owner Net Payments...............................  $   1,278,357  $     168,974
           Policy Loans..............................................         (3,346)            --
           Policy Loan Repayments and Interest.......................            106             --
           Surrenders, Withdrawals and Death Benefits................         (2,912)            --
           Net Transfers From (To) Other Subaccounts or Fixed
            Rate Options.............................................        155,288        151,959
           Administrative and Other Charges..........................       (217,397)       (19,728)
                                                                       -------------  -------------
           Net Increase (Decrease) in Net Assets Resulting from
            Premium Payments and Other Operating Transfers...........  $   1,210,096  $     301,205
                                                                       =============  =============

Note 8: The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Pruco Life to
           (from) the Account. Effective October 13, 1998, Pruco Life no longer maintains a position in the account. Previously, Pruco Life maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.

                                      A20

NOTE 9:    UNIT ACTIVITY

           Transactions in units (including transfers among subaccounts), for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                                                            SUBACCOUNTS
                                 ----------------------------------------------------------------------------------------------
                                                                                                   PRUDENTIAL
                                                   PRUDENTIAL                                      DIVERSIFIED
                                                  MONEY MARKET                                        BOND
                                                    PORTFOLIO                                       PORTFOLIO
                                 ----------------------------------------------  ----------------------------------------------
                                      1998            1997            1996            1998             1997            1996
                                 ---------------  ---------------  ------------  ----------------  -------------  -------------
           Contract Owner
             Contributions:        498,180,793      29,773,083      18,317,198       9,113,632        3,976,684       6,032,489
           Contract Owner
             Redemptions:         (423,252,123)    (30,489,425)    (20,797,007)     (7,079,685)      (5,177,102)     (5,568,938)
                                                                      SUBACCOUNTS (Continued)
                                 ----------------------------------------------------------------------------------------------
                                                                                                   PRUDENTIAL
                                                   PRUDENTIAL                                       FLEXIBLE
                                                     EQUITY                                          MANAGED
                                                    PORTFOLIO                                       PORTFOLIO
                                 ----------------------------------------------  ----------------------------------------------
                                      1998            1997            1996            1998            1997            1996
                                 ---------------  ---------------  ------------  ----------------  -------------  -------------
           Contract Owner
             Contributions:         18,406,117      16,279,305      19,318,824      25,741,091       28,250,561      33,929,159
           Contract Owner
             Redemptions:          (20,093,393)    (18,324,622)    (21,974,065)    (36,167,230)     (40,903,219)    (45,839,479)
                                                                      SUBACCOUNTS (Continued)
                                 ----------------------------------------------------------------------------------------------
                                                   PRUDENTIAL                                      PRUDENTIAL
                                                  CONSERVATIVE                                     HIGH YIELD
                                                    BALANCED                                          BOND
                                                    PORTFOLIO                                       PORTFOLIO
                                 ----------------------------------------------  ----------------------------------------------
                                      1998            1997            1996            1998            1997            1996
                                 ---------------  ---------------  ------------  ----------------  -------------  -------------
           Contract Owner
             Contributions:         18,420,856      18,585,299      22,253,843      44,158,742        4,131,802       4,533,364
           Contract Owner
             Redemptions:          (23,069,969)    (26,481,934)    (31,093,010)     (7,229,637)      (4,240,015)     (5,073,117)
                                                                      SUBACCOUNTS (Continued)
                                 ----------------------------------------------------------------------------------------------
                                                   PRUDENTIAL                                      PRUDENTIAL
                                                      STOCK                                          EQUITY
                                                      INDEX                                          INCOME
                                                    PORTFOLIO                                       PORTFOLIO
                                 ----------------------------------------------  ----------------------------------------------
                                      1998            1997            1996            1998            1997            1996
                                 ---------------  ---------------  ------------  ----------------  -------------  -------------
           Contract Owner
             Contributions:        120,829,432      13,730,033      10,183,057      14,537,433        8,191,055       4,799,710
           Contract Owner
             Redemptions:          (76,717,334)     (7,373,719)     (6,331,551)     (8,866,254)      (4,945,056)     (5,166,776)
                                                                      SUBACCOUNTS (Continued)
                                 ----------------------------------------------------------------------------------------------
                                                   PRUDENTIAL                                      PRUDENTIAL
                                                     GLOBAL                                         JENNISON
                                                    PORTFOLIO                                       PORTFOLIO
                                 ----------------------------------------------  ----------------------------------------------
                                      1998            1997            1996            1998             1997            1996
                                 ---------------  ---------------  ------------  ----------------  -------------  -------------
           Contract Owner
             Contributions:         43,728,816       6,841,694      10,050,734     132,450,542        9,601,165      10,385,285
           Contract Owner
             Redemptions:           (6,235,706)     (4,372,292)     (5,504,422)   (119,371,798)      (3,617,614)     (3,950,761)

                                      A21

                                                                     SUBACCOUNTS (Continued)
                                 -----------------------------------------------------------------------------------------------
                                         T. ROWE PRICE                      AIM V.I.                          JANUS
                                      INTERNATIONAL STOCK                    VALUE                        ASPEN GROWTH
                                           PORTFOLIO*                        FUND*                         PORTFOLIO*
                                 --------------------------------  ------------------------------  -----------------------------
                                      1998            1997            1998            1997            1998            1997
                                 ---------------  ---------------  -------------  ---------------  -------------  --------------
           Contract Owner
             Contributions:        171,490,487       2,496,937       2,310,710         535,143       3,889,309       1,778,211
           Contract Owner
             Redemptions:         (170,009,856)     (2,048,705)       (467,027)        (39,711)     (1,940,522)     (1,452,996)

                                                     SUBACCOUNTS (Continued)
                                 ----------------------------------------------------------------
                                              MFS
                                            EMERGING                        AMERICAN
                                             GROWTH                         CENTURY
                                            SERIES*                       V.P. VALUE*
                                 --------------------------------  ------------------------------
                                      1998            1997            1998            1997
                                 ---------------  ---------------  -------------  ---------------
           Contract Owner
             Contributions:        127,030,308       8,307,260       1,359,801         295,651
           Contract Owner
             Redemptions:         (125,888,906)     (6,378,197)       (288,508)        (19,750)

           * Commenced operations on 6/30/97.


                                      A22

NOTE 10:   PURCHASES AND SALES OF INVESTMENTS

           The aggregate costs of purchases and proceeds from sales of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 1998 were as follows:

                                                                              PORTFOLIOS
                                     ---------------------------------------------------------------------------------------
                                                          PRUDENTIAL                          PRUDENTIAL         PRUDENTIAL
                                        PRUDENTIAL        DIVERSIFIED       PRUDENTIAL         FLEXIBLE         CONSERVATIVE
                                       MONEY MARKET          BOND             EQUITY           MANAGED            BALANCED
                                        PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO           PORTFOLIO
                                     ---------------   ---------------   ---------------   ---------------   ---------------
            Purchases..............  $   339,409,910   $     6,726,340    $   10,544,735   $     5,851,666   $     5,987,329
            Sales..................     (266,606,309)  $    (5,779,851)   $  (58,574,003)  $   (68,363,731)  $   (34,444,328)
                                                                       PORTFOLIOS (continued)
                                     ---------------------------------------------------------------------------------------
                                        PRUDENTIAL         PRUDENTIAL       PRUDENTIAL
                                        HIGH YIELD           STOCK            EQUITY          PRUDENTIAL         PRUDENTIAL
                                           BOND              INDEX            INCOME            GLOBAL            JENNISON
                                        PORTFOLIO          PORTFOLIO        PORTFOLIO         PORTFOLIO          PORTFOLIO
                                     ---------------   ---------------   ---------------   ---------------   ---------------
            Purchases..............  $    46,913,105   $   142,204,807   $    21,915,666   $    50,728,832   $   168,924,240
            Sales..................  $    (7,326,567)  $   (72,989,876)  $   (10,945,287)  $    (4,718,352)  $  (145,000,824)
                                                                       PORTFOLIOS (Continued)
                                     ---------------------------------------------------------------------------------------
                                      T. ROWE PRICE                                              MFS
                                      INTERNATIONAL         AIM V.I.          JANUS           EMERGING           AMERICAN
                                          STOCK              VALUE        ASPEN GROWTH         GROWTH            CENTURY
                                        PORTFOLIO            FUND           PORTFOLIO          SERIES           V.P. VALUE
                                     ---------------   ---------------   ---------------   ---------------   ---------------
            Purchases..............  $   117,157,165   $     2,796,487   $     4,399,366   $    72,630,679   $     1,256,423
            Sales..................  $  (115,885,348)  $      (611,081)  $    (1,688,184)  $   (70,895,821)  $       (55,462)


                                      A23

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Variable Universal Life Subaccounts of the
Pruco Life Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Prudential Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio, Prudential Conservative Balanced Portfolio, Prudential High Yield Bond Portfolio, Prudential Stock Index Portfolio, Prudential Equity Income Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series and American Century V.P. Value of the Variable Universal Life Subaccounts of the Pruco Life Variable Appreciable Account at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the three years in the period then ended (for the year ended December 31, 1998 and for the period June 30, 1997 through December 31, 1997 for T. Rowe Price International Stock Portfolio, AIM V.I. Value Fund, Janus Aspen Growth Portfolio, MFS Emerging Growth Series, and American Century V.P. Value), in conformity with generally accepted accounting principles. These financial statements are the responsibility of Pruco Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1998, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
March 19, 1999

                                      A24




Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Financial Position
December 31, 1998 and 1997 (In Thousands)
--------------------------------------------------------------------------------

                                                                                  1998            1997
                                                                              ------------    ------------
ASSETS
Fixed maturities
    Available for sale, at fair value (amortized cost, 1998: $2,738,654;
         1997: $2,526,554)                                                    $  2,763,926    $  2,563,852
    Held to maturity, at amortized cost (fair value, 1998: $421,845; 1997:
         $350,056)                                                                 410,558         338,848
Equity securities - available for sale, at fair value (cost, 1998: $2,951;           2,847           1,982
1997: $1,289)
Mortgage loans on real estate                                                       17,354          22,787
Policy loans                                                                       766,917         703,955
Short-term investments                                                             240,727         316,355
Other long-term investments                                                          1,047           1,317
                                                                              ------------    ------------
               Total investments                                                 4,203,376       3,949,096
Cash                                                                                89,679          71,358
Deferred policy acquisition costs                                                  861,713         655,242
Accrued investment income                                                           61,114          67,000
Other assets                                                                        65,145          86,692
Separate Account assets                                                         11,531,754       8,022,079
                                                                              ------------    ------------
TOTAL ASSETS                                                                  $ 16,812,781    $ 12,851,467
                                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                               $  2,696,191    $  2,380,460
Future policy benefits and other policyholder liabilities                          534,599         472,460
Cash collateral for loaned securities                                               73,336         143,421
Securities sold under agreement to repurchase                                       49,708              --
Income taxes payable                                                                44,524          71,703
Net deferred income tax liability                                                  148,834         138,483
Payable to affiliate                                                                66,568          70,375
Other liabilities                                                                   55,038         120,260
Separate Account liabilities                                                    11,490,751       7,948,788
                                                                              ------------    ------------
Total liabilities                                                               15,159,549      11,345,950
                                                                              ------------    ------------
Contingencies (See Note 11)
Stockholder's Equity
Common stock, $10 par value;
    1,000,000 shares, authorized;
    250,000 shares, issued and outstanding at
    December 31, 1998 and 1997                                                       2,500           2,500
Paid-in-capital                                                                    439,582         439,582
Retained earnings                                                                1,202,833       1,050,871

Accumulated other comprehensive income
    Net unrealized investment gains                                                  9,902          17,129
    Foreign currency translation adjustments                                        (1,585)         (4,565)
                                                                              ------------    ------------
Accumulated other comprehensive income                                               8,317          12,564
                                                                              ------------    ------------
Total stockholder's equity                                                       1,653,232       1,505,517
                                                                              ------------    ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                     $ 16,812,781    $ 12,851,467
                                                                              ============    ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Operations
Years Ended December 31, 1998, 1997 and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                    1998                1997                1996
                                                                  ---------           ---------           ---------
REVENUES
Premiums                                                          $  57,467           $  49,496           $  51,525
Policy charges and fee income                                       364,719             330,292             324,976
Net investment income                                               261,430             259,634             247,328
Realized investment gains, net                                       44,841              10,974              10,835
Other income                                                         41,267              33,801              20,818
                                                                  ---------           ---------           ---------

Total revenues                                                      769,724             684,197             655,482
                                                                  ---------           ---------           ---------

BENEFITS AND EXPENSES

Policyholders' benefits                                             186,527             179,419             186,873
Interest credited to policyholders' account balances                118,935             110,815             118,246
General, administrative and other expenses                          228,067             225,721             122,006
                                                                  ---------           ---------           ---------

Total benefits and expenses                                         533,529             515,955             427,125
                                                                  ---------           ---------           ---------

Income from operations before income taxes                          236,195             168,242             228,357
                                                                  ---------           ---------           ---------

Income taxes
   Current                                                           69,768              73,326              60,196
   Deferred                                                          14,465             (11,458)             18,939
                                                                  ---------           ---------           ---------

Total income taxes                                                   84,233              61,868              79,135
                                                                  ---------           ---------           ---------

NET INCOME                                                          151,962             106,374             149,222
                                                                  ---------           ---------           ---------


Other comprehensive income, net of tax:

     Unrealized gains on securities, net of
       reclassification adjustment                                   (7,227)              3,025             (17,952)

     Foreign currency translation adjustments                         2,980              (2,863)               (482)
                                                                  ---------           ---------           ---------

Other comprehensive income                                           (4,247)                162             (18,434)
                                                                  ---------           ---------           ---------

TOTAL COMPREHENSIVE INCOME                                        $ 147,715           $ 106,536           $ 130,788
                                                                  =========           =========           =========

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder's Equity
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                                      Accumulated
                                                                                                         other            Total
                                                      Common          Paid-in-         Retained      comprehensive     stockholder's
                                                      stock           capital          earnings         income            equity
                                                   -----------      -----------      -----------     -------------     -------------
Balance, January 1, 1996                           $     2,500      $   439,582      $   795,275      $    30,836       $ 1,268,193

    Net income                                              --               --          149,222               --           149,222

    Change in foreign currency
      translation adjustments                               --               --               --             (482)             (482)

    Change in net unrealized
      investment gains, net of
      reclassification  adjustment                          --               --               --          (17,952)          (17,952)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1996                               2,500          439,582          944,497           12,402         1,398,981

    Net income                                              --               --          106,374               --           106,374

    Change in foreign currency
      translation adjustments                               --               --               --           (2,863)           (2,863)

    Change in net unrealized
      investment gains, net of
      reclassification adjustment                           --               --               --            3,025             3,025
                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1997                               2,500          439,582        1,050,871           12,564         1,505,517

    Net income                                              --               --          151,962               --           151,962

    Change in foreign currency
      translation adjustments                               --               --               --            2,980             2,980

    Change in net unrealized
      investment gains, net  of
      reclassification adjustment                           --               --               --           (7,227)           (7,227)

                                                   -----------      -----------      -----------      -----------       -----------

Balance, December 31, 1998                         $     2,500      $   439,582      $ 1,202,833      $     8,317       $ 1,653,232

                                                   ===========      ===========      ===========      ===========       ============

                 See Notes to Consolidated Financial Statements


Pruco Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows
Years Ended December 31, 1998, 1997, and 1996 (In Thousands)
--------------------------------------------------------------------------------

                                                                                    1998                1997                1996
                                                                                -----------         -----------         -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                      $   151,962         $   106,374         $   149,222
Adjustments to reconcile net income to net cash (used in)
     provided by operating activities:
     Policy charges and fee income                                                  (47,230)            (40,783)            (50,286)
     Interest credited to policyholders' account balances                           118,935             110,815             118,246
     Realized investment gains, net                                                 (44,841)            (10,974)            (10,835)
     Amortization and other non-cash items                                           18,611             (31,181)             29,334
     Change in:
         Future policy benefits and other policyholders' liabilities                 62,139              39,683              54,176
         Accrued investment income                                                    5,886              (4,890)             (2,248)
         Separate Accounts                                                           32,288             (13,894)            (38,025)
         Payable to affiliate                                                        (3,807)             20,547              16,519
         Policy loans                                                               (62,962)            (64,173)            (70,509)
         Deferred policy acquisition costs                                         (206,471)            (22,083)            (66,183)
         Income taxes payable                                                       (27,179)             78,894                (816)
         Deferred income tax liability                                               10,351             (10,477)              7,912
         Other, net                                                                 (43,675)             34,577               7,814
                                                                                -----------         -----------         -----------
Cash Flows (Used In) From Operating Activities                                      (35,993)            192,435             144,321
                                                                                -----------         -----------         -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities:
               Available for sale                                                 5,429,396           2,828,665           3,886,254
               Held to maturity                                                      74,767             138,626             138,127
         Equity securities                                                            4,101               6,939               7,527
         Mortgage loans on real estate                                                5,433              24,925              19,226
         Other long-term investments                                                  1,140               3,276                 288
         Investment real estate                                                          --                  --               4,488
     Payments for the purchase of:
         Fixed maturities:
               Available for sale                                                (5,617,208)         (3,141,785)         (4,008,810)
               Held to maturity                                                    (145,919)            (70,532)           (114,494)
         Equity securities                                                           (2,274)             (4,594)             (4,697)
         Other long-term investments                                                   (409)                (51)               (657)
     Cash collateral for loaned securities, net                                     (70,085)            143,421                   -
     Securities sold under agreement to repurchase, net                              49,708                   -                   -
     Short-term investments, net                                                     75,771            (147,030)             58,186
                                                                                -----------         -----------         -----------
Cash Flows Used In Investing Activities                                            (195,579)           (218,140)            (14,562)
                                                                                -----------         -----------         -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                                3,098,721           2,099,600             536,370
          Withdrawals                                                            (2,848,828)         (2,076,303)           (633,798)
                                                                                -----------         -----------         -----------
Cash Flows From (Used in) Financing Activities                                      249,893              23,297             (97,428)
                                                                                -----------         -----------         -----------
     Net increase (decrease) in Cash                                                 18,321              (2,408)             32,331
     Cash, beginning of year                                                         71,358              73,766              41,435
                                                                                -----------         -----------         -----------
CASH, END OF PERIOD                                                             $    89,679         $    71,358         $    73,766
                                                                                ===========         ===========         ===========

SUPPLEMENTAL CASH FLOW INFORMATION
     Income taxes paid (received)                                               $    99,810         $    (7,904)        $    61,760
                                                                                ===========         ===========         ===========

                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


1.   BUSINESS

Pruco Life Insurance Company (the Company) is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company markets individual life insurance, variable life insurance, variable annuities, fixed annuities, and a group annuity program (the Contracts) in all states and territories except the District of Columbia and Guam. In addition, the Company markets individual life insurance through its branch office in Taiwan. The Company has two wholly owned subsidiaries, Pruco Life Insurance Company of New Jersey (PLNJ) and The Prudential Life Insurance Company of Arizona (PLICA). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, fixed annuities, and variable annuities only in the states of New Jersey and New York. PLICA is a stock life insurance company organized in 1988 under the laws of the state of Arizona. PLICA had no new business sales in 1997 or 1998 and at this time will not be issuing new business.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America (Prudential), a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential is under no obligation to make such contributions and its assets do not back the benefits payable under the Contracts.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities. There are approximately 1,620 stock, mutual and other types of insurers in the life insurance business in the United States.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments

Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity". The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, net of income taxes, are included in a separate component of equity, "Accumulated other comprehensive income."

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, the effects on deferred policy acquisition costs and on participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and management's consideration of past results, current trends, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Impaired loans are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

Policy loans are carried at unpaid principal balances.

Short-term investments, consists primarily of highly liquid debt instruments purchased with an original maturity of twelve months or less and are carried at amortized cost, which approximates fair value.

Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control. These investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

Realized investment gains, net are computed using the specific identification method. Costs of fixed maturity and equity securities are adjusted for impairments considered to be other than temporary.

Cash

Cash  includes  cash  on  hand,   amounts  due  from  banks,  and  money  market
instruments.

Deferred Policy Acquisition Costs

The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent that they are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

Acquisition costs related to interest-sensitive life products and investment-type contracts are deferred and amortized in proportion to total estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience. Amortization periods range from 15 to 30 years. For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. Deferred policy acquisition costs are analyzed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised.

Securities loaned

Securities loaned are treated as financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% of the fair value of the securities. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position. Substantially all of the Company's securities loaned are with large brokerage firms.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Securities Sold Under Agreements to Repurchase

Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased is monitored and additional collateral is requested, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income and facilitate trading activity. These instruments are
short-term  in  nature  (usually  30  days  or  less).   Securities  loaned  are
collateralized principally by U.S. Government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate Account Assets and Liabilities

Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. Separate Account assets include common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for Separate Accounts generally accrue to the policyholders and are not included in the Consolidated Statement of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

Separate Accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Insurance Revenue and Expense Recognition

Premiums from insurance policies are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Premiums from non-participating group annuities with life contingencies are generally recognized when due. For single premium immediate annuities, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Amounts received as payment for interest-sensitive life, individual annuities, and guaranteed investment contracts are reported as deposits to "Policyholders' account balances." Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition, interest earned from the investment of these account balances is reflected in "Net investment income." Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

Foreign Currency Translation Adjustments

Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income."

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Income

Other income consists primarily of asset management fees which are received by the Company from Prudential for services Prudential provides to the Prudential Series Fund, an underlying investment option of the Separate Accounts.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include futures, currency swaps, and options contracts and can be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. All derivatives used by the Company are for other than trading purposes.

To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives must be evaluated at the inception of the hedge and throughout the hedge period.

When derivatives qualify as hedges, the changes in the fair value or cash flows of the derivatives and the hedged items are recognized in earnings in the same period. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the operating activities section in the Consolidated Statements of Cash Flows.

Income Taxes

The Company and its subsidiaries are members of the consolidated federal income tax return of Prudential and files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements

In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and is to be applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127 "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delays the implementation of SFAS 125 for one year for certain transactions, including repurchase agreements, dollar rolls, securities lending and similar transactions. Adoption of SFAS 125 did not have a material impact on the Company's results of operations, financial position and liquidity.

During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statement of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

On January 1, 1999,  the Company  adopted the  American  Institute  of Certified
Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 is not expected to have a material effect on the Company's financial position or results of operations.

In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

In  October,  1998,  the AICPA  issued  Statement  of  Position  98-7,  "Deposit
Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

Reclassifications

Certain amounts in the prior years have been reclassified to conform to current year presentation.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31,:

                                                                                                  1998
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
     U.S. government corporations and agencies                         110,294               864               318           110,840

Foreign government bonds                                                87,112             2,003               696            88,419

Corporate securities                                                 2,540,498            30,160             6,897         2,563,761

Mortgage-backed securities                                                 750               156                --               906
                                                                    ----------        ----------        ----------        ----------
Total fixed maturities available for sale                           $2,738,654        $   33,183        $    7,911        $2,763,926
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    2,951        $      168        $      272        $    2,847
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  410,558        $   11,287        $       --        $  421,845
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  410,558        $   11,287        $       --        $  421,845
                                                                    ==========        ==========        ==========        ==========


                                                                                                  1997
                                                                    ----------------------------------------------------------------
                                                                                        Gross             Gross
                                                                    Amortized         Unrealized        Unrealized        Estimated
                                                                       Cost             Gains             Losses          Fair Value
                                                                    ----------        ----------        ----------        ----------
                                                                                             (In Thousands)
  Fixed maturities available for sale
  U.S. Treasury securities and obligations of
       U.S. government corporations and agencies                    $  177,691        $    1,231        $       20        $  178,902

  Foreign government bonds                                              83,889             1,118                19            84,988

  Corporate securities                                               2,263,898            36,857             2,017         2,298,738

  Mortgage-backed securities                                             1,076               180                32             1,224
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities available for sale                         $2,526,554        $   39,386        $    2,088        $2,563,852
                                                                    ==========        ==========        ==========        ==========

  Equity securities available for sale                              $    1,289        $      802        $      109        $    1,982
                                                                    ==========        ==========        ==========        ==========

  Fixed maturities held to maturity
  Corporate securities                                              $  338,848        $   11,427        $      219        $  350,056
                                                                    ----------        ----------        ----------        ----------
  Total fixed maturities held to maturity                           $  338,848        $   11,427        $      219        $  350,056
                                                                    ==========        ==========        ==========        ==========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, categorized by contractual maturities at December 31, 1998 are shown below:

                                                     Available for Sale                         Held to Maturity
                                               --------------------------------        ---------------------------------
                                               Amortized         Estimated Fair         Amortized         Estimated Fair
                                                 Cost                Value                Cost                 Value
                                               ---------         --------------        ----------         --------------
                                                       (In Thousands)                          (In Thousands)
Due in one year or less                        $   72,931          $   73,254          $    3,036          $    3,064

Due after one year through five years           1,050,981           1,059,389             193,749             201,136

Due after five years through ten years          1,142,507           1,156,664             155,568             158,801

Due after ten years                               471,485             473,713              58,205              58,844

Mortgage-backed securities                            750                 906                  --                  --
                                               ----------          ----------          ----------          ----------
Total                                          $2,738,654          $2,763,926          $  410,558          $  421,845
                                               ==========          ==========          ==========          ==========


Actual maturities will differ from contractual maturities because, in certain circumstances, issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 1998, 1997, and 1996 were $5,327.3 million, $2,796.3 million, and $3,667.1 million, respectively. Gross gains of $46.3 million, $18.6 million, and $22.1 million and gross losses of $14.1 million, $7.9 million, and $17.6 million were realized on those sales during 1998, 1997, and 1996, respectively.

Proceeds from the maturity of fixed maturities available for sale during 1998, 1997, and 1996 were $102.1 million, $32.4 million, and $219.2 million, respectively. During the years ended December 31, 1998, 1997, and 1996, there were no securities classified as held to maturity that were sold.

Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $2.8 million, $.1 million and $.1 million for the years 1998, 1997 and 1996, respectively.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The following table describes the credit quality of the fixed maturity portfolio, based on ratings assigned by the National Association of Insurance Commissioners ("NAIC") or Standard & Poor's Corporation, an independent rating agency as of December 31, 1998:

                                                              Available for Sale                          Held to Maturity
                                                       ------------------------------          -------------------------------------

                                                        Amortized        Estimated Fair         Amortized        Estimated Fair
                                                          Cost               Value                Cost               Value
                                                       ----------        --------------        ----------        --------------
                                                               (In Thousands)                          (In Thousands)
 NAIC      Standard & Poor's
  1          AAA to AA-                                $1,195,301          $1,211,995          $  180,070          $  186,683
  2          BBB+ to BBB-                               1,254,522           1,263,656             182,298             185,417
  3          BB+ to BB-                                   201,033             204,278              39,346              40,654
  4          B+ to B-                                      59,799              57,695               8,821               9,068
  5          CCC or lower                                  27,552              26,061                  --                  --
  6          In or near default                               447                 241                  23                  23
                                                       ----------          ----------          ----------          ----------
             Total                                     $2,738,654          $2,763,926          $  410,558          $  421,845
                                                       ==========          ==========          ==========          ==========


The fixed maturity portfolio consists largely of investment grade assets (rated "1" or "2" by the NAIC), with such investments accounting for 89% and 94% of the portfolio at December 31, 1998 and 1997, respectively, based on fair value. As of both of those dates, less than 1% of the fixed maturities portfolio was rated "6" by the NAIC, defined as public and private placement securities which are currently non-performing or believed subject to default in the near-term.

The Company continually reviews fixed maturities and identifies potential problem assets which require additional monitoring. The Company defines "problem" fixed maturities as those for which principal and/or interest payments are in default. The Company defines "potential problem" fixed maturities as assets which are believed to present default risk associated with future debt service obligations and therefore require more active management. At December 31, 1998 management identified $264.0 thousand of fixed maturity investments as problem or potential problem. An immaterial amount of problem or potential problem fixed maturities were identified in 1997.

Mortgage Loans on Real Estate

The Company's mortgage loans were collateralized by the following property types at December 31, 1998 and 1997.


                                            1998                 1997
                                    ------------------   -------------------
                                                (In Thousands)

     Office buildings               $    --        --    $ 4,607        20%

     Retail stores                    7,356        42%     8,090        35%

     Apartment complexes              5,988        35%     6,080        27%

     Industrial buildings             4,010        23%     4,010        18%
                                    ------------------   ------------------
           Net carrying value       $17,354       100%   $22,787       100%
                                    ==================   ==================

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)

The largest concentration of mortgage loans are in the states of Pennsylvania (35%), Washington (34%), and New Jersey (23%).

Special Deposits

Fixed maturities of $8.6 million and $8.3 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

Other Long-Term Investments

The Company's "Other long-term investments" of $1.0 million and $1.3 million as of December 31, 1998 and 1997, respectively, are comprised of joint ventures and limited parterships. The Company's share of net income from these entities was $.1 million, $2.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $ 179,184    $ 161,140    $ 152,445
  Fixed maturities - held to maturity          26,128       26,936       33,419
  Equity securities                                14           76           44
  Mortgage loans on real estate                 1,818        2,585        5,669
  Policy loans                                 40,928       37,398       33,449
  Short-term investments                       23,110       22,011       16,780
  Other                                         6,886       14,920       10,051
                                            ---------    ---------    ---------
  Gross investment income                     278,068      265,066      251,857
       Less:  investment expenses             (16,638)      (5,432)      (4,529)
                                            ---------    ---------    ---------
  Net investment income                     $ 261,430    $ 259,634    $ 247,328
                                            =========    =========    =========


Realized investment gains ,net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:


                                               1998         1997         1996
                                            ---------    ---------    ---------
                                                      (In Thousands)

  Fixed maturities - available for sale     $  29,330    $   9,039    $   9,036
  Fixed maturities - held to maturity             487          821           --
  Equity securities                             3,489            8          781
  Mortgage loans on real estate                    --          797        1,677
  Derivative instruments                       12,414           --           --
  Other                                          (879)         309         (659)
                                            ---------    ---------    ---------

  Realized investment gains, net            $  44,841    $  10,974    $  10,835
                                            =========    =========    =========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


3.   INVESTMENTS (continued)


Net Unrealized Investment Gains

Net unrealized investment gains on securities available for sale are included in the Consolidated Statement of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also have been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                                 1998            1997            1996
                                                                               --------        --------        --------
                                                                                            (In Thousands)
Net unrealized investment gains, beginning of year                             $ 17,129        $ 14,104        $ 32,056
Changes in net unrealized investment gains attributable to:
  Investments:
    Net unrealized gains on investments arising during the period                14,593          13,880         (20,405)
    Reclassification adjustment for gains included in net income                 22,799           6,680           6,165
                                                                               --------        --------        --------
    Change in net unrealized gains on investments, net of adjustments            (8,206)          7,200         (26,570)
Impact of net unrealized investment gains on:
  Policyholder's account balances                                                (1,063)          1,293          (2,467)
  Deferred policy acquisition costs                                               2,042          (5,468)         11,085
                                                                               --------        --------        --------
Change in net unrealized investment gains                                        (7,227)          3,025         (17,952)
                                                                               --------        --------        --------
Net unrealized investment gains, end of year                                   $  9,902        $ 17,129        $ 14,104
                                                                               ========        ========        ========


Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax (benefit) expense of $(8.2) million, $(7.6) million and $12.1 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $12.8 million, $3.6 million and $3.8 million, respectively.

Policyholder's account balances reported in the above table are net of income tax (benefit) expense of $(.2) million, $.0 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

Deferred  policy  acquisition  costs in the above  tables  for the  years  ended
December 31, 1998, 1997 and 1996 are net of income tax (benefit) expense of $(1.1) million, $2.9 million and $(6.2) million, respectively.


4.   POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31 are as follows:

                                                     1998            1997
                                                   --------        --------
                                                        (In Thousands)

              Life insurance                       $506,249        $444,737
              Annuities                              28,350          27,723

                                                   --------        --------
                                                   $534,599        $472,460
                                                   ========        ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


4.   POLICYHOLDERS' LIABILITIES (continued)

Life  insurance  liabilities  include  reserves  for  death  benefits.   Annuity
liabilities include reserves for immediate annuities.

The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                         Mortality             Interest Rate           Estimation Method
------------------------------    -------------------------     -------------        -----------------------
Life insurance - Domestic         Generally rates               2.5% to 7.5%         Net level premium based
                                  guaranteed in                                      on non-forfeiture
                                  calculating cash                                   interest rate
                                  surrender values

Life insurance - International    Generally rates               6.25% to 6.5%        Net level premium based
                                  guaranteed in                                      on the expected
                                  calculating cash                                   investment return
                                  surrender values

Individual immediate annuities    1983 Individual Annuity       6.25% to 11.0%       Present value of
                                  Mortality Table with                               expected future payment
                                  certain modifications                              based on historical
                                                                                     experience


Policyholders' account balances at December 31, are as follows:


                                                       1998         1997
                                                    ----------   ----------
                                                        (In Thousands)

              Interest-sensitive life contracts     $1,386,829   $1,345,089
              Individual annuities                   1,077,996    1,035,371
              Guaranteed investment contracts          231,366           --
                                                    ----------   ----------
                                                    $2,696,191   $2,380,460
                                                    ==========   ==========

Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts are equal to policy account values plus unearned premiums. The policy account values represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses, mortality charges.

Certain contract provisions that determine the policyholder account balances are as follows:

            Product                       Interest Rate          Withdrawal / Surrender Charges
---------------------------------         --------------       ----------------------------------
Interest sensitive life contracts         4.0% to 6.5%         Various up to 10 years

Individual annuities                      3.0% to 5.6%         0% to 8% for up to 8 years

Guaranteed investment contracts           5.02% to 6.23%       Subject to market value withdrawal
                                                               provisions for any funds withdrawn
                                                               other than for benefit responsive
                                                               and contractual payments

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


5.   REINSURANCE

The Company participates in reinsurance, with Prudential and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer, except for cases involving a novation. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance amounts included in the Consolidated Statement of Operations for the year ended December 31 are below.


                                              1998        1997        1996
                                            --------    --------    --------
                                                     (In Thousands)

     Direct Premiums                        $ 65,423    $ 51,851    $ 53.776
         Reinsurance assumed                   1,395       1,369       1,128
         Reinsurance ceded - affiliated       (6,532)       (686)       (254)
         Reinsurance ceded - unaffiliated     (2,819)     (3,038)     (3,125)
                                            --------    --------    --------
     Premiums                               $ 57,467    $ 49,496    $ 51,525
                                            ========    ========    ========
     Policyholders' benefits ceded          $ 27,991    $ 25,704    $ 26,796
                                            ========    ========    ========


Reinsurance   recoverables,   included  in  "Other   assets"  in  the  Company's
Consolidated Statements of Financial Position, at December 31 include amounts recoverable on unpaid and paid losses and were as follows:


                                                         1998        1997
                                                        -------     -------
                                                           (In Thousands)

              Life insurance - affiliated               $ 6,481     $ 2,618
              Other reinsurance - affiliated             21,650      23,243
                                                        -------     -------
                                                        $28,131     $25,861
                                                        =======     =======

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


6.   EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has a non-contributory defined benefit pension plan which covers substantially all of its Taiwanese employees. This plan was established as of September 30, 1997 and the projected benefit obligation and related expenses at September 30, 1998 was not material to the Consolidated Statements of Financial Position or results of operations for the years presented. All other employee benefit costs are allocated to the Company from Prudential in accordance with the service agreement described in Note 13.


7.   INCOME TAXES

The components of income taxes for the years ended December 31, are as follows:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)
        Current tax expense (benefit):
           U.S                                $ 67,272    $ 71,989    $ 59,489
           State and local                       2,496       1,337         703
           Foreign                                  --          --           4
                                              --------    --------    --------
           Total                                69,768      73,326      60,196
                                              --------    --------    --------


        Deferred tax expense (benefit):
           U.S                                  14,059     (11,458)     18,413
           State and local                         406          --         526
                                              --------    --------    --------
           Total                                14,465     (11,458)     18,939
                                              --------    --------    --------

         Total income tax expense             $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========


The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:


                                                1998        1997        1996
                                              --------    --------    --------
                                                       (In Thousands)

        Expected federal income tax expense   $ 82,668    $ 58,885    $ 79,925
        State and local income taxes             1,886         869         799
        Other                                     (321)      2,114      (1,589)
                                              --------    --------    --------
        Total income tax expense              $ 84,233    $ 61,868    $ 79,135
                                              ========    ========    ========

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


7.   INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:


                                                          1998       1997
                                                        --------   --------
                                                          (In Thousands)
           Deferred tax assets
                Insurance reserves                      $ 93,564   $ 52,144
                                                        --------   --------
                Deferred tax assets                       93,564     52,144
                                                        --------   --------

           Deferred tax liabilities
                Deferred acquisition costs               224,179    167,128
                Net investment gains                      12,241     16,068
                Other                                      5,978      7,431
                                                        --------   --------
                Deferred tax liabilities                 242,398    190,627
                                                        --------   --------

           Net deferred tax liability                   $148,834   $138,483
                                                        ========   ========


Management believes that based on its historical pattern of taxable income, the Company and its subsidiaries will produce sufficient income in the future to realize its deferred tax assets after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company and its subsidiaries had no federal or state operating loss carryforwards for tax purposes.

The Internal Revenue Service (the "Service") has completed examinations of all consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such adjustments. The Service has begun their examination of the years 1993 through 1995.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


8.   EQUITY

Reconciliation of Statutory Surplus and Net Income

Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following table reconciles the Company's statutory net income and surplus as of and for the years ended December 31, determined in accordance with accounting practices prescribed or permitted by the Arizona and New Jersey Departments of Banking and Insurance with net income and equity determined using GAAP.


                                          1998         1997         1996
                                        ---------    ---------    ---------
                                                  (In Thousands)
Statutory net income                    $ (33,097)   $  12,778    $  48,846

Adjustments to reconcile to net
  income on a GAAP basis:
     Statutory income of subsidiaries      18,953       18,553       25,001
     Deferred acquisition costs           202,375       38,003       48,862
     Deferred premium                       2,625        1,144        1,295
     Insurance liabilities                (24,942)      26,517       28,662
     Deferred taxes                       (14,465)      11,458      (18,939)
     Valuation of investments              20,077          506          365
     Other, net                           (19,564)      (2,585)      15,130
                                        ---------    ---------    ---------
GAAP net income                         $ 151,962    $ 106,374    $ 149,222
                                        =========    =========    =========





                                                 1998           1997
                                             -----------    -----------
                                                   (In Thousands)
  Statutory surplus                          $   931,164    $   853,130

  Adjustments to reconcile to equity
    on a GAAP basis:
       Valuation of investments                  117,254         97,787
       Deferred acquisition costs                861,713        655,242
       Deferred premium                          (15,625)       (14,817)
       Insurance liabilities                    (133,811)      (107,525)
       Deferred taxes                           (148,834)      (138,483)
       Other, net                                 41,371        160,183
                                             -----------    -----------
  GAAP stockholder's equity                  $ 1,653,232    $ 1,505,517
                                             ===========    ===========




9.   FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


9.  FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

Fixed maturities and Equity securities

Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Mortgage loans on real estate

The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage.

Policy loans

The estimated fair value of policy loans is calculated  using a discounted  cash
flow  model  based  upon  current  U.S.   Treasury  rates  and  historical  loan
repayments.

Policyholders' account balances

Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued.

Derivative financial instruments

The fair value of futures is estimated based on market quotes for a transactions with similar terms.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31,:

                                                        1998                                   1997
                                          -------------------------------       ---------------------------------
                                            Carrying           Estimated          Carrying            Estimated
                                             Value            Fair Value            Value             Fair Value
                                          -----------         -----------       -------------         -----------
                                                                        (In Thousands)
Financial Assets:
     Fixed maturities:
          Available for sale              $ 2,763,926         $ 2,763,926         $ 2,563,852         $ 2,563,852
          Held to maturity                    410,558             421,845             338,848             350,056
     Equity securities                          2,847               2,847               1,982               1,982
     Mortgage loans                            17,354              19,465              22,787              24,994
     Policy loans                             766,917             806,099             703,955             703,605
     Short-term investments                   240,727             240,727             316,355             316,355
     Cash                                      89,679              89,679              71,358              71,358
     Separate Account assets               11,531,754          11,531,754           8,022,079           8,022,079

Financial Liabilities:
     Policyholders'
        account balances                  $ 2,696,191         $ 2,703,725         $ 2,380,460         $ 2,374,040
     Cash collateral for loaned
        securities                            123,044             123,044             143,421             143,421
     Separate Account liabilities          11,490,751          11,490,751           7,948,788           7,948,788
     Derivatives                                1,723               2,374                 653                 653

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Futures & Options

The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is estimated based on market quotes for a transaction with similar terms.

Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either generate new or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

For futures that meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The notional value of futures contracts was $40.8 million and $115.7 million at December 31, 1998 and 1997, respectively. The fair value of futures contracts was immaterial at December 31, 1998 and 1997.

When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings. The fair value of options was immaterial at December 31, 1998, and there were no options in 1997.

Currency Derivatives

The Company uses currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the US Dollar.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Foreign currency translation adjustments". If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

As of December 31, 1998, the notional value of the swaps was $40.5 million with a fair value of ($2.3) million. There were no currency swaps at year end 1997.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. As of December 31, 1998, 47% of notional consisted of interest rate derivatives, 47% of notional consisted of foreign currency derivatives, and 6% of notional consisted of equity derivatives.


11.  CONTINGENCIES

Several actions have been brought against the Company on behalf of those persons who purchased life insurance policies based on complaints about sales practices engaged in by Prudential, the Company and agents appointed by Prudential and the Company. Prudential has agreed to indemnify the Company for any and all losses resulting from such litigation.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.


12.  DIVIDENDS

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations and the Company's surplus position at December 31, 1998, the Company would not be permitted a dividend distribution in 1998.


13.  RELATED PARTY TRANSACTIONS

Service Agreements

Prudential and Pruco Life operate under service and lease agreements whereby services of officers and employees (except for those agents employed by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential. The net cost of these services allocated to the Company were $269.9 million, $139.5 million and $101.7 million for the years ended December 31, 1998, 1997, and 1996, respectively. These costs are treated in a manner consistent with the Company's policy on deferred acquisition costs.

Prudential and Pruco Life have an agreement with respect to administrative services for the Prudential Series Fund. The Company invests in the various portfolios of the Series Fund through the Separate Accounts. Under this agreement, Prudential pays compensation to Pruco Life in the amount equal to a portion of the gross investment advisory fees paid by the Prudential Series Fund. The Company received from Prudential its allocable share of such compensation in the amount of $40.1 million, $29.4 million and $19.1 million during 1998, 1997 and 1996, respectively, recorded in other income.

Reinsurance

The Company currently has three reinsurance agreements in place with Prudential (the reinsurer). Specifically a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract, and two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These agreements had no material effect on net income for the years ended December 31, 1998, 1997, and 1996.

Pruco Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------


13.  RELATED PARTY TRANSACTIONS (continued)

Debt Agreements

In July 1998, the Company established a revolving line of credit facility of up to $300 million with Prudential Funding Corporation, a wholly owned subsidiary of Prudential. There is no outstanding debt relating to this credit facility as of December 31, 1998.

                       Report of Independent Accountants
                       ---------------------------------



To the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

VARIABLE UNIVERSAL LIFE
INSURANCE

Variable Universal Life is issued by Pruco Life Insurance Company, 213 Washington Street, Newark, NJ 07102-2992 and offered through Pruco Securities Corporation, 751 Broad Street, Newark, NJ 07102-3777, both subsidiaries of The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777.


[LOGO] Prudential





Pruco Life Insurance Company
213 Washington Street, Newark, NJ 07102-2992
Telephone 800 778-2255


VUL-1 Ed. 5/99 CAT# 64M9743

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                    REPRESENTATION WITH RESPECT TO CHARGES

Pruco Life Insurance Company represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the depositor.

                  UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its Form 10-Q, SEC File No. 33-37587, filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:
-------------------------------------------------------------------------

The facing sheet.

Cross-reference to items required by Form N-8B-2.

The prospectus consisting of 97 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:

  1.  PricewaterhouseCoopers LLP
  2.  Clifford E. Kirsch, Esq.
  3.  Ching-Meei Chang, MAAA, FSA

The following exhibits:
-----------------------


   1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

          A.    (1)     (a)      Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco
                                 Life Variable Appreciable Account. (Note 3)
                        (b)      Amendment of Separate Account Resolution. (Note 8)
                (2)     Not Applicable.
                (3)     Distributing Contracts:
                        (a)      Distribution Agreement between Pruco Securities Corporation and Pruco Life Insurance
                                 Company. (Note 3)
                        (b)      Proposed form of Agreement between Pruco
                                 Securities Corporation and independent brokers
                                 with respect to the Sale of the Contracts.
                                 (Note 3)
                        (c)      Schedules of Sales Commissions. (Note 5)
                        (d)      Participation Agreements.
                                 (i)   AIM Variable Insurance Funds, Inc., AIM V.I. Value Fund. (Note 8)
                                 (ii)  American Century Variable Portfolios, Inc., VP Value Portfolio. (Note 8)
                                 (iii) Janus Aspen Series, Growth Portfolio. (Note 8)
                                 (iv)  MFS Variable Insurance Trust, Emerging Growth Series. (Note 8)
                                 (v)   T. Rowe Price International Series, Inc., International Stock Portfolio. (Note 8)
                (4)     Not Applicable.
                (5)     Variable Universal Life Insurance Contract: (Note 3)
                (6)     (a)      Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993.
                                 (Note 3)
                        (b)      By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 9)
                (7)     Not Applicable.
                (8)     Not Applicable.
                (9)     Not Applicable.
               (10)     (a)      Application Form. (Note 3)
                        (b)      Supplement to the Application. (Note 2)
               (11)     Form of Notice of Withdrawal Right. (Note 5)
               (12)     Memorandum describing Prudential's issuance, transfer,
                        and redemption procedures for the Contracts pursuant to
                        Rule 6e-3(T)(b)(12)(iii) and method of computing
                        adjustments in payments and cash surrender values upon
                        conversion to fixed-benefit policies pursuant to Rule
                        6e- 3(T)(b)(13)(v)(B). (Note 10)
               (13)     Available Contract Riders and Endorsements:
                        (a)      Rider for Payment of Premium Benefit Upon Insured's Total Disability.  (Note 3)
                        (b)      10 Year Level Premium Term Rider on Insured.  (Note 5)

                        (c)      10 Year Level Premium Term Rider on Spouse.  (Note 5)
                        (d)      Annually Renewable Term Rider on Insured.  (Note 5)
                        (e)      Children's Rider.  (Note 5)
                        (f)      Living Needs Benefit Rider
                                 (i)  for use in Florida.  (Note 3)
                                 (ii) for use in all approved jurisdictions
                                 except Florida. (Note 3)

     2.   See Exhibit 1.A.(5).

     3. Opinion and Consent of Clifford E. Kirsch, Esq. as to the legality of the securities being registered. (Note 1)

     4.   None.

     5.   Not Applicable.

     6. Opinion and Consent of Ching-Meei Chang, MAAA, FSA, as to actuarial matters pertaining to the securities being registered. (Note 1)

     7.   Powers of Attorney:
          (a)      William M. Bethke, Ira J. Kleinman, Esther H. Milnes, I. Edward Price  (Note 6)
          (b)      Kiyofumi Sakaguchi  (Note 4)
          (c)      James J. Avery, Jr.  (Note 8)
          (d)      Dennis G. Sullivan (Note 7)



(Note     1)       Filed herewith.

(Note     2)       Incorporated by reference to Post-Effective Amendment No. 11 to Form S-6, Registration No. 33-38271, filed on April 28,
                   1998 on behalf of the Pruco Life Variable Universal
                   Account.
(Note     3)       Incorporated by reference to Registrant's Form S-6, filed
                   July 2, 1996.
(Note     4)       Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6, Registration No. 33-49994, filed on April 28,
                   1997 on behalf of the Pruco Life PRUvider Variable
                   Appreciable Account.

(Note     5)       Incorporated by reference to Pre-Effective Amendment No. 1 to
                   Registrant's Form S-6, filed November 25, 1996.
(Note     6)       Incorporated by reference to Form 10-K, Registration No. 33-
                   08698, filed March 31, 1997 on behalf of the Pruco Life
                   Variable Contract Real Property Account.

(Note     7)       Incorporated by reference to Post-Effective Amendment No. 5 to Form S-1, Registration No. 33-86780, filed April 12, 1999 on behalf of the Pruco Life Variable Contract Real Property
                   Account.
(Note     8)       Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed June 25, 1997.
(Note     9)       Incorporated by reference to Form 10-Q, Registration No. 033-
                   37587, filed August 15, 1997 on behalf of the Pruco Life
                   Insurance Company.

(Note    10)       Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Form S-6, filed on April 29, 1998.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Appreciable Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus, and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 26th day of April, 1999.

(Seal)            The Pruco Life Variable Appreciable Account
                                  (Registrant)

                           By: Pruco Life Insurance Company
                                   (Depositor)


Attest:  /s/ Thomas C. Castano          By:  /s/ Esther H. Milnes
         ---------------------------         -----------------------------
         Thomas C. Castano                   Esther H. Milnes
         Assistant Secretary                 President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 26th day of April, 1999.

     Signature and Title
     -------------------


/s/ *
------------------------------
Esther H. Milnes
President and Director

/s/ *
------------------------------
Dennis G. Sullivan
Vice President and Chief Accounting Officer

/s/ *
------------------------------
James J. Avery, Jr.
Director

/s/ *
------------------------------           *By:  /s/ Thomas C. Castano
William M. Bethke                              ---------------------------------
Director                                       Thomas C. Castano

/s/ *
------------------------------
Ira J. Kleinman
Director



/s/ *
------------------------------
I. Edward Price
Director

/s/ *
------------------------------
Kiyofumi Sakaguchi
Director

                                 EXHIBIT INDEX


1.  Consent of PricewaterhouseCoopers                  Page II-6
    LLP, independent accountants.

2.  Opinion and Consent of Clifford                    Page II-7
    E. Kirsch, Esq. as to the legality
    of the securities being registered.

3.  Opinion and Consent of Ching-Meei Chang,           Page II-8
    MAAA, FSA, as to actuarial matters
    pertaining to the securities being
    registered.